FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-172143-08

December 3, 2012

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET $1,133,665,560 (Approximate Total Mortgage Pool Balance) $793,565,000 (Approximate Offered Certificates)

COMM 2012-CCRE5

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
KeyBank National Association
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

KeyBanc Capital Markets	CastleOak Securities, L.P.	Nomura

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated December 3, 2012, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,133,665,560
Managers:	Cantor Fitzgerald & Co	Number of Mortgage Loans:	63
Co-Managers:	KeyBanc Capital Markets Inc.	Number of Mortgaged Properties:	98
	CastleOak Securities, L.P.	Average Mortgage Loan Cut-off Date Balance:	$17,994,691
	Nomura Securities International, Inc.	Average Mortgaged Property Cut-off Date Balance:	$11,568,016
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.75x
	(“CCRE”) (55.9%), German American Capital	Range of Mortgage Loan U/W NCF DSCR:	1.30x – 2.61x
	Corporation* (“GACC”) (35.3%) and KeyBank	Weighted Avg Mortgage Loan Cut-off Date LTV:	63.8%
	National Association (“KeyBank”) (8.7%)	Range of Mortgage Loan Cut-off Date LTV:	35.0% – 76.9%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg Mortgage Loan Maturity Date LTV:	53.3%
Master Servicer and Special	Midland Loan Services, a division of PNC Bank,	Range of Mortgage Loan Maturity Date LTV:	27.3% – 70.4%
Servicer:	National Association	Weighted Avg U/W NOI Debt Yield:	11.2%
Operating Advisor:	Park Bridge Lender Services LLC	Range of U/W NOI Debt Yield:	8.3% – 16.7%
Trustee:	Wells Fargo Bank, National Association	Weighted Avg Mortgage Loan
Rating Agencies:	Fitch, Inc. and Moody’s Investors Service, Inc.	Original Term to Maturity (months):	111
Determination Date:	The 6th day of each month, or if such 6th day is not a	Weighted Avg Mortgage Loan
	business day, the following business day,	Remaining Term to Maturity (months):	110
	commencing in January 2013.	Weighted Avg Mortgage Loan Seasoning (months):	1
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Amortization for Full Term(2):	70.1%
	each month, commencing January 2013.	% Mortgage Loans with Partial Interest Only:	21.6%
Cut-off Date:	Due Dates in December 2012 (or related origination	% Mortgage Loans with Full Interest Only(3):	8.3%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	80.4%
	Loan statistics are based on balances as of the Cut-	% Mortgage Loans with Upfront or
	off Date.	Ongoing Replacement Reserves(4):	71.7%
Settlement Date:	On or about December 13, 2012	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	54.8%
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(5):	70.6%
	with accrued interest.	% Mortgage Loans with Upfront Engineering Reserves:	37.9%
ERISA Eligible:	All of the Offered Classes are expected to be ERISA	% Mortgage Loans with Upfront or Ongoing Other Reserves:	56.2%
	eligible.
(1)   With respect to the Eastview Mall and Commons loan and the Harmon Corner loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the La Curacao Business Center loan, LTV and Debt Yield calculations are based on the mortgage loan balance net of an earnout reserve. With respect to The Nolitan loan, LTV, DSCR and Debt Yield calculations are based on the Mortgage Loan included in the mortgage pool and without regard to the related subordinate companion loan not included in the mortgage pool.
(2)   Amortizing through the maturity date.
(3)   Interest only through the maturity date.
(4)   Includes FF&E Reserves.
(5)   Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, mixed use and industrial properties only.

SMMEA Eligible:	None of the Offered Classes will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	December 2045
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and
	in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / Aaa(sf)	$85,349,000	30.000%	2.65	1 - 58	44.7%	16.0%
Class A-2	AAA(sf) / Aaa(sf)	$159,765,000	30.000%	4.97	58 - 60	44.7%	16.0%
Class A-SB	AAA(sf) / Aaa(sf)	$90,894,000	30.000%	7.36	60 - 115	44.7%	16.0%
Class A-3	AAA(sf) / Aaa(sf)	$100,000,000	30.000%	9.70	115 - 117	44.7%	16.0%
Class A-4	AAA(sf) / Aaa(sf)	$357,557,000	30.000%	9.93	117 - 120	44.7%	16.0%
Class X-A(7)	AAA(sf) / Aaa(sf)	$916,852,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/Moody’s)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels(6)	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A–M(9)	AAA(sf) / Aaa(sf)	$123,287,000	19.125%	9.99	120 - 120	51.6%	13.8%
Class X–B(7)	AA(sf) / Aa2(sf)	$52,432,000(8)	N/A	N/A	N/A	N/A	N/A
Class B(9)	AA(sf) / Aa2(sf)	$52,432,000	14.500%	9.99	120 - 120	54.5%	13.1%
Class PEZ(9)	A(sf) / Aa3(sf)	$211,146,000(10)	11.375%	9.99	120 - 120	56.5%	12.6%
Class C(9)	A(sf) / A2(sf)	$35,427,000	11.375%	9.99	120 - 120	56.5%	12.6%
Class D	BBB+(sf) / Baa1(sf)	$22,673,000	9.375%	9.99	120 - 120	57.8%	12.4%
Class E	BBB-(sf) / Baa3(sf)	$32,593,000	6.500%	9.99	120 - 120	59.7%	12.0%
Class F	BB(sf) / Ba2(sf)	$21,256,000	4.625%	9.99	120 - 120	60.8%	11.7%
Class G	B(sf) / B2(sf)	$18,422,000	3.000%	9.99	120 - 120	61.9%	11.5%
Class H	NR / NR	$34,010,559	0.000%	9.99	120 - 120	63.8%	11.2%

(1)
The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A-4, Class A–M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a certificate balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that mortgage loans with anticipated repayment dates are repaid on their respective anticipated repayment dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A-4 are represented in the aggregate. The initial subordination levels for the Class C and Class PEZ Certificates are equal to the subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $35,427,000.

(7)
The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3 Class A-4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the pass–through rate of the Class B Certificates, as further described in the Free Writing Prospectus.

(8)
The Class X–A and Class X–B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  None of the Class X–A or Class X–B Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (without regard to any exchange of Class     A–M, Class B, and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X–B Certificates will be calculated by reference to a notional amount equal to the Certificate Balance of the Class B Certificates (without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

SUMMARY OF THE CERTIFICATES

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $123,287,000, $52,432,000 and $35,427,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	CCRE	The Nolitan	Hospitality	$17,000,000	58	51.5%	1.83x	12.1%
A-2	CCRE	Lillie’s Times Square	Retail	$3,526,004	59	58.8%	1.30x	8.7%
A-2	GACC	Vanguard Data Center	Office	$34,000,000	60	52.3%	1.95x	13.1%
A-2	KeyBank	Holiday Village Mall	Retail	$29,000,000	60	64.4%	1.79x	13.6%
A-2	GACC	Sheraton Novi	Hospitality	$13,000,000	60	63.4%	1.94x	14.9%
A-2	CCRE	DoubleTree Columbus	Hospitality	$9,500,000	60	52.2%	1.96x	16.7%
A-2	CCRE	One Larkin Plaza	Office	$9,400,000	60	70.7%	1.37x	9.1%
A-2	CCRE	Silver Oaks Apartments	Multifamily	$9,089,500	60	71.6%	1.62x	10.3%
A-2	KeyBank	Candlewood Suites - Fayetteville	Hospitality	$9,000,000	60	66.2%	2.08x	16.4%
A-2	CCRE	Courtyard Westborough	Hospitality	$8,600,000	60	63.7%	1.61x	12.7%
A-2	CCRE	3425 Knox Place	Multifamily	$7,025,000	60	72.4%	1.41x	8.5%
A-2	CCRE	2294-2300 University Avenue	Multifamily	$5,750,000	60	75.7%	1.45x	8.8%
A-2	CCRE	211 Bedford Park Boulevard	Multifamily	$4,700,000	60	74.6%	1.41x	8.6%
A-2	CCRE	1945 Loring Place	Multifamily	$4,700,000	60	74.6%	1.44x	8.7%
A-2	CCRE	Corner on 7th	Retail	$3,460,000	60	52.0%	2.02x	12.5%
A-2	CCRE	104 West 190th Street	Multifamily	$3,225,000	60	75.0%	1.49x	9.0%
A-2	CCRE	1354 Commonwealth	Multifamily	$2,925,000	60	75.0%	1.37x	8.4%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses for the indicated Certificates. See “Yield and Maturity Considerations – Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$1,133,665,560 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 63 fixed–rate commercial and multifamily loans that have an aggregate Cut–off Date balance of $1,133,665,560 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $17,994,691 per Mortgage Loan and are secured by 98 Mortgaged Properties located throughout 24 states.

–	LTV: 63.8% weighted average Cut–off Date LTV and 53.3% weighted average Maturity Date LTV.

–	DSCR: 1.88x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.75x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.2% weighted average debt yield, based on Underwritten NOI. 10.4% weighted average debt yield, based on Underwritten NCF.

–	Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–4 Certificates in the aggregate, which are rated AAA(sf) / Aaa(sf) by Fitch/Moody’s.

■	Loan Structural Features:

–	Amortization: 91.7% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:
■	70.1% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity.
■	21.6% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity.
–	Hard Lockboxes: 65.9% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.
■
Cash Traps: 73.7% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
■	Real Estate Taxes: 56 Mortgage Loans representing 80.4% of the total Cut–off Date Balance.
■	Insurance Reserves: 46 Mortgage Loans representing 54.8% of the total Cut–off Date Balance.
■	Replacement Reserves (Including FF&E Reserves): 56 Mortgage Loans representing 71.7% of the total Cut–off Date Balance.
■	Tenant Improvement / Leasing Commissions: 29 Mortgage Loans representing 70.6% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.

–	Defeasance: 92.7% of the Mortgage Loans by Cut–off Date Balance permit defeasance after a lockout period and prior to an open period.

–	Yield Maintenance: 7.3% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–
Retail: 32.7% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (30.5% of the Mortgaged Properties are anchored retail properties, including single tenant properties).

–	Office: 31.6% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Multifamily: 13.6% of the Mortgaged Properties by allocated Cut-off Date Balance are multifamily properties.

–	Hospitality: 8.7% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Self Storage: 6.8% of the Mortgaged Properties by allocated Cut-off Date Balance are self storage properties.

■
Geographic Diversity: The 98 Mortgaged Properties are located throughout 24 states, with only four states having greater than or equal to 10.0% by allocated Cut–off Date Balance: New York (20.4%), Pennsylvania (16.5%), California (11.2%) and Florida (10.0%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, then, to the Class A–1, Class A–2, Class A–3, Class A-4 and Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the Certificate Balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the Certificate Balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the Certificate Balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M trust component, Class B trust component, Class C trust component and the Class D through Class H Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and the Class A–M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); and (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates).

Interest Payments:	On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class X–A and Class X–B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4, Class A–M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust component represented by the PEZ Certificates.

The pass–through rate applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–4 and Class A–M Certificates (based on their Certificate Balances and without regard to any exchange of Class A–M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus and (B) with respect to the Class X–B Certificates, the pass–through rate of the Class B Certificates, as further described in the Free Writing Prospectus.

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest–bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A–1, Class A–2, Class A–3, Class A–4 and Class A–SB Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of either Class

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) collected will be allocated to each of the Class A–1, Class A–2, Class A–3, Class A–4, Class A–SB, Class D and Class E Certificates and the Class A-M trust component, the Class B trust component and the Class C trust component (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A-2, Class A-3, Class A-4, Class A-SB, Class D and Class E Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)	X	The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amount) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust
STRUCTURE OVERVIEW

Loan Combinations:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Harmon Corner secures a Mortgage Loan (the “Harmon Corner Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $74,895,512, representing approximately 6.6% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut-off Date of $34,951,239, is not part of the mortgage pool and is currently held by Cantor Commercial Real Estate Lending, L.P. The Harmon Corner Mortgage Loan and related companion loan are pari passu in right of payment and collectively are referred to herein as the “Harmon Corner Loan Combination.”  The Harmon Corner pari passu companion loan may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).

The Harmon Corner Loan Combination will be serviced pursuant to the pooling and servicing agreement related to this transaction and the related intercreditor agreement.  For additional information regarding the Harmon Corner Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Harmon Corner Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as Eastview Mall and Commons secures a Mortgage Loan (the “Eastview Mall and Commons Mortgage Loan”) with an outstanding principal balance as of the Cut–off Date of $90,000,000, representing approximately 7.9% of the Initial Outstanding Pool Balance, and is secured on a pari passu basis with a companion loan that has an outstanding principal balance as of the Cut–off Date of $120,000,000, is not part of the mortgage pool and is currently held by the COMM 2012–CCRE4 Mortgage Trust.  The Eastview Mall and Commons Mortgage Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Eastview Mall and Commons Loan Combination.” The Eastview Mall and Commons Loan Combination is being serviced pursuant to the pooling and servicing agreement related to the COMM 2012-CCRE4 transaction and the related intercreditor agreement.  For additional information regarding the Eastview Mall and Commons Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Eastview Mall and Commons Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as The Nolitan secures a mortgage loan (“The Nolitan Mortgage Loan”) with an outstanding principal balance as of the Cut-off Date of $17,000,000, representing approximately 1.5% of the Initial Outstanding Pool Balance, that also secures on a subordinate basis one companion loan that has an outstanding principal balance as of the Cut-Off Date of $3,000,000, is not part of the mortgage pool. The subordinate companion loan will be subordinate in right of payment to The Nolitan Mortgage Loan.   The holder of The Nolitan subordinate companion loan has certain rights with respect to The Nolitan Mortgage Loan as described under “Description of the Mortgage Pool—Loan Combinations—The Nolitan Loan Combination” in the Free Writing Prospectus.  The pooling and servicing agreement for this transaction will govern the servicing of The Nolitan Mortgage Loan and its corresponding subordinate companion loan.  The Nolitan Mortgage Loan and the related subordinate companion loan are collectively referred to herein as “The Nolitan Loan Combination”.

Control Rights:
Other than with respect to the Eastview Mall and Commons Loan Combination, certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

The directing holder of the Eastview Mall and Commons Loan Combination is the directing holder of the COMM 2012-CCRE4 Mortgage Trust.  Prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder of this transaction will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer of the Emerald Square Loan Combination. The directing holder of the Eastview Mall and Commons Loan Combination is referred to herein as a “Loan Combination Directing Holder”.  See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Control Eligible Certificates:	Class F, Class G and Class H Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

The holder of the control rights with respect to the Eastview Mall and Commons Loan Combination will be the related Loan Combination Directing Holder.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that an entity controlled by Eightfold Real Estate Capital Fund II, L.P., a Delaware limited partnership, will be the initial Directing Holder (for each Mortgage Loan other than the Eastview Mall and Commons Mortgage Loan) and will also own 100% of the Class F, Class G and Class H Certificates as of the Settlement Date.

The directing holder with respect to the Eastview Mall and Commons Loan Combination will be the related Loan Combination Directing Holder.  The Loan Combination Directing Holder of the Eastview Mall and Commons Loan Combination will initially be the directing holder of the COMM 2012-CCRE4 Mortgage Trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust
STRUCTURE OVERVIEW

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

With respect to the Eastview Mall and Commons Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Control Termination Event has occurred and is continuing under the pooling and servicing agreement for this transaction.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

With respect to the Eastview Mall and Commons Loan Combination, the related Loan Combination Directing Holder will retain its control rights as specified under the related intercreditor agreement, without regard to whether a Consultation Termination Event has occurred and is continuing under the pooling and servicing agreement for this transaction.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:
Other than with respect to the Eastview Mall and Commons Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust
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appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

For purposes of the voting rights described above, the Class A-M, Class B, Class PEZ and Class C Certificates will be allocated voting rights in accordance with their respective percentage interests in the applicable Class A-M, Class B and Class C trust components as described in the Free Writing Prospectus.

With respect to the Eastview Mall and Commons Loan Combination, none of the Directing Holder, the Trustee or any Certificateholders will have the right to replace the special servicer.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust
STRUCTURE OVERVIEW

management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to disclose in the Certificateholders’ monthly distribution date statement any compensation or other remuneration the Special Servicer or its affiliates have received from any person.

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights in respect of the Eastview Mall and Commons Loan Combination.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
$2,925,000	-	$9,999,999	32	$194,309,571	17.1%	4.5875%	95	1.69x	66.6%	56.8%
$10,000,000	-	$24,999,999	18	$286,659,197	25.3%	4.5918%	113	1.64x	67.1%	54.8%
$25,000,000	-	$39,999,999	6	$185,811,680	16.4%	4.3978%	99	1.62x	66.0%	54.4%
$40,000,000	-	$54,999,999	1	$52,500,000	4.6%	4.0105%	120	1.42x	68.5%	59.3%
$55,000,000	-	$69,999,999	3	$179,489,599	15.8%	4.1779%	120	1.74x	67.3%	53.9%
$70,000,000	-	$90,000,000	3	$234,895,512	20.7%	4.1619%	119	2.13x	52.0%	45.8%
Total/Weighted Average			63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%

Distribution of Mortgage Rates(1)
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
3.5385%	-	4.2499%	15	$478,526,196	42.2%	3.9638%	115	1.86x	59.6%	48.3%
4.2500%	-	4.4999%	17	$229,509,165	20.2%	4.3638%	102	1.61x	72.7%	61.7%
4.5000%	-	4.7499%	15	$253,879,968	22.4%	4.6142%	112	1.77x	62.4%	54.3%
4.7500%	-	5.7500%	16	$171,750,230	15.1%	5.2001%	105	1.63x	65.6%	54.5%
Total/Weighted Average			63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%

Property Type Distribution(1)(2)

Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, or NRA	Weighted Averages
					Cut–off Date Balance per Unit/Room/ NRA	Mortgage Rate	Stated Remaining Term (Mos.)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
Retail	27	$370,214,995	32.7%	3,271,153	$461	4.5261%	113	93.3%	1.86x	60.5%	52.3%
Anchored(3)	14	$345,525,355	30.5%	2,868,771	$486	4.4901%	113	93.5%	1.89x	59.8%	51.8%
Unanchored	13	$24,689,640	2.2%	402,382	$110	5.0303%	111	90.9%	1.53x	70.4%	59.5%
Office	14	$358,508,895	31.6%	2,439,559	$170	4.1544%	112	94.7%	1.82x	63.5%	51.7%
CBD	5	$212,281,665	18.7%	1,480,368	$147	4.0499%	120	92.0%	1.91x	61.6%	49.2%
Suburban	8	$112,227,230	9.9%	838,191	$179	4.3609%	115	98.1%	1.62x	70.4%	58.2%
Data Center	1	$34,000,000	3.0%	121,000	$281	4.1250%	60	100.0%	1.95x	52.3%	45.8%
Multifamily	13	$154,664,500	13.6%	1,547	$179,138	4.2209%	105	96.0%	1.48x	70.1%	60.3%
Hospitality	9	$98,363,517	8.7%	1,304	$111,370	4.8764%	85	73.4%	1.89x	60.0%	51.8%
Full Service	5	$70,779,557	6.2%	896	$126,657	4.7850%	86	74.1%	1.91x	58.9%	51.3%
Limited Service	3	$18,583,961	1.6%	294	$68,852	5.1405%	92	67.3%	1.72x	61.2%	50.2%
Extended Stay	1	$9,000,000	0.8%	114	$78,947	5.0500%	60	80.9%	2.08x	66.2%	58.9%
Self Storage	30	$76,888,000	6.8%	2,135,664	$52	4.5850%	120	81.9%	1.54x	69.4%	52.9%
Other	1	$34,945,684	3.1%	NAP	NAP	3.5800%	119	NAP	1.52x	71.3%	55.9%
Mixed Use	3	$33,379,968	2.9%	370,755	$118,223	4.7208%	120	75.0%	1.46x	63.8%	50.9%
Retail/Office	2	$21,629,968	1.9%	370,720	$76	4.7205%	120	82.6%	1.41x	63.7%	51.4%
Hospitality/Retail	1	$11,750,000	1.0%	35	$335,714	4.7215%	120	61.0%	1.55x	63.9%	49.9%
Industrial	1	$6,700,000	0.6%	154,000	$44	4.5000%	120	100.0%	1.34x	69.8%	51.2%
Total/Weighted Average	98	$1,133,665,560	100.0%			4.3777%	110	88.2%	1.75x	63.8%	53.3%

Geographic Distribution(1)(2)
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
New York	13	$230,751,004	20.4%	4.2648%	104	2.10x	53.6%	49.6%
Pennsylvania	6	$187,325,000	16.5%	4.1114%	109	1.66x	68.2%	57.6%
California	8	$127,222,030	11.2%	4.5752%	119	1.53x	69.0%	55.4%
Northern(4)	6	$110,744,508	9.8%	4.5685%	119	1.51x	69.9%	56.5%
Southern(4)	2	$16,477,522	1.5%	4.6205%	120	1.73x	62.9%	48.3%
Florida	14	$113,480,033	10.0%	4.4715%	118	1.50x	67.5%	53.2%
Nevada	1	$74,895,512	6.6%	4.1880%	119	1.63x	61.8%	49.5%
Washington	2	$66,700,000	5.9%	4.0352%	120	2.05x	54.3%	43.3%
Other	54	$333,291,980	29.4%	4.6095%	105	1.70x	67.5%	55.4%
Total/Weighted Average	98	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%
(1)
With respect to the Eastview Mall and Commons loan and the Harmon Corner loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/NRA calculations include the related pari passu companion loan. With respect to the La Curacao Business Center loan, LTV calculations are based on the mortgage loan balance net of an earnout reserve. With respect to The Nolitan loan, LTV, DSCR and Debt Yield calculations are based on the Mortgage Loan included in the mortgage pool and without regard to the related subordinate companion loan not included in the mortgage pool.

(2)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(3)	Includes anchored, single tenant and shadow anchored properties.
(4)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
35.0%	-	49.9%	1	$70,000,000	6.2%	3.5385%	120	2.61x	35.0%	27.3%
50.0%	-	54.9%	7	$131,854,339	11.6%	4.2017%	91	2.08x	51.4%	43.4%
55.0%	-	59.9%	5	$121,426,004	10.7%	4.6022%	116	2.05x	57.4%	54.7%
60.0%	-	64.9%	13	$217,441,921	19.2%	4.5106%	106	1.73x	62.7%	51.6%
65.0%	-	69.9%	12	$199,753,839	17.6%	4.5542%	117	1.53x	67.6%	54.4%
70.0%	-	76.9%	25	$393,189,457	34.7%	4.3537%	112	1.52x	73.8%	61.1%
Total/Weighted Average			63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%

Distribution of LTV Ratios at Maturity (1)
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
27.3%	-	49.9%	21	$424,866,703	37.5%	4.2033%	111	1.93x	54.7%	43.5%
50.0%	-	54.9%	5	$49,805,560	4.4%	4.9633%	115	1.65x	66.6%	52.5%
55.0%	-	59.9%	18	$423,504,589	37.4%	4.4514%	110	1.71x	66.9%	57.8%
60.0%	-	70.4%	19	$235,488,707	20.8%	4.4361%	108	1.53x	74.1%	63.0%
Total/Weighted Average			63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
1.30x	-	1.34x	4	$44,726,004	3.9%	4.6006%	115	1.31x	68.1%	50.6%
1.35x	-	1.39x	4	$40,625,000	3.6%	4.7112%	102	1.37x	67.4%	56.9%
1.40x	-	1.49x	15	$283,010,235	25.0%	4.5998%	114	1.46x	71.6%	59.9%
1.50x	-	1.59x	7	$81,701,495	7.2%	4.0727%	119	1.53x	70.1%	55.8%
1.60x	-	1.69x	9	$211,252,078	18.6%	4.2497%	115	1.62x	69.3%	56.7%
1.70x	-	1.79x	7	$95,089,622	8.4%	4.3766%	102	1.76x	64.3%	52.1%
1.80x	-	1.99x	7	$97,971,569	8.6%	4.5305%	74	1.90x	55.6%	48.3%
2.00x	-	2.61x	10	$279,289,557	24.6%	4.2014%	116	2.28x	51.4%	45.2%
Total/Weighted Average			63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%

Distribution of Original Terms to Maturity (1)
Range of Original Terms to Maturity	Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
60	17	$173,900,504	15.3%	4.4918%	60	1.76x	62.1%	56.3%
120	46	$959,765,056	84.7%	4.3571%	119	1.75x	64.1%	52.7%
Total/Weighted Average	63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%

Distribution of Remaining Terms to Maturity (1)
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity
58	-	60	17	$173,900,504	15.3%	4.4918%	60	1.76x	62.1%	56.3%
115	-	120	46	$959,765,056	84.7%	4.3571%	119	1.75x	64.1%	52.7%
Total/Weighted Average			63	$1,133,665,560	100.0%	4.3777%	110	1.75x	63.8%	53.3%
(1)
With respect to the Eastview Mall and Commons loan and the Harmon Corner loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/NRA calculations include the related pari passu companion loan. With respect to the La Curacao Business Center loan, LTV calculations are based on the mortgage loan balance net of an earnout reserve. With respect to The Nolitan loan, LTV, DSCR and Debt Yield calculations are based on the Mortgage Loan included in the mortgage pool and without regard to the related subordinate companion loan not included in the mortgage pool.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans or Groups of Cross-Collateralized Loans(1)
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Eastview Mall and Commons	GACC	Victor, NY	Retail	$90,000,000	7.9%	$259	57.1%	2.17x	10.3%
Harmon Corner	CCRE	Las Vegas, NV	Retail	$74,895,512	6.6%	$1,644	61.8%	1.63x	9.7%
200 Varick Street	CCRE	New York, NY	Office	$70,000,000	6.2%	$163	35.0%	2.61x	14.9%
Metroplex	GACC	Los Angeles, CA	Office	$64,414,599	5.7%	$159	74.6%	1.49x	10.0%
Widener Building	CCRE	Philadelphia, PA	Office	$59,175,000	5.2%	$130	75.0%	1.60x	9.9%
Parkway Super Center	GACC	Tukwila, WA	Retail	$55,900,000	4.9%	$122	50.8%	2.19x	13.4%
777 South Broad	CCRE	Philadelphia, PA	Multifamily	$52,500,000	4.6%	$359,589	68.5%	1.42x	8.3%
Ritz-Carlton South Beach Leased Fee	GACC	Miami Beach, FL	Other	$34,945,684	3.1%	NAP	71.3%	1.52x	8.3%
Vanguard Data Center	GACC	Philadelphia, PA	Office	$34,000,000	3.0%	$281	52.3%	1.95x	13.1%
iStorage Portfolio	CCRE	Various, Various	Self Storage	$31,000,000	2.7%	$29	68.8%	1.31x	9.8%
Total/Weighted Average:				$566,830,795	50.0%		60.5%	1.85x	10.9%
(1)	With respect to the Eastview Mall and Commons loan and Harmon Corner loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/NRA calculations include the related pari passu companion loan.

Pari Passu Companion Loan Summary
Mortgage Loans	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Eastview Mall and Commons	$90,000,000	$120,000,000	$210,000,000	COMM 2012–CCRE4	Wells Fargo	Torchlight Loan Services	COMM 2012-CCRE4
Harmon Corner	$74,895,512	$34,951,239	$109,846,751	COMM 2012–CCRE5	Midland Loan Services	Midland Loan Services	COMM 2012-CCRE5

Existing Subordinate Debt Summary

Mortgage Loan	Mortgage Loan Cut–off Date Balance	Subordinate Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
The Nolitan	$17,000,000	$3,000,000	1.83x	1.25x	51.5%	60.6%	12.1%	10.3%

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut–off Date Balance	Mezzanine Cut–off Date Balance	Trust U/W NCF DSCR(1)(2)	Total Debt U/W NCF DSCR(1)(2)	Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
777 South Broad	$52,500,000	$7,750,000	1.42x	1.12x	68.5%	78.7%	8.3%	7.2%
Holiday Village Mall	$29,000,000	$7,000,000	1.79x	1.46x	64.4%	80.0%	13.6%	10.9%
Carolina Storage Centres Portfolio	$18,300,000	$3,250,000	1.46x	1.07x	69.4%	81.7%	10.6%	9.0%
(1)
With respect to Holiday Village Mall, so long as KeyBank National Association holds the mezzanine debt, the annual interest rate on the mezzanine loan will be 6.000%, otherwise it will be 14.000%. All DSCR figures above reflect the 6.000% annual interest rate as of the Cut-off Date.

(2)
With respect to Carolina Storage Centres Portfolio, the annual interest rate on the mezzanine loan is 12.000% plus 2.000% PIK and after the 61st payment date through maturity date, 18.000%. All DSCR figures above reflect the 14.000% annual interest rate as of the Cut-off Date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2012-CCRE5 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Eastview Mall and Commons(2)	GACC	Victor, NY	Retail	$90,000,000	7.9%	MSC 2004-HQ4, PNCMA 2001-C1
200 Varick Street	CCRE	New York, NY	Office	$70,000,000	6.2%	WBCMT 2005-C17
Ritz-Carlton South Beach Leased Fee	GACC	Miami Beach, FL	Other	$34,945,684	3.1%	COMM 2003-LNB1A
Quaker Park	GACC	Conshohocken, PA	Office	$29,000,000	2.6%	PCMT 2003-PWR1
Belvedere Plaza	CCRE	Decatur, GA	Retail	$18,500,000	1.6%	GECMC 2004-C3
DoubleTree Columbus	CCRE	Columbus, OH	Hospitality	$9,500,000	0.8%	WBCMT 2007-WHL8
Abby Mini Storage	CCRE	Miami, FL	Self Storage	$8,988,000	0.8%	GECMC 2006-C1
Brigantine Town Center	CCRE	Brigantine, NJ	Retail	$8,500,000	0.7%	JPMCC 2003-ML1A
The Granada Buildings	CCRE	Los Angeles, CA	Office	$5,992,066	0.5%	LBUBS 2003-C1
Total				$275,425,750	24.3%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
For the Eastview Mall and Commons loan, the Eastview Mall portion of the mortgaged property was securitized in MSC 2004-HQ4. The Eastview Commons portion of the mortgaged property was securitized in PNCMA 2001-C1.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Super Regional Mall
Sponsor:	Rochester Malls, LLC		Collateral(4):	Fee Simple/Leasehold
Borrower:	Eastview Mall, LLC		Location:	Victor, NY
Original Balance:	$90,000,000		Year Built / Renovated:	1971, 1998 / 1995, 2003
Cut-off Date Balance:	$90,000,000		Total Sq. Ft.:	1,729,853
% by Initial UPB:	7.9%		Total Collateral Sq. Ft.(5):	811,671
Interest Rate:	4.6250%		Property Management:	Wilmorite Management Group, LLC
Payment Date:	6th of each month		Underwritten NOI:	$21,535,429
First Payment Date:	October 6, 2012		Underwritten NCF:	$21,352,529
Maturity Date:	September 6, 2022		Appraised Value(6):	$368,000,000
Amortization:	Interest Only		Appraisal Date:	July 7, 2012
Additional Debt(1):	$120,000,000 Pari Passu Debt
Call Protection:	L(27), D(89), O(4)		Historical NOI
Lockbox / Cash Management:	Hard / In Place		TTM NOI:	$19,590,952 (T-12 May 31, 2012)
			2011 NOI:	$18,838,827 (December 31, 2011)
Reserves(2)			2010 NOI:	$19,006,318 (December 31, 2010)
	Initial	Monthly	2009 NOI:	$17,962,929 (December 31, 2009)
Taxes:	$1,154,679	$131,255
Insurance:	$0	Springing	Historical Occupancy(7)
CapEx & TI/LC:	$0	Springing	Current Occupancy(8)(9):	93.9% (June 26, 2012)
PIF/CapEx Funds:	$8,000,000	$0	2011 Occupancy:	94.3% (December 31, 2011)
Von Maur Expenditure:	$4,000,000	$0	2010 Occupancy:	94.6% (December 31, 2010)
			2009 Occupancy:	93.4% (December 31, 2009)
Financial Information(3)			2008 Occupancy:	92.7% (December 31, 2008)
Cut-off Date Balance / Sq. Ft.:	$259		2007 Occupancy:	96.4% (December 31, 2007)
Balloon Balance / Sq. Ft.:	$259
Cut-off Date LTV:	57.1%
(1)   The Original Balance of $90.0 million represents the Note A-2 of a $210.0 million whole loan evidenced by two pari passu notes. The pari passu companion loan is comprised of Note A-1, with an original principal amount of $120.0 million, which was included in the COMM 2012-CCRE4 securitization.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Eastview Mall and Commons Loan Combination.
(4)   A portion of the Eastview Mall and Commons Property is under a ground lease with the Town of Victor in connection with a tax incremental financing agreement. The agreement is scheduled to expire in 2014, at which time the city of Victor will convey the portion back to the borrower. See “TIF Financing” herein.
(5)   Total Collateral Sq. Ft. excludes JCPenney, Lord & Taylor, Macy’s, Sears, Von Maur, Target and Home Depot, which are not part of the collateral. The Von Maur space, consisting of 140,000 sq. ft., is currently under construction and is expected to open in fall 2013.
(6)   The Appraised Value of $368.0 million includes an allocation of $11.0 million to the Eastview Commons portion of the Eastview Mall and Commons Property.
(7)   Historical Occupancy is based on Total Collateral Sq. Ft.
(8)   Current Occupancy excludes a 6,925 sq. ft. portion of The Gap/Gap Kids, which is expected to be vacated in January 2013.
(9)   Based on Total Sq. Ft. of 1,729,853, Current Occupancy is 97.1% as of June 26, 2012.

Balloon LTV:	57.1%
Underwritten NOI DSCR:	2.19x
Underwritten NCF DSCR:	2.17x
Underwritten NOI Debt Yield:	10.3%
Underwritten NCF Debt Yield:	10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Eastview Mall Anchor and Major Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral GLA	Lease Expiration	Total Sales (000s)(2)	Sales PSF(2)	Occupancy Cost(2)

Non-Collateral Anchor Tenants
Macy’s	BBB/Baa3/BBB	168,900	NAP	NAP	$32,000	$189	NAP
JCPenney	B+/NR/BB+	141,992	NAP	NAP	$23,000	$162	NAP
Von Maur(3)	NR/NR/NR	140,000	NAP	NAP	NAP	NAP	NAP
Sears	CCC/B3/CCC+	123,000	NAP	NAP	$25,000	$203	NAP
Lord & Taylor	NR/NR/NR	88,787	NAP	NAP	$18,000	$203	NAP
Total Non-Collateral Anchors		662,679			$98,000	$187

Collateral Anchors
Regal Cinemas	B-/B3/B+	76,230	10.5%	2/28/2026	$4,425	$340,355(4)	19.7%

Major Tenants (>10,000 sq. ft.)
Forever 21(5)	NR/NR/NR	45,778	6.3%	8/31/2021	NAP	NAP	NAP
H&M	NR/NR/NR	18,690	2.6%	1/31/2013	$3,288	$176	27.5%
Pottery Barn	NR/NR/NR	12,769	1.8%	1/31/2016	$3,900	$305	10.0%
The Gap/Gap Kids(6)	BBB-/Baa3/BB+	12,125	1.7%	12/31/2022	$4,140	$217	19.0%
Eckerd	CCC/Caa2/B-	11,033	1.5%	1/31/2015	NAP	NAP	NAP
Victoria’s Secret	BB+/Ba1/BB+	10,782	1.5%	1/31/2018	$7,151	$663	7.6%
Anthropologie(7)	NR/NR/NR	10,500	1.4%	1/31/2020	$3,308	$315	NAP
Subtotal Major Tenants		121,677	16.8%		$21,788	$303	14.2%

In-line Tenants (<10,000 sq. ft.)		315,564	43.5%		$110,105	$420	13.1%
Apple	NR/NR/NR	3,614	0.5%	1/31/2016	$31,114	$8,609	0.6%
Total In-line Tenants		319,178	44.0%		$141,219	$531	10.3%

Outparcel		145,076	20.0%		$20,413	$250	8.5%
Restaurant / Food Court		16,884	2.3%		$5,763	$456	18.0%
Kiosk		1,109	0.2%		$1,443	$2,797	8.8%
Storage		4,565	0.6%		NAP	NAP	NAP
Total Occupied Collateral		684,719	94.4%

Vacant		40,584	5.6%
Total Collateral Sq. Ft.		725,303	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Total Sales (000s), Sales PSF and Occupancy Cost are based on T-12 May 2012 sales provided by the borrower and only include tenants reporting a full 12 months of sales. Sales figures for Macy’s, JCPenney, Sears and Lord & Taylor are based upon management estimates provided to the borrower.

(3)
The Von Maur store is a former Bon Ton store and is currently under construction. The space is expected to be completed in fall 2013. A $4.0 million reserve was established at closing in connection with the Von Maur space.

(4)	Sales PSF for Regal Cinemas are reflected as sales per screen based on thirteen screens.
(5)
Forever 21 has the right to terminate its lease with at least three months notice and a fee equal to 50% of the unamortized portion of the tenant allowance, if gross sales during its 7th lease year (2017-2018) are less than $8,000,000.

(6)
The Gap/Gap Kids occupies 19,050 sq. ft., but will be downsizing to approximately 12,125 sq. ft. in January 2013. Sales PSF for The Gap/Gap Kids is based on 19,050 sq. ft.  The Gap/Gap Kids has been underwritten based on 12,125 sq. ft.

(7)
Anthropologie pays percentage rent in lieu of base rent equal to 6.0% of annual sales. In addition, Anthropologie has the right to terminate its lease, with at least three months notice, if its annual gross sales during any calendar year from 2011-2013 are less than $4,250,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Eastview Commons Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	% of Total U/W Base Rent	Lease Expiration	Total Sales (000s)	Sales PSF	Occupancy Cost
Non-Collateral Anchors
Target	A-/A2/A+	132,003	NAP	NAP	NAP	NAP	NAP	NAP
Home Depot	A-/A3/A-	123,500	NAP	NAP	NAP	NAP	NAP	NAP
Total Non-Collateral Anchors		255,503

Major Tenants
Best Buy	BB+/Baa2/BB+	34,996	40.5%	23.7%	1/31/2021	NAP	NAP	NAP
Staples	BBB/Baa2/BBB	24,100	27.9%	42.8%	2/28/2015	NAP	NAP	NAP
Old Navy	BBB-/Baa3/BB+	18,172	21.0%	33.4%	1/31/2019	NAP	NAP	NAP
Total Major Tenants		77,268	89.5%	100.0%

Vacant		9,100	10.5%
Total Collateral Sq. Ft.		86,368	100.0%

(1)	Certain ratings are those of the parent company, regardless of whether the parent company guarantees the lease.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	8	7,148	0.9%	7,148	0.9%	$42.08	1.8%	1.8%
2013	16	58,400	7.2%	65,548	8.1%	$33.79	11.6%	13.4%
2014	13	49,591	6.1%	115,139	14.2%	$21.20	6.2%	19.6%
2015	22	99,305	12.2%	214,444	26.4%	$23.94	14.0%	33.6%
2016	33	95,300	11.7%	309,744	38.2%	$32.08	18.0%	51.7%
2017	10	26,830	3.3%	336,574	41.5%	$35.52	5.6%	57.3%
2018	21	118,351	14.6%	454,925	56.0%	$19.55	13.7%	71.0%
2019	5	27,680	3.4%	482,605	59.5%	$24.76	4.0%	75.0%
2020	9	57,780	7.1%	540,385	66.6%	$15.38	5.2%	80.2%
2021	9	95,046	11.7%	635,431	78.3%	$10.62	6.0%	86.2%
2022	10	47,418	5.8%	682,849	84.1%	$35.21	9.8%	96.0%
Thereafter	2	79,138	9.8%	761,987	93.9%	$8.49	4.0%	100.0%
Vacant(2)	NAP	49,684	6.1%	811,671	100.0%	NAP	NAP
Total / Wtd. Avg.	158	811,671	100.0%			$22.25	100.00%
(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Vacant space includes 6,925 sq. ft. that are occupied by Gap/Gap Kids but will become vacant in January 2013 when Gap/Gap Kids downsizes its space.

The Loan.   The Eastview Mall and Commons loan (the “Eastview Mall and Commons Loan”) is a fixed rate loan secured by the borrower’s fee simple and leasehold interests in an 811,671 sq. ft. portion of a super regional mall and power center located at 7979 Pittsford-Victor Road and 7550 Commons Boulevard in Victor, New York (the “Eastview Mall and Commons Property”). The Eastview Mall and Commons Loan is comprised of the A-2 Note portion of a $210.0 million whole loan (the “Eastview Mall and Commons Loan Combination”) that is evidenced by two pari passu notes. Only the A-2 Note, with an original principal balance of $90.0 million, will be included in the COMM 2012-CCRE5 trust. The A-1 Note, with an original principal balance of $120.0 million, was included in the COMM 2012-CCRE4 securitization. The Eastview Mall and Commons Loan has a 10-year term with interest only payments.

The Eastview Mall and Commons Loan accrues interest at a fixed rate equal to 4.6250% per annum and has a cut-off date balance of $90.0 million. The whole loan proceeds were used to, among other things, retire existing debt of approximately $140.8 million, which includes approximately $95.2 million in defeasance costs, and to give the borrower a return of equity of approximately $54.8 million. Based on the appraised value of $368.0 million as of July 7, 2012, the cut-off date LTV of the Eastview Mall and Commons Loan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Combination is 57.1% and the remaining implied equity is $158.0 million. Prior to the securitization of the $120.0 million pari passu A-1 Note in the COMM 2012-CCRE4 transaction, the most recent prior financing of the Eastview Mall and Commons Property was included in the MSC 2004-HQ4 transaction.

The relationship between the holders of the A-1 Note and the A-2 Note will be governed by an intercreditor agreement to be described under “Description of the Mortgage Pool ― Loan Combinations ― The Eastview Mall and Commons Loan Combination” in the free writing prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$210,000,000	100.0%	Loan Payoff	$140,798,951	67.0%
			Reserves	$13,154,679	6.3%
			Closing Costs	$1,278,775	0.6%
			Return of Equity	$54,767,595	26.1%
Total Sources	$210,000,000	100.0%	Total Uses	$210,000,000	100.0%

The Borrower / Sponsor.    The borrower, Eastview Mall, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Rochester Malls, LLC, a wholly owned subsidiary of Wilmorite, a commercial real estate development and management company.

Founded in the 1940s, Wilmorite has over six decades of experience as a builder, construction manager, and real estate developer in projects involving shopping centers, academic facilities, first-class hotels and resorts. Originally a residential construction firm, Wilmorite moved into commercial construction in the 1950s, redeveloping modern high-rise offices, housing, hotels, and shopping centers. In 1967, Wilmorite acquired Greece Towne Mall, the first enclosed suburban shopping mall in upstate New York and through the 1970s and 1980s, Wilmorite opened eight major shopping malls in the eastern United States. Wilmorite remains a leading real estate management company, developer, builder and construction manager.

As of December 31, 2011, Rochester Malls, LLC had total assets, net of minority interests, of $293.1 million, of which $236.5 million relates to shopping malls.

The Property.   Eastview Mall and Commons Property consists of a one-story, super regional mall and power center located in Victor, New York, built in 1971 and 1998, and renovated in 1995 and 2003. The Eastview Mall and Commons Property collateral totals 811,671 sq. ft., with 725,303 sq. ft. in the portion known as Eastview Mall and 86,368 sq. ft. in the portion known as Eastview Commons. The collateral does not include 918,182 sq. ft. leased to seven non-collateral anchor tenants, for a total mall area of 1,729,853 sq. ft. The Eastview Mall and Commons Property is 93.9% leased to approximately 150 tenants as of June 26, 2012 and has maintained an average occupancy of 94.1% since 2009. Including the non-collateral anchor tenants, the total mall area is 97.1% leased.

Eastview Mall consists of 1,387,982 total square feet, of which 725,303 sq. ft. is collateral for the Eastview Mall and Commons Loan. Eastview Mall was originally built in 1971 by the sponsor and subsequently underwent two significant renovations in 1995 and 2003, with a planned third expansion underway. In 1995, approximately 525,000 square feet were added to what was then a 750,000 square foot mall, along with other renovations to the existing space, for a total cost of approximately $25.0 million ($48 PSF). In 2003, the sponsor added approximately 57,854 sq. ft. consisting of four new inline stores and three exterior restaurants, at an approximate cost of $21.0 million ($363 PSF). The third renovation consists of the construction of the new Von Maur store, which is expected to open in the fall of 2013, at the recently demolished former Bon Ton space. The mall is anchored by Regal Cinemas, JCPenney, Lord & Taylor, Macy’s and Sears. Regal Cinemas is the only anchor tenant that is collateral for the Eastview Mall and Commons Loan.  Macy’s and Sears own their own improvements, and JCPenney and Lord & Taylor are expected to purchase their own improvements in 2014 when the TIF Bonds (see “TIF Financing” herein) are paid. Von Maur will also own its own improvements and will not serve as collateral for the Eastview Mall and Commons Loan. The Eastview Mall collateral is 94.4% leased as of June 26, 2012 (97.1% leased including non-collateral anchor tenants).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Eastview Commons consists of 341,871 total sq. ft., of which 86,368 sq. ft. is collateral for the Eastview Mall and Commons Loan. Eastview Commons was built in 1998. Eastview Commons is anchored by Target and Home Depot, neither of which is collateral for the Eastview Mall and Commons Loan. The collateral space includes Staples, Old Navy and Best Buy, with one 9,100 sq. ft. vacant space. Eastview Commons is 89.5% leased as of June 26, 2012 (97.3% leased including non-collateral anchor tenants).

Eastview Mall and Commons Historical Sales PSF(1)
	2009	2010	2011(2)	T-12 May 2012	T-12 May 2012 Occupancy Cost	2011 National Avg.
Macy’s	NAP	NAP	$189	NAP	NAP	$154
JCPenney	NAP	NAP	$162	NAP	NAP	$145
Sears	NAP	NAP	$203	NAP	NAP	$148
Lord and Taylor	NAP	NAP	$203	NAP	NAP	NAP
Regal Cinemas(3)	NAP	$301,987	$310,378	$340,355	19.7%	NAP

Major Tenants (>10,000 sq. ft.)	$150	$214	$294	$303	14.2%

In-line Tenants (<10,000 sq. ft.)	$397	$407	$408	$420	13.1%
Apple(4)	$5,165	$7,111	$8,133	$8,609	0.6%	$5,647
Total In-line Tenants	$470	$496	$507	$531	10.3%
(1)	Historical Sales PSF is based on historical statements provided by the sponsor.
(2)	2011 Sales PSF figures for Macy’s, JCPenney, Sears and Lord & Taylor are based upon management estimates provided to the sponsor.
(3)	Regal Cinemas’ sales are reflected as sales per screen based on thirteen screens.
(4)	The Apple store at the Eastview Mall and Commons Property is the only Apple retail store in an approximate 75 mile radius.

TIF Financing. In connection with the 1995 expansion and renovation of the Eastview Mall and Commons Property, Great Eastern Mall L.P. (“GEM”), the direct parent of the borrower, entered into a financing arrangement with the Town of Victor, pursuant to which the Town of Victor agreed to issue tax incremental funding bonds (“TIF Bonds”) and exempt a portion of the property (“TIF Property”) from the payment of taxes and assessments. In connection therewith, GEM deeded the TIF Property to the Town of Victor and the Town of Victor leased the TIF Property back to GEM. The TIF Bonds will mature in 2014 and upon payment in full, the ground lease will terminate and in connection therewith Town of Victor will convey fee ownership of the TIF Property (less the JCPenney and Lord & Taylor sites) to the borrower and fee ownership of the JCPenney and Lord & Taylor sites to each tenant, respectively (and Borrower shall have no further interest in such sites). The borrower has deposited $1,782,727 into a TIF payment fund reserve at M&T Bank (not collateral for the Eastview Mall and Commons Loan), which is the amount needed from the borrower for the two remaining payments on the TIF Bonds (JCPenney and Lord & Taylor are responsible for their pro rata payments). In addition, the borrower deposited $8.0 million into a PIF/CapEx reserve at closing. If either of JCPenney or Lord & Taylor fails to pay their pro rata share of the outstanding payments due under the TIF Bond (approximately $289,485 for JCPenney and approximately $208,000 for Lord & Taylor), the borrower is required to make such payments on behalf of JCPenney and/or Lord & Taylor.  If the borrower fails to do so, the lender has the right, but not the obligation, to make such payments on the borrower’s behalf by withdrawing funds from the PIF/CapEx Account and the borrower is required to deposit funds equal to such amount within five days of lender’s withdrawal. Losses incurred as a result of the borrower’s failure to make such payments with respect to the TIF Bonds, are recourse to the sponsor.

IDA PILOT. In connection with the 2003 renovation of the Eastview Mall and Commons Property, the Ontario County Industrial Development Agency (the “IDA”) entered into a payment in-lieu-of taxes (“PILOT”) agreement with the borrower through December 31, 2041, which sets forth a schedule of payments the borrower must make to the various taxing authorities. The total tax expense being passed along to the tenants at the Eastview Mall and Commons Property is approximately $4.8 million; however, the amount paid to the taxing authorities is approximately $2.1 million. The remaining approximate $2.7 million is swept two times a year into the deposit account controlled by lender and, provided no trigger event is occurring, will be disbursed to the borrower to be used to reimburse the sponsor for capital expenditures and related financing costs at the Eastview Mall and Commons Property. The sponsor agreed to spend approximately $30.575 million in capital expenditures and related costs for the Eastview Mall and Commons Property and spent such amount by obtaining a $30.0 million loan from M&T Bank, which loan was repaid with proceeds from the Eastview Mall and Commons Loan. In connection with the PILOT, the IDA put a subordinate mortgage on the Eastview Mall and Commons Property (which mortgage secures the scheduled PILOT payments Borrower is obligated to make to the IDA). Pursuant to an Intercreditor Agreement between Lender and the IDA, the IDA mortgage is subordinate to the senior mortgage and the Lender is afforded certain notice and cure rights under the various documents entered into by Borrower and the IDA in connection with the PILOT Agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Environmental Matters. The Phase I environmental report dated July 16, 2012 recommended no further action at the Eastview Mall and Commons Property, other than the continued implementation of the asbestos operation and maintenance plan.

The Market.  The Eastview Mall and Commons Property is located in Victor, New York, within the Rochester metropolitan statistical area (“Rochester MSA”), approximately 14 miles southeast of downtown Rochester. Rochester has a population of approximately 1.1 million people and is home to several international businesses. Education and health services represent the largest sectors in the Rochester MSA, representing 21.3% of the area employment. The Rochester MSA supports approximately 16 colleges and universities, with the University of Rochester being the largest employer in the area. The unemployment rate as of March 2012 was 8.0%. Rochester has traditionally had a low unemployment rate, with an average of 5.8% between 2001 and 2011, lower than the national average of 6.4% over the same period.

The town of Victor is part of the Finger Lakes region and benefits from its proximity to tourism and vacation destinations. The trade area for the Eastview Mall and Commons Property spans an area encompassing approximately ten to fifteen miles around the center.  The appraiser determined the 2011 population within a three-mile radius to be 15,386, with an average household income of $125,869. As of Q2 2012, the Rochester retail market consists of 5,085 properties with approximately 63.2 million square feet of inventory, with an overall vacancy rate of 6.3%. The five mall properties in the market total approximately 5.7 million square feet with an average vacancy of 6.2%.

The Eastview Mall and Commons Property has two primary competitors, Marketplace Mall and Mall at Greece Ridge, both of which are owned by the sponsor.

Competitive Set(1)
Name	Eastview Mall and Commons Property	Marketplace Mall	Mall at Greece Ridge	Walden Galleria	Carousel Center / Destiny USA
Distance from Subject	NAP	12.5 miles	23.0 miles	78.0 miles	73.0 miles
Property Type	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional Mall
Owner	Wilmorite	Wilmorite	Wilmorite	Pyramid Companies	Pyramid Companies
Year Built / Renovated	1971, 1998 / 1995, 2003	1982 / 1993	1967, 1971 / 1994	1989 / 2008	1990 / 2000
Sales PSF (in-line)(2)	$420	$385	$380	$550	$500
Total Occupancy(3)	97.1%	88.0%	85.0%	85.0%	77.0%
Size (Sq. Ft.)	1,729,853	946,000	1,543,921	1,620,000	2,366,741
Anchors / Major Tenants	Macy’s; JCPenney; Sears; Lord & Taylor; Von Maur (future)	Dick’s Sporting Goods; JCPenney; Macy’s; Sears; Bon-Ton	JCPenney; Macy’s; Sears; Burlington Coat Factory; Regal Cinemas	Dick’s Sporting Goods; JCPenney; Lord & Taylor; Macy’s; Sears; Regal Cinemas	JCPenney; Lord & Taylor; Macy’s; Bon Ton; Regal Cinemas
(1)	Source: Appraisal
(2)	Sales PSF for the Eastview Mall and Commons Property excludes Apple. Including Apple, Sales PSF would be $531 PSF.
(3)	Total Occupancy for the Eastview Mall and Commons Property is based on Total Sq. Ft. of 1,729,853.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 5/31/2012	U/W	U/W PSF
Base Rent(1)	$15,961,743	$16,487,430	$16,331,918	$16,592,254	$17,336,929	$21.36
Value of Vacant Space	0	0	0	0	1,611,369	1.99
Gross Potential Rent	$15,961,743	$16,487,430	$16,331,918	$16,592,254	$18,948,298	$23.34
Total Recoveries	9,631,140	10,371,822	10,627,765	11,710,968	13,453,140	16.57
Total Other Income	955,538	1,267,181	1,435,112	1,369,665	1,635,054	2.01
Less: Mark to Market	0	0	0	0	(245,640)	(0.30)
Less: Vacancy(2)	0	0	0	0	(1,611,369)	(1.99)
Effective Gross Income	$26,548,421	$28,126,433	$28,394,795	$29,672,887	$32,179,483	$39.65
Total Operating Expenses	8,585,492	9,120,115	9,555,968	10,081,935	10,644,054	13.11
Net Operating Income	$17,962,929	$19,006,318	$18,838,827	$19,590,952	$21,535,429	$26.53
TI/LC	113,362	82,064	88,258	87,615	739,399	0.91
Capital Expenditures	0	0	0	0	243,501	0.30
Upfront TI/LC Reserve Credit(3)	0	0	0	0	(800,000)	(0.99)
Net Cash Flow	$17,849,567	$18,924,254	$18,750,569	$19,444,490	$21,352,529	$26.31

Average Annual Rent PSF(4)	$21.05	$21.47	$21.34

(1)	U/W Base Rent includes $385,107 in contractual step rent through August 2013.
(2)	U/W Vacancy represents 4.7% of gross income.
(3)	The Upfront TI/LC Reserve Credit is based on the $8.0 million upfront PIF/CapEx reserve.
(4)	Historical Average Annual Rent PSF is based on historical operating statements and occupancy rates provided by the Eastview Mall and Commons borrower and exclude non-collateral anchors.

Property Management.    The Eastview Mall and Commons Property is managed by Wilmorite Management Group, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Eastview Mall and Commons Loan is structured with a hard lockbox and in place cash management. Tenants were instructed to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender and disbursed in accordance with the Eastview Mall and Commons Loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or if the DSCR for the trailing 12-month period is less than 1.20x on the last day of the calendar quarter until the DSCR is 1.25x or greater for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $1,154,679 into a tax reserve account, (ii) $8,000,000 into a PIF/CapEx reserve to be used for approved expenses under the PILOT agreement, and (iii) $4,000,000 into the Von Maur expenditure reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $131,255 into a tax reserve account. The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place. If the amount on deposit in the PIF/CapEx account falls below $1,000,000, the borrower is required to make monthly deposits of $81,908, subject to a cap of $1,200,000 (collectively in the PIF/CapEx reserve and the CapEx & TI/LC reserve), into a CapEx & TI/LC reserve to be used for approved capital expenditures and leasing commissions.

Current Mezzanine or Subordinate Indebtedness.     None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    None. See “TIF Financing” section above regarding the conveyance of the JCPenney and Lord & Taylor parcels.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

Site plan based on information provided by the borrower as of June 26, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

NEW YORK STATE ROUTE 96
EASTVIEW MALL
EASTVIEW COMMONS
sears
macy's
VON MAUR
jcpenney
TARGET
STAPLES
THE HOME DEPOT
ETHAN ALLEN
L.L.Bean
REGAL CINEMAS
FOOD COURT
CENTER COURT
POND
POND
N

Site plan based on information provided by the borrower as of June 26, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7979 Pittsford-Victor Road and 7550 Commons Boulevard Victor, NY 14564	Collateral Asset Summary – Loan No. 1 Eastview Mall and Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$90,000,000 57.1% 2.17x 10.3%

LAKE ONTARIO
LAKE ONTARIO STATE PKWY
Charlotte
Greece
Irondequoit
Webster
Rochester
Elm Ridge Center
The Mall At Greece Ridge
Holy Sepulchre Cemetery
MAPLEWOOD
EDGERTON
GATES-NORTH GATES
DOWNTOWN
BEECHWOOD
BROWNCROFT
GATES
19TH WARD
University Of Rochester
Brighton
GREATER ROCHESTER INTERNATIONAL AIRPORT
Monroe Community College
Nazareth College Of Rochester
Southtown Plaza
The Marketplace
Rochester Institute Of Technology
Penfield
EAST ROCHESTER
Fairport
Pittsford
Henrietta
WEST HENRIETTA
NEW YORK STATE THRUWAY
VICTOR
Honeoye Falls
LATTA RD
MILL RD
MANITOU RD
W RIDGE RD
RIDGEWAY AVE
LYELL AVE
CHILI AVE
NORTON ST
CLIFFORD AVE
HIGHLAND AVE
ELMWOOD AVE
BALLANTYNE RD
W JEFFERSON RD
SCOTTSVILLE RD
E RIVER RD
W HENRIETTA RD
PINNACLE RD
CLOVER ST
MENDON CENTER RD
MENDON RD
RUSH MENDON RD
VICTOR MENDON RD
PITTSFORD VICTOR RD
BOUGHTON HILL RD
LAKE RD
KLEM RD
RIDGE RD
STATE RD
PLANK RD
ATLANTIC AVE
PENFIELD RD
WHITNEY RD
MACEDON CENTER RD
AYRAULT RD
BAY RD
CREEK ST
FIVE MILE LINE RD
JEFFERSON AVE
FAIRPORT NINE MILE POINT RD
WEBSTER RD
PHILLIPS RD
HOLT RD
SALT RD
VICTOR EGYPT RD
104
390
590
490
531
383
250
286
441
90
Eastview Mall and Commons
7979 Pittsford-Victor Road and
7550 Commons Boulevard
Victor, NY 14564
CANADA
Peterborough
Kingston
Oshawa
Toronto
Lake Ontario
Rochester
Niagara Falls
Buffalo
Syracuse
UNITED STATES
Cortland
Ithaca
Springville
Bath
Jamestown
Olean
Corning
Binghamton
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Brett Torino; Paul Kanavos;		Collateral:	Fee Simple
	Steven J. Johnson		Location:	Las Vegas, NV
Borrower:	BPS Harmon, LLC		Year Built / Renovated:	2012 / NAP
Original Balance(1):	$75,000,000		Total Sq. Ft.:	66,833
Cut-off Date Balance(1):	$74,895,512		Property Management:	BPS Management Services, LLC
% by Initial UPB:	6.6%		Underwritten NOI:	$10,648,994
Interest Rate:	4.1880%		Underwritten NCF:	$10,535,627
Payment Date:	6th of each month		Appraised Value(6):	$177,700,000
First Payment Date:	December 6, 2012		Appraisal Date(6):	January 1, 2013
Maturity Date:	November 6, 2022
Amortization:	360 months		Historical NOI(7)
Additional Debt(1):	$34,951,239 Pari Passu Debt		YTD NOI:	$3,037,722 (YTD August 31, 2012)
Call Protection(2):	L(25), D(89), O(6)		2011 NOI:	NAV
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	NAV

Reserves(3)			Historical Occupancy
	Initial	Monthly	Current Occupancy(8):	100.0% (November 15, 2012)
Taxes:	$42,000	$21,000	2011 Occupancy:	NAV
Insurance:	$73,813	$6,710	2010 Occupancy:	NAV
Replacement:	$0	$1,114
(1)   The Original Balance of $75.0 million and Cut-off Date Balance of $74.9 million represent the Note A-1 of a $110.0 million whole loan evidenced by two pari passu notes. The pari passu companion loan is the Note A-2 in the original principal amount of $35.0 million.
(2)   The lockout period will be at least 25 payment dates beginning with and including the first payment date of December 6, 2012. Defeasance of the full $110.0 million Harmon Corner Loan Combination is permitted on the date that is the earlier to occur of (i) two years after the closing date of the securitization deal that includes the last pari passu note to be securitized, and (ii) four years following the first payment date, or December 6, 2016.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The TI/LC Reserve was collected to fund all outstanding tenant improvement allowances and leasing commissions owed in connection with recent leases. The Free Rent Reserve was collected to cover any free rent periods between the first payment date of the loan and the hard rent commencement dates for all tenants. The latest hard rent commencement date is March 22, 2013.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Harmon Corner Loan Combination.
(6)   Cut-off Date LTV, Balloon LTV and Appraised Value are based on the market value as of January 1, 2013. The appraised value as of August 6, 2012 is $173,500,000, which is $4.2 million less than the market value as of January 1, 2013. The market value as of January 1, 2013 assumes that all tenant improvement allowances and leasing commissions have been paid and that all free rent periods have expired. Lender reserved approximately $4.9 million to fund all such outstanding tenant improvement allowances and leasing commissions as well as to cover free rent periods.
(7)   The Harmon Corner Property was completed in 2012 with the first tenants taking occupancy in early 2012. Historical NOI is based on the year-to-date financials as of August 31, 2012 and represents only partial year financials during the lease up period of the Harmon Corner Property. See “Cash Flow Analysis” herein for additional detail.
(8)   All tenants have accepted possession of their spaces and delivered clean estoppels. No tenants have termination options tied to the delivery of space or other landlord obligations. Current Occupancy includes tenants that have not yet opened for business. As of November 15, 2012, 16 out of 19 tenants were open for business. According to the borrower, two of the final tenants (Bubba Gump Shrimp Co. and RTJ Restaurant, LLC) are scheduled to open by year-end 2012 with the last tenant (Twin Peaks) to open in March 2013.

TI/LC(4):	$4,165,103	$8,333
Free Rent(4):	$731,208	$0

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$1,644
Balloon Balance / Sq. Ft.:	$1,316
Cut-off Date LTV(6):	61.8%
Balloon LTV(6):	49.5%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.63x
Underwritten NOI Debt Yield:	9.7%
Underwritten NCF Debt Yield:	9.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Eli Roth’s Goretorium (“Goretorium”)	NR/NR/NR	14,799	22.1%	$120.29	15.2%	9/30/2022
Bubba Gump Shrimp Co.	NR/NR/NR	12,782	19.1%	$93.81	10.2%	11/30/2022(2)
Twin Peaks	NR/NR/NR	11,834	17.7%	$136.14	13.7%	12/31/2022(3)
McDonald’s	A/A2/A	6,217	9.3%	$148.79	7.9%	4/30/2022
Walgreens	NR/Baa1/BBB	4,033(4)	6.0%	$119.02	4.1%	2/28/2042(5)
DLV Kiosk Group	NR/NR/NR	NAP(6)	0.0%	$143,250(6)	9.8%	6/30/2017
Total Major Tenants		49,665	74.3%	$143.79(7)	60.9%
Remaining Tenants		17,168	25.7%	$267.26	39.1%
Total Occupied Collateral		66,833	100.0%	$175.50(7)	100.0%
Vacant		0	0.0%
Total		66,833	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	The Bubba Gump Shrimp Co. lease includes a termination option tied to sales thresholds, which may become effective no earlier than November 30, 2015 and is subject to a lease termination payment.
(3)	The Twin Peaks lease includes a termination option tied to sales thresholds, which may become effective no earlier than June 30, 2018 and is subject to a lease termination payment.
(4)	Walgreens is a 23,908 sq. ft. two-story store, consisting of a 4,033 sq. ft. collateral space located on the second floor and a 19,875 sq. ft. non-collateral ground floor space.
(5)	The Walgreens lease expires February 28, 2111 with an initial termination option effective February 28, 2042. The ground floor lease is coterminous with the second floor lease.
(6)
DLV Kiosk Group has eight kiosk spaces within the Harmon Corner Property and does not have any net rentable area assigned to it as it occupies space within common areas.  DLV Kiosk Group U/W Base Rent PSF is based on the average U/W Base Rent per kiosk space (eight spaces).

(7)	U/W Base Rent PSF totals include $1,146,000 of U/W Base Rent attributed to the DLV Kiosk Group space, which does not have any net rentable area assigned to it.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.		% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00		0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00		0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00		0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00		0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00		0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00		0.0%	0.0%
2017(2)	2	288	0.4%	288	0.4%	$4,847.22	(2)	11.9%	11.9%
2018	0	0	0.0%	288	0.4%	$0.00		0.0%	11.9%
2019	0	0	0.0%	288	0.4%	$0.00		0.0%	11.9%
2020	0	0	0.0%	288	0.4%	$0.00		0.0%	11.9%
2021	1	1,402	2.1%	1,690	2.5%	$216.69		2.6%	14.5%
2022	15	61,110	91.4%	62,800	94.0%	$156.27		81.4%	95.9%
Thereafter	1	4,033	6.0%	66,833	100.0%	$119.02		4.1%	100.0%
Vacant	NAP	0	0.0%	66,833	100.0%	NAP		NAP
Total / Wtd. Avg.	19	66,833	100.0%			$175.50		100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)
2017 expiring tenants include one tenant for 288 sq. ft. and DLV Kiosk Group, which does not have any net rentable area assigned to it as it occupies space within common areas of the Harmon Corner Property.  DLV Kiosk Group has total U/W Base Rent of $1,146,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

The Loan.    The Harmon Corner loan (the “Harmon Corner Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 66,833 square foot Class A, anchored retail center located at 3717 Las Vegas Boulevard South (the “Las Vegas Strip”) in Las Vegas, Nevada (the “Harmon Corner Property”) with an original principal balance of $75.0 million. The Harmon Corner Loan of $75.0 million represents the controlling Note A-1 of a $110.0 million whole loan (the “Harmon Corner Loan Combination”) evidenced by two pari passu notes.  Only the $75.0 million controlling Note A-1 will be included in the COMM 2012-CCRE5 trust.  The Note A-2, with an original principal balance of $35.0 million, is currently held by CCRE and is expected to be included in a future securitization.  The Harmon Corner Loan Combination has a 10-year term and amortizes on a 30-year schedule. The Harmon Corner Loan accrues interest at a fixed rate equal to 4.1880% and has a cut-off date balance of approximately $74.9 million. Loan proceeds were used to retire existing debt provided by W.P. Carey, Inc. of approximately $47.6 million and return equity to the borrower of approximately $56.1 million. Based on the appraised value of $177.7 million as of January 1, 2013, the cut-off date LTV is 61.8% and the remaining implied equity is $67.9 million. The most recent prior financing of the Harmon Corner Property was not included in a securitization.

The relationship between the holders of the Note A-1 and Note A-2 will be governed by an intercreditor agreement to be described under “Description of the Mortgage Pool ― Loan Combinations ― The Harmon Corner Loan Combination” in the free writing prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Combination Amount	$110,000,000	100.0%	Loan Payoff	$47,638,683	43.3%
			Reserves	$5,012,124	4.6%
			Closing Costs	$1,230,029	1.1%
			Return of Equity	$56,119,163	51.0%
Total Sources	$110,000,000	100.0%	Total Uses	$110,000,000	100.0%

The Borrower / Sponsor.    The borrower, BPS Harmon, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors, jointly and severally, are Brett Torino, Paul Kanavos and Steven J. Johnson (the “Harmon Corner Sponsors”).  W.P. Carey, Inc. (“W.P. Carey”) holds a 15% equity interest in the borrower.

Brett Torino serves as the CEO and president of Torino Companies.  Mr. Torino has approximately 30 years of real estate experience and has led the development, construction and sale of commercial, residential and resort properties in California, Colorado, Nevada and Arizona.  For the last 20 years, Mr. Torino has focused primarily on properties located in Las Vegas with significant experience on the Las Vegas Strip.

Paul Kanavos founded Flag Luxury Properties, LLC in 1996 and serves as its CEO.  Mr. Kanavos has developed Ritz-Carlton Hotels in South Beach, Coconut Grove and Jupiter as well as the St. Regis Resort Temenos Anguilla.

Steven J. Johnson is the principal of SJJ Development, LLC.  Within the past 35 years, Mr. Johnson has developed in excess of 6.0 million sq. ft. of neighborhood shopping centers.  Mr. Johnson has developed approximately 130 Walgreens locations throughout Arizona, New Mexico, Texas and Nevada including 27 in Las Vegas.

W.P. Carey Inc. is a publicly traded REIT (NYSE: WPC) that provides long-term sale-leaseback and build-to-suit financing for companies worldwide and manages an investment portfolio of approximately $12.7 billion as of October 2012.  W.P. Carey is the largest owner/manager of net lease assets in the world.  As of October 2012, the company had a market capitalization of approximately $5.0 billion and portfolio of assets consisting of 429 properties totaling 39.1 million sq. ft. with a 97.6% occupancy rate and average lease term of 8.9 years.

The Property. The Harmon Corner Property is located on the east side of the Las Vegas Strip at the intersection of Harmon Avenue in Las Vegas, Nevada, adjacent to Miracle Mile Shops at Planet Hollywood and directly across the Las Vegas Strip from CityCenter and the Cosmopolitan Hotel.  Constructed in 2012, the Harmon Corner Property consists of a 100.0% leased, three-story building totaling 66,833 sq. ft. with 19 tenants including Walgreens, Goretorium, Twin Peaks, Bubba Gump Shrimp Co. and McDonald’s.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

The Harmon Corner Property is part of a larger development consisting of a 110,000 sq. ft. retail structure with a three-story LED billboard sign attached and an adjacent 156 space outdoor parking lot.  The 19,875 sq. ft. ground floor portion of the Walgreens, the LED billboard sign and the parking lot are all excluded from the collateral for the Harmon Corner Loan.  The total cost to build the entire development was approximately $95.0 million, with approximately $79.4 million ($1,188 PSF) attributed to the collateral.

Pedestrian bridges above Harmon Avenue and the Las Vegas Strip connect directly to the second floor of the Harmon Corner Property and generate a significant amount of daily foot traffic, estimated to be approximately 74,000 pedestrians per day.  The Harmon Corner Sponsors developed the bridge over Harmon Avenue, providing uninterrupted foot traffic along the east side of the Las Vegas Strip directly through the second floor of the Harmon Corner Property.  In addition, the Harmon Corner Sponsors connected an already existing bridge over the Las Vegas Strip directly into the second floor of the Harmon Corner Property.

The Harmon Corner Property is anchored by a two-story, 23,908 sq. ft. Walgreens, of which the 4,033 sq. ft. second floor portion of the store is collateral for the Harmon Corner Loan.  Walgreens is required to report sales on an annual basis and has not yet reported sales; however, the Harmon Corner Sponsors indicated that this Walgreens is achieving estimated sales of approximately $2.9 million per month (an estimated $34.8 million annualized, or $1,456 PSF).  In addition, six in-line tenants that are open for business have reported sales for at least six months.  Excluding the first partial month for each of these tenants, average annualized sales PSF are approximately $1,200 PSF.:

Historical Sales PSF
	Sq. Ft.	Total Annualized Sales	Sales PSF	Period
Panda Express	1,402	$2,088,394	$1,490	T-8 9/30/2012
Maui Magnets	1,400	$1,943,581	$1,388	T-9 10/31/2012
Beauty One	980	$1,226,998	$1,252	T-5 10/31/2012
Viva Vegas	1,421	$1,758,413	$1,237	T-9 10/31/2012
Afterhours	1,529	$1,795,037	$1,174	T-8 10/31/2012
Rockin’ Taco	3,018	$2,804,668	$929	T-5 10/31/2012
Total / Wtd. Avg.	9,750	$11,617,090	$1,191

The three largest tenants included in the collateral for the Harmon Corner Loan are Goretorium, Bubba Gump Shrimp Co. and Twin Peaks.  All three of these tenants have space on both the second and third floors of the Harmon Corner Property.  The second floor spaces for each of these tenants are located adjacent to the pedestrian bridge entrances and the third floor spaces all have outdoor terraces facing the Las Vegas Strip. Goretorium opened for business on October 1, 2012 with Twin Peaks and Bubba Gump Shrimp Co. in the process of completing their build-outs. Bubba Gump Shrimp Co. and Twin Peaks are expected to open for business in December 2012 and March 2013, respectively.  Descriptions for these tenants are provided in the “Major Tenants” section herein.

Environmental Matters. The Phase I environmental report dated August 14, 2012 recommended no further action at the Harmon Corner Property.

Major Tenants.

Walgreens (4,033 sq. ft. of a 23,908 sq. ft. store, 6.0% of NRA, 4.1% of U/W Base Rent) Walgreens (NYSE: WAG) (NR/Baa1/BBB by Fitch/Moody’s/S&P) is the largest drug retailing chain in the US with more than 8,300 locations and approximately 240,000 employees as of August 31, 2012.  Walgreens reported fiscal 2012 net sales of $71.6 billion and net earnings of $2.1 billion.  Walgreens had a market capitalization as of November 19, 2012 of approximately $30.8 billion.  Walgreens also occupies an additional 19,875 sq. ft. of space in the development, which is not part of the collateral for the Harmon Corner Loan, making the total store size equal to 23,908 sq. ft.

Eli Roth’s Goretorium (14,799 sq. ft., 22.1% of NRA, 15.2% of U/W Base Rent) Eli Roth’s Goretorium (“Goretorium”) is a live, self-guided horror experience created by Eli Roth, an American film director, producer, writer and actor.  Goretorium consists of more than 20 rooms with different displays and ends with a drinks lounge featuring outdoor space overlooking the Las Vegas Strip.  Goretorium opened October 1, 2012.  According to the Harmon Corner Sponsors, Goretorium has invested approximately $8 million ($541 PSF) to build out its space. Goretorium has a lease expiration date of September 30, 2022 and two five-year renewal options.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

Bubba Gump Shrimp Co. (12,782 sq. ft., 19.1% of NRA, 10.2% of U/W Base Rent) Bubba Gump Shrimp Co. is an international seafood restaurant chain which provides a casual dining environment.  The first Bubba Gump Shrimp Co. restaurant and market opened in 1996 in Monterey, CA and has since grown to 36 locations worldwide including Times Square New York, Universal CityWalk Orlando, Victoria’s Peak Hong Kong, Santa Monica Pier, and Pier 39 in San Francisco.  Bubba Gump Shrimp Co. is owned by Landry’s, Inc., which purchased Bubba Gump Shrimp Co. in 2010.  Landry’s, Inc. is the owner and operator of over 400 properties, including more than 40 unique brands such as Landry’s Seafood House, Chart House, Saltgrass Steak House, Bubba Gump Shrimp Co., Claim Jumper, Morton’s The Steakhouse, McCormick & Schmick’s and Rainforest Cafe.  According to the Harmon Corner Sponsors, Bubba Gump Shrimp Co. is anticipated to open December 21, 2012 and is investing approximately $3.2 million ($250 PSF) to build-out its space.  Bubba Gump Shrimp Co. has a lease expiration date of November 30, 2022 with three five-year renewal options.

Twin Peaks (11,834 sq. ft., 17.7% of NRA, 13.7% of U/W Base Rent) Twin Peaks is a national sports bar/restaurant chain serving comfort food across the southern United States.  Twin Peaks initially opened two restaurants in Dallas in 2005 and has since expanded to 24 locations in 10 states.  According to the Harmon Corner Sponsors, Twin Peaks is anticipated to open March 1, 2013 and is investing approximately $7.2 million ($608 PSF) to build-out to its space.  Twin Peaks has a lease expiration date of December 31, 2022 with two five-year renewal options.

The Market. The Harmon Corner Property is located in the area commonly known as the central portion of the Las Vegas Strip Resort Corridor, which consists of well established resort casino-hotels, business hotels, apartment complexes, commercial retail buildings, a super regional mall and industrial buildings.  The primary economic drivers in Las Vegas have long been tourism and gaming, which feed the service industries, especially retail and dining.  In 2011 and 2012, visitor volume to Las Vegas rebounded from the recessionary lows.  The Las Vegas visitor volume peaked at approximately 39.2 million people in 2007 and subsequently fell to approximately 36.4 million people in 2009; however, following increases of 2.7% in 2010, 4.3% in 2011 and 1.8% through September 2012, Las Vegas visitor volume is on pace to be approximately 39.6 million people, the most visitors to Las Vegas of all time.  A study by the Las Vegas Convention & Visitors Authority suggests that visitors to Las Vegas in 2011 spent less money on gaming and more money on food and drink than in any of the last seven years.  In addition, expenditures on shopping were the highest they had been since 2006.

Based on the central location of the Harmon Corner Property directly on the Las Vegas Strip, general market statistics are not indicative of the market occupancy and rents for the Harmon Corner Property.  The appraisal identified six rental comparables ranging from $100 to $263 PSF with average rents of approximately $199 PSF.  These rents are in-line with the leases greater than 700 sq. ft. signed at the Harmon Corner Property, which have ranged from $94 to $356 PSF with average rents of approximately $151 PSF and accounting for $10.0 million of U/W Base Rent (85.5% of the total).

The appraisal identified eight competitive shopping centers located on the Las Vegas Strip.  The average occupancy rate for these shopping centers was 93.4%, which surpasses the overall Las Vegas Retail Market and Southeast Las Vegas Submarket occupancy rates of 87.5% and 87.2%, respectively.  The table below provides a summary of the competitive set of properties:

Competitive Set(1)
Name	Miracle Mile Shops	Hawaiian Marketplace	The Showcase	Crystals at CityCenter	Mandalay Bay Place	Forum Shops at Caesars	The Shoppes at Palazzo	Grand Canal Shoppes

Distance from Subject	0.0 mi	0.2 mi	0.2 mi	0.0 mi	1.0 mi	0.7 mi	1.1 mi	1.1 mi

Year Built / Renovated	2000 / 2007, 2008	1994 / NAP	1997 / 2003, 2009	2009 / NAP	2003 / NAP	1992 / 1997, 2004	2007 / NAP	1999 / NAP

Total Occupancy	92%	97%	96%	85%	95%	99%	88%	95%

Size (Sq. Ft.)	490,000	80,000	347,281	360,000	90,000	650,000	316,340	500,000
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

Cash Flow Analysis.

Cash Flow Analysis
	August 2012 YTD(1)	Appraisal	Budget	U/W	U/W PSF
Base Rent(2)	$4,008,882	$11,808,953	$11,808,952	$11,729,471	$175.50
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$4,008,882	$11,808,953	$11,808,952	$11,729,471	$175.50
Total Recoveries(3)	276,509	1,761,798	1,543,793	1,754,477	26.25
Total Other Income(4)	22,662	50,521	300,000	98,000	1.47
Less: Vacancy(5)	0	(599,217)	0	(572,926)	(8.57)
Effective Gross Income	$4,308,053	$13,022,055	$13,652,745	$13,009,022	$194.65
Total Operating Expenses	1,270,331	2,330,073	2,154,629	2,360,029	35.31
Net Operating Income	$3,037,722	$10,691,982	$11,498,116	$10,648,994	$159.34
TI/LC(6)	0	0	0	100,000	1.50
Capital Expenditures(6)	0	0	0	13,367	0.20
Net Cash Flow	$3,037,722	$10,691,982	$11,498,116	$10,535,627	$157.64
(1)
Based on the year to date financials as of August 31, 2012.  The Harmon Corner Property was completed in early 2012, with 13 of 19 tenants taking occupancy of their spaces prior to August 31, 2012.  The average length of tenancy for these 13 tenants is approximately 4.5 months during this eight month period.  In addition, none of the three largest tenants, based on U/W Base Rent, occupied the Harmon Corner Property during this period.

(2)	U/W Base Rent is based on the November 15, 2012 rent roll and includes no contractual rent steps.
(3)
Total Recoveries are based on the fully occupied Harmon Corner Property and contractual tenant reimbursements.  Excluding the management fee, the reimbursement ratios for the Appraisal, Budget and U/W are 90.8%, 88.2% and 89.1%, respectively.

(4)
Budget includes $250,000 of percentage rent income.  The U/W Other Income includes $50,000 of ATM income (based on the August trailing six month annualized ATM income of approximately $45,000) and $48,000 of contractual signage income from Goretorium (signage income was not included in the Appraisal or Budget, as the corresponding agreement is newly executed and was not in-place at the time of the appraisal).

(5)
Underwritten vacancy of 4.2% is based on a 5.0% vacancy factor applied to all tenants excluding Walgreens and McDonald’s.  The Harmon Corner Property is 100% occupied and located on the Las Vegas Strip.  The appraiser’s competitive property set had an average occupancy rate of 93.5%.

(6)
U/W TI/LC and Capital Expenditures are based on actual collections for the first five years of the Harmon Corner Loan term.  For years 6-10, TI/LC collections increase to $400,000 per annum, offset by contractual rent increases totaling approximately $786,000 to be incurred during the first six years of the Harmon Corner Loan term.

Property Management.    The Harmon Corner Property is managed by BPS Management Services, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Harmon Corner Loan is structured with a hard lockbox and in place cash management.  The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and payments directly into the lockbox account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and amounts in this account are used to pay monthly debt service payments and any reserves due under the Harmon Corner Loan documents with any excess amounts remaining in this account returned to the borrower in accordance with the Harmon Corner Loan documents.

All excess cash will be swept into a lender controlled account during the occurrence of (a) a Lease Sweep Period (as defined below) or (b) any event of default.

A “Lease Sweep Period” occurs if on November 6, 2021 the leases which have terms that expire after November 6, 2023, when aggregated, do not exceed 85% of the gross leasable area of the Harmon Corner Property.  The Lease Sweep Period will end upon the earlier to occur of (i) $4,200,000 is accumulated in the TI/LC reserve account, inclusive of amounts then in the account, or (ii) upon a Lease Sweep Tenant Renewal Event (as defined below) and/or a Lease Sweep Tenant Replacement Event (as defined below) which results in leases which have terms that expire after November 6, 2023, when aggregated, to exceed 85% of the gross leasable area of the Harmon Corner Property.

A “Lease Sweep Tenant Renewal Event” occurs if lender is in receipt of evidence that the applicable tenant has extended its lease in form and substance reasonably satisfactory to lender for a term of at least five years and at a market net annual rate reasonably acceptable to lender.

A “Lease Sweep Tenant Replacement Event” occurs if lender is in receipt of evidence that a replacement tenant(s) satisfactory to lender in its reasonable discretion has entered into a lease(s) for the space demised to the applicable tenant(s) causing such Lease Sweep Period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

Initial Reserves.    At closing, the borrower deposited (i) $42,000 into a tax reserve account, (ii) $73,813 into an insurance reserve account, (iii) $4,165,103 into the TI/LC reserve account to fund unpaid tenant improvement allowances and leasing commissions associated with recent leases at the Harmon Corner Property and (iv) $731,208 into a free rent reserve account to fund remaining free rent owed to tenants.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $21,000 into a tax reserve account, (ii) $6,710 into an insurance reserve account, (iii) $1,114 into a capital expenditure account and (iv) $8,333 into a TI/LC reserve account, which amount is required to increase to $33,333 beginning on the payment date in November 2017.

In addition to any termination payments collected by the borrower, in the event that either Bubba Gump Shrimp Co. or Twin Peaks exercise its respective sales threshold termination option, the borrower will be required to deposit $83,333 per month for the 12 months after the exercise of such termination option until such time that (a) a lease with a replacement tenant is executed on terms acceptable to lender or (b) $1,000,000 is accumulated in the Bubba Gump/Twin Peaks Rollover Reserve Account (as defined in the Harmon Corner Loan documents).  The $1,000,000 cap on collections shall apply separately to both Bubba Gump Shrimp Co. and Twin Peaks.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3717 Las Vegas Boulevard South Las Vegas, NV 89109	Collateral Asset Summary – Loan No. 2 Harmon Corner	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,895,512 61.8% 1.63x 9.7%

LAS VEGAS
Harmon Corner
3717 Las Vegas Boulevard South
Las Vegas, NV 89109
Las Vegas
Property Types
Hotel
Casino
Retail
Cultural & Entertainment
Civic & Institutional
Office
Industrial
Residential
Parking
Pedestrian Walkways
Monorail & Stations
CARTIFACT
LAS VEGAS BLVD
LAS VEGAS BLVD SOUTH
LAS VEGAS FREEWAY
DESERT INN RD
INDUSTRIAL RD
FLAMINGO RD
HARMON AVE
TROPICANA AVE
RENO AVE
W HACIENDA AVE
VALLEY VIEW BLVD
Las Vegas Plaza (future)
Encore Las Vegas
Wynn Las Vegas
Wynn Las Vegas Golf Club
Wynn Esplanade
Fashion Show Mall
Treasure Island
Palazzo
Venetian
Sands Expo and Convention Center
Mirage Hotel & Casino
Casino Royale
Harrah's
Imperial Palace
Forum Shops at Caesars
Colosseum
Caesars Palace
Flamingo Hilton
The Meridian
Westin
Gold Coast
Rio Suites
Palms
Via Bellagio
Bally's
Bellagio
Paris
Super 8
Miracle Mile Shops
Planet Hollywood
Cosmopolitan
Vdara Hotel & Spa
Crystals at City Center
Veer Towers
Aria Resort & Casino
Aria Convention Center
Madarin Oriental
Monte Carlo
Harley Davidson Cafe
Polo Towers
Hawaiian Marketplace
Grand Garden Arena
MGM Shops
Residences @ Mgm Grand
Conference Center
Hard Rock Hotel & Casino
Fairfield Inn
Alexis Park
Showcase Mall
New York New York
MGM Grand
Excalibur
Tropicana
Hooters
Luxor
Mandalay Place
The Hotel
Mandalay Bay
Four Seasons
Events Hall
North Conv Center
Shark Reef
South Convention Center
MCCARRAN INTERNATIONAL AIRPORT
ELKHORN
LAS VEGAS BELTWAY
LOS PRADOS
North Las Vegas
Sunrise Manor
NORTH LAS VEGAS AIRPORT
Las Vegas
FREMONT STREET
THE STRIP
UNLV
Spring Valley
Paradise
Whitney
Henderson
Enterprise
GREEN VALLEY NORTH
SILVERADO RANCH
SUMMERLIN
RHODES RANCH
LAS VEGAS INTERNATIONAL AIRPORT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Credit Estimate (Fitch/Moody’s):	AA/Baa1			Property Type:	CBD Office
Loan Purpose:	Refinance			Collateral:	Fee Simple
Sponsor:	Jeffrey Gural			Location:	New York, NY
Borrower:	200 Varick Street DE LLC			Year Built / Renovated:	1926 / 1988, 2009
Original Balance:	$70,000,000			Total Sq. Ft.:	430,397
Cut-off Date Balance:	$70,000,000			Property Management:	Newmark & Company Real Estate, Inc.
% by Initial UPB:	6.2%			Underwritten NOI:	$10,417,311
Interest Rate:	3.5385%			Underwritten NCF:	$9,900,453
Payment Date:	6th of each month			Appraised Value:	$200,000,000
First Payment Date:	January 6, 2013			Appraisal Date:	November 1, 2012
Maturity Date:	December 6, 2022
Amortization:	360 months			Historical NOI(2)
Additional Debt:	None			TTM NOI:	$10,071,553 (T-12 October 31, 2012)
Call Protection:	L(24), D(92), O(4)			2011 NOI:	$9,568,136 (December 31, 2011)
Lockbox / Cash Management:	Soft / Springing			2010 NOI:	$9,341,160 (December 31, 2010)
				2009 NOI:	$5,314,411 (December 31, 2009)
Reserves(1)
	Initial		Monthly	Historical Occupancy
Taxes:	$0		Springing	Current Occupancy:	99.8% (October 10, 2012)
Insurance:	$0		Springing	2011 Occupancy:	98.7% (December 31, 2011)
Replacement:	$0		Springing	2010 Occupancy:	99.3% (December 31, 2010)
TI/LC:	$0		Springing	2009 Occupancy:	98.3% (December 31, 2009)
Required Repairs:	$14,375		NAP
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   NOI increase from 2009 to 2010 is primarily due to the fact that Omnicom Group, the largest tenant at the 200 Varick Street Property, was in a free rent period from its initial lease start date in March 2009 through June 2009 and receiving a partial rent abatement through June 2010 on 112,781 sq. ft. Additionally, Omnicom signed a direct lease in July 2010 for 114,865 upon expiration of existing leases to a subsidiary at a higher rental rate. Designtex / Steelcase also experienced a contractual rent step in 2010 which doubled its previous rent.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$163
Balloon Balance / Sq. Ft.:		$127
Cut-off Date LTV:		35.0%
Balloon LTV:		27.3%
Underwritten NOI DSCR:		2.75x
Underwritten NCF DSCR:		2.61x
Underwritten NOI Debt Yield:		14.9%
Underwritten NCF Debt Yield:		14.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent	Lease Expiration
Omnicom Group	NR/Baa1/BBB+	227,646	52.9%	$37.31	55.5%	6/30/2020
NYSARC Inc	NR/NR/NR	40,000	9.3%	$24.63	6.4%	12/31/2019
Project Renewal	NR/NR/NR	26,000	6.0%	$25.97	4.4%	6/30/2020
Designtex / Steelcase	NR/Ba1/BBB-	24,762	5.8%	$36.93	6.0%	1/31/2020
NYC Board of Elections	AA/Aa2/AA	19,916	4.6%	$43.06(3)	5.6%	MTM(3)
Total Major Tenants		338,324	78.6%	$35.25	77.9%
Remaining Tenants		90,998	21.1%	$37.15	22.1%
Total Occupied Collateral		429,322	99.8%	$35.65	100.0%
Vacant		1,075	0.2%
Total		430,397	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease. Ratings for NYC Board of Elections are the ratings for New York City.
(2)
U/W Base Rent PSF for Omnicom Group, NYSARC Inc and Designtex / Steelcase represent the average rents over the remaining lease term, the result of which are 18.9%, 46.5% and 19.7% below the appraiser’s concluded office market rent of $46.00 PSF, respectively.  Weighted average U/W Base Rent PSF for office tenants is $34.56, which is 24.9% below the appraiser’s concluded market rent of $46.00 PSF.

(3)
The NYC Board of Elections lease expired March 9, 2012.  Since that date, the tenant has remained in occupancy and continued to pay rent, and is engaged in lease renewal negotiations.  U/W Base Rent PSF represents the negotiated terms of a 10-year lease renewal for $43.06 PSF, which is 6.4% below the appraiser’s concluded market rent of $46.00 PSF.  The new lease is proposed to have a retroactive start date to the prior lease expiration date of March 9, 2012.  Until such time as the renewal lease is executed, NYC Board of Elections’ rent is its rental rate under the previous lease of $25.50 PSF, which is 44.6% below the appraiser’s concluded market rent of $46.00 PSF.  NYC Board of Elections has been a tenant at the 200 Varick Street Property since 1992.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM(2)	1	19,916	4.6%	19,916	4.6%	$43.06	5.6%	5.6%
2012	1	1,000	0.2%	20,916	4.9%	$41.64	0.3%	5.9%
2013	4	13,658	3.2%	34,574	8.0%	$20.31	1.8%	7.7%
2014	3	4,425	1.0%	38,999	9.1%	$39.94	1.2%	8.8%
2015	3	7,730	1.8%	46,729	10.9%	$34.05	1.7%	10.6%
2016	3	8,835	2.1%	55,564	12.9%	$32.79	1.9%	12.5%
2017	5	22,937	5.3%	78,501	18.2%	$35.11	5.3%	17.7%
2018	0	0	0.0%	78,501	18.2%	$0.00	0.0%	17.7%
2019	4	55,100	12.8%	133,601	31.0%	$28.32	10.2%	27.9%
2020	7	289,071	67.2%	422,672	98.2%	$36.05	68.1%	96.0%
2021	1	2,800	0.7%	425,472	98.9%	$85.00	1.6%	97.5%
2022	0	0	0.0%	425,472	98.9%	$0.00	0.0%	97.5%
Thereafter	2	3,850	0.9%	429,322	99.8%	$97.40	2.5%	100.0%
Vacant	NAP	1,075	0.2%	430,397	100.0%	NAP	NAP
Total / Wtd. Avg.	34	430,397	100.0%			$35.65	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	The MTM tenant is NYC Board of Elections. See Footnote #3 in “Tenant Summary” table above.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

The Loan.  The 200 Varick Street loan (the “200 Varick Street Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 430,397 sq. ft. Class B office property located at the corner of Varick Street and West Houston Street in the Hudson Square / West Village submarket of Manhattan, New York City (the “200 Varick Street Property”) with an original principal balance of $70.0 million. The 200 Varick Street Loan has a 10-year term and amortizes on a 30-year schedule. The 200 Varick Street Loan accrues interest at a fixed rate equal to 3.5385% and has a cut-off date balance of $70.0 million. Loan proceeds were used to retire existing debt of approximately $29.6 million, pay closing costs, fund upfront reserves and return approximately $38.7 million of equity to the borrower. Based on the appraised value of $200.0 million as of November 1, 2012, the cut-off date LTV is 35.0% and the remaining implied equity is $130.0 million. The most recent prior financing of the 200 Varick Street Property was included in the WBCMT 2005-C17 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$70,000,000	100.0%	Loan Payoff	$29,647,718	42.4%
			Closing Costs	$1,666,396	2.4%
			Upfront Reserves	$14,375	0.0%
			Return of Equity	$38,671,510	55.2%
Total Sources	$70,000,000	100.0%	Total Uses	$70,000,000	100.0%

The Borrower / Sponsor.    The borrower, 200 Varick Street DE LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Jeffrey Gural, Chairman of Newmark Grubb Knight Frank (“NGKF”).  NGKF is headquartered in New York City and has a global property and facility management portfolio of over 440 million square feet in 57 countries, including approximately 150 buildings in the New York Metropolitan area.  Jeffrey Gural and his partners have an ownership interest in 41 buildings totaling approximately 8 million sq. ft.

The Property.  The 200 Varick Street Property is a 12-story office building comprised of 430,397 total sq. ft. including 406,047 sq. ft. of office space (94.4% of NRA; 91.4% of U/W Base Rent) and 24,350 sq. ft. of retail space (5.7% of NRA; 8.6% of U/W Base Rent).  The 200 Varick Street Property is located in the Hudson Square / West Village submarket of Manhattan’s Midtown South district at the southeast corner of Varick Street and West Houston Street.  The 200 Varick Street Property is well served by the New York City transit system, with the 1 train entrance located adjacent to the building, the C and E trains located three blocks south, and the A, B, D, F, M and PATH trains located less than a half mile north of the 200 Varick Street Property.

Originally constructed in 1926, the 200 Varick Street Property was renovated and repositioned from a light manufacturing and printing building to its current use as office and retail space in 1988.  The borrower acquired the 200 Varick Street Property in 1990 for a total purchase price of $19.0 million.  Since taking ownership, the borrower has invested approximately $24.3 million in capital improvements, including approximately $11.6 million since 2007 on general building improvements, tenant improvements, machinery and equipment.

The 200 Varick Street Property contains ground floor retail with frontage along Varick Street and West Houston Street, and includes national tenants such as Citibank (rated A/Baa2/A- by Fitch/Moody’s/S&P) and Chipotle Mexican Grill.  The 200 Varick Street Property also contains the Film Forum on the mezzanine floor, a three-screen non-profit cinema that has been a tenant since 1989.  Primary access to the 200 Varick Street Property is provided by the Varick Street entrance, with a private entrance and elevator for NYSARC Inc (see “Major Tenants – NYSARC Inc” herein) located on West Houston Street.  The office tenants occupy floors 2-12 of the 200 Varick Street Property, with the upper floors having unobstructed views of Midtown Manhattan to the north.

The 200 Varick Street Property was 99.8% occupied as of October 10, 2012 by 31 tenants and has maintained an average occupancy of 99.2% over the past 12 years.  Excluding Omnicom (see “Major Tenants – Omnicom Group” herein), the weighted average length of occupancy is approximately 14 years and 11 of the in-place tenants (31.1% of NRA) have been in occupancy for more than 15 years.  The U/W Base Rent for the five largest tenants (representing 78.6% of NRA, 77.9% of U/W Base Rent) ranges from 6.4% to 46.5% below the appraiser’s concluded market rent of $46.00 PSF, with the weighted average of $35.25 approximately 23.4% below market.  The weighted average U/W Base Rent for all office tenants of $34.56 PSF is approximately 24.9% below the appraiser’s concluded market rent of $46.00 PSF.

Environmental Matters. The Phase I environmental report dated November 8, 2012 recommended the development and implementation of an asbestos operation and maintenance plan at the 200 Varick Street Property, which is in-place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

Major Tenants.

Omnicom Group (227,646 sq. ft., 52.9% of NRA, 55.5% of U/W Base Rent; NYSE: OMC) Omnicom Group (“Omnicom”) (rated NR/Baa1/BBB+ by Fitch/Moody’s/S&P), together with its subsidiaries, provides advertising, marketing, and corporate communications services worldwide. The public company, based in New York City, was founded in 1986 as a merger of several leading advertising and marketing companies. Omnicom Group serves global advertising clients through its agency networks BBDO Worldwide, DDB Worldwide and TBWA Worldwide, while subsidiary firms such as GSD&M’s Idea City, Merkley + Partners, and Zimmerman Partners provide services for regional and national clients.  In addition, the headquarter location for one of Omnicom’s subsidiaries, Merkley + Partners, is located at the 200 Varick Street Property.

Through subsidiaries, Omnicom has been in occupancy at the 200 Varick Street Property since 1990, and signed its first direct lease in 2008 in connection with buying out Cox & Company’s lease totaling approximately 80,474 sq. ft.  Omnicom expanded later that year into an additional 32,306 sq. ft.  Upon expiration of subsidiary leases in 2010 (114,865 sq. ft.), Omnicom executed a direct lease for that space, bringing its total square footage to 227,646.  The Omnicom leases expire in June 2020, with two renewal options for five-years each.  The U/W Base Rent PSF for Omnicom of $37.31 is approximately 18.9% below the appraiser’s concluded market rent of $46.00 PSF.  The 200 Varick Street Loan is structured with a cash flow sweep associated with Omnicom’s lease expiration (see “Lockbox / Cash Management” herein).

NYSARC Inc. (40,000 sq. ft., 9.3% of NRA, 6.4% of U/W Base Rent) NYSARC Inc. is the New York State Chapter of The Arc of the United States, one of the organization’s more than 700 state and local chapters across the nation. The Arc of the United States, ranked #89 according to Forbes 2012 Largest U.S. Charities list, provides advocacy and services for individuals with intellectual and other developmental disabilities, and their families.  NYSARC Inc.’s space at the 200 Varick Street Property is utilized as a school and employment facility, with a private entrance on the West Houston Street side of the building.  NYSARC, Inc. has been in occupancy at the 200 Varick Street Property for 18 years with its lease expiring in December 2019.  The U/W Base Rent PSF for NYSARC Inc. of $24.63 is approximately 46.5% below the appraiser’s concluded market rent of $46.00 PSF.

Project Renewal (26,000 sq. ft., 6.0% of NRA, 4.4% of U/W Base Rent)  Project Renewal is a non-profit organization first known as the Manhattan Bowery Corporation, founded in 1967 and headquartered at the 200 Varick Street Property, which provides healthcare, addiction and mental health treatment, employment services and housing solutions to the New York City homeless community.  Project Renewal has been in occupancy at the 200 Varick Street Property for 20 years with its lease expiring in June 2020.  The U/W Base Rent PSF for Project Renewal of $25.97 is approximately 43.5% below the appraiser’s concluded market rent of $46.00 PSF.

The Market.     Midtown Manhattan is the largest office market in the United States, containing 241.5 million sq. ft. within its eleven major submarkets.  Specifically, the 200 Varick Street Property is located in the Hudson Square / West Village submarket of Manhattan’s Midtown South area, which contains approximately 10.3 million sq. ft. of office space.  As of 3Q 2012, average asking rents in the Hudson Square / West Village submarket were $52.88 PSF for Class B office with a vacancy rate of 2.0%.  Based on an analysis of the competitive set, the appraiser’s concluded office market rent for the 200 Varick Street Property is $46.00 PSF.  The 200 Varick Street Property’s weighted average U/W Base Rent for office space of $34.56 is approximately 24.9% below the appraiser’s market rent conclusion.

The weighted average U/W Base Rent for the retail space, excluding the Film Forum, is $74.23 PSF, 7.8% below the appraiser’s concluded weighted average market rent of $80.47.  The U/W Base Rent for the Film Forum is $26.90 PSF, 41.5% below the appraiser’s concluded market rent of $46.00 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

Competitive Set(1)
Building	Year Built	Stories	Sq. Ft.	% Leased	Asking Rent(2)
200 Varick Street	1926	12	430,397	99.8%	NAV
75 Varick Street	1929	20	1,003,920	100.0%	NAV
150 Varick Street	1927	10	192,600	100.0%	NAV
160 Varick Street	1926	12	190,000	100.0%	NAV
180 Varick Street	1922	17	300,000	97.3%	$46.00
225 Varick Street	1926	12	323,880	91.3%	$45.00
345 Hudson Street	1930	17	550,000	87.0%	$60.50(3)
375 Hudson Street	1987	19	884,200	100.0%	NAV
395 Hudson Street	1921	10	593,164	100.0%	NAV
Weighted Average(4)			504,721	97.3%	$52.52
(1)	Source: Appraisal
(2)	Asking Rent only available for those buildings with vacant office space.
(3)	Asking Rent for 345 Hudson Street is the mid-point of the asking rent range, $56.00 to $65.00.
(4)	Weighted Average does not include the 200 Varick Street Property. Weighted Average Asking Rent reflects only those buildings with reported asking rents.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 10/31/2012	U/W	U/W PSF
Base Rent(1)	$12,878,512	$13,558,476	$13,952,630	$15,305,832	$35.56
Value of Vacant Space	0	0	0	49,450	0.11
Gross Potential Rent	$12,878,512	$13,558,476	$13,952,630	$15,355,282	$35.68
Total Recoveries	2,772,565	2,636,427	2,386,935	2,255,146	5.24
Total Other Income	227,637	193,578	183,494	183,494	0.43
Less: Vacancy(2)	0	0	0	(711,974)	(1.65)
Effective Gross Income	$15,878,713	$16,388,480	$16,523,059	$17,081,949	$39.69
Total Operating Expenses	6,537,553	6,820,344	6,451,506	6,664,638	15.48
Net Operating Income	$9,341,160	$9,568,136	$10,071,553	$10,417,311	$24.20
TI/LC	0	0	0	430,778	1.00
Capital Expenditures	0	0	0	86,079	0.20
Net Cash Flow	$9,341,160	$9,568,136	$10,071,553	$9,900,453	$23.00

(1)
Increase in U/W Base Rent from T-12 is due primarily to (i) rent averaging over the term of their respective leases for Omnicom Group, NYSARC, Inc. and Designtex / Steelcase (average base rents are 18.9%, 46.5% and 19.7% below current market rent, respectively), totaling $562,031 (ii) contractual rent steps taken through November 30, 2013, totaling $128,321, and (iii) NYC Board of Elections underwritten to the terms of its negotiated renewal lease at $43.06 PSF (6.4% below market rent), a $160,872 increase from the contractual annual total rent under its previous lease.

(2)
U/W economic vacancy is 4.0% of total income.  The 200 Varick Street Property was 99.8% physically occupied as of October 10, 2012 and 99.7% economically occupied, the Hudson Square / West Village submarket vacancy is 2.0%, and the appraiser’s concluded vacancy is 3.0%.

Property Management.  The 200 Varick Street Property is managed by Newmark & Company Real Estate, Inc., a borrower affiliate.

Lockbox / Cash Management.    The 200 Varick Street Loan is structured with soft lockbox and springing cash management.

In place cash management and an excess cash sweep up to $12,000,000 is required upon (i) an event of default, (ii) if the debt service coverage ratio for two consecutive calendar quarters is less than 1.30x until the debt service coverage ratio for two consecutive calendar quarters is greater than 1.30x, or (iii) upon the earlier of (x) the date on which Omnicom delivers notice to borrower of its waiver, in whole or in part, of any renewal or extension option under its lease or (y) 24 months prior to the expiration of the Omnicom lease until (x) Omnicom has exercised its right to renew or extend its lease, (y) Omnicom has executed a new lease for a term expiring no sooner than July 1, 2025 and at a rental rate that will result in a debt service coverage ratio of at least 1.30x, or (z) one or more replacement tenants have entered into leases that, together with the in-place leases at the 200 Varick Street Property, have an average

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

term expiring no sooner than three years past the date of execution and at a rental rate that will result in a debt service coverage ratio of at least 2.00x.

Initial Reserves.    At closing, the borrower deposited $14,375 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of one-twelfth the annual tax and insurance expenses upon (i) an event of default (ii) failure of the borrower to pay taxes and insurance premiums in advance, (iii) failure of the borrower to bind all applicable insurance two business days prior to the then current expiration date of any policy, or (iv) failure of the borrower to provide evidence of renewal policies 30 days prior to the then expiration date of such policies or payment of taxes 15 days prior to the due date of such taxes.

On a monthly basis, the borrower is required to deposit replacement reserves in the amount of $6,815 (which may be increased in the reasonable determination of the lender) upon (i) an event of default, (ii) if the debt service coverage ratio for three consecutive calendar quarters is less than 1.30x until the debt service coverage ratio for three consecutive calendar quarters is greater than 1.30x, or (iii) failure of the borrower to maintain the 200 Varick Street Property in good repair and condition as reasonably determined by the lender.

On a monthly basis, the borrower is required to deposit $35,866 into a rollover reserve account if the debt service coverage ratio for three consecutive calendar quarters is less than 1.30x until the debt service coverage ratio for three consecutive calendar quarters is greater than 1.30x.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

200 Varick Street New York, NY 10014	Collateral Asset Summary – Loan No. 3 200 Varick Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$70,000,000 35.0% 2.61x 14.9%

200 Varick Street
New York, NY 10014
NEW YORK
GREENWICH VILLAGE
SOHO
HUDSON SQUARE
WEST STREET
WASHINGTON SQUARE PARK
NEW YORK UNIVERSITY
WEST HOUSTON STREET
CANAL STREET
HUDSON STREET
Manhattan
Property Types
High-Rise Office
Office & Retail
Retail
Industry & Mixed-Use
Civic & Institutional
Culture & Entertainment
Medical Facilities
Residential
High-Rise Residential
Hotels & Clubs
Religious Institutions
Educational Facilities
CARTIFACT
Los Angeles · New York
West New York
Union City
Hoboken
Jersey City
Central Park
QUEENS
BROOKLYN
MANHATTAN
New York
Hudson River
East River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	David Y. Lee		Collateral:	Fee Simple
Borrower:	Metroplex, LLC		Location:	Los Angeles, CA
Original Balance:	$64,500,000		Year Built / Renovated:	1985 / NAP
Cut-off Date Balance:	$64,414,599		Total Sq. Ft.:	404,656
% by Initial UPB:	5.7%		Property Management:	Jamison Services, Inc.
Interest Rate:	4.4700%		Underwritten NOI:	$6,423,202
Payment Date:	6th of each month		Underwritten NCF:	$5,827,892
First Payment Date:	December 6, 2012		“As-is” Appraised Value:	$86,300,000
Maturity Date:	November 6, 2022		“As-is” Appraisal Date:	August 6, 2012
Amortization:	360 months		“As Stabilized” Appraised Value(2):	$87,600,000
Additional Debt:	None		“As Stabilized” Appraisal Date:	March 6, 2013
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / Springing		Historical NOI
			TTM NOI:	$5,939,423 (T-12 June 30, 2012)
Reserves(1)			2011 NOI:	$5,777,011 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$5,962,436 (December 31, 2010)
Taxes:	$77,188	$38,594	2009 NOI:	$6,203,255 (December 31, 2009)
Insurance:	$0	Springing
Replacement:	$0	$8,430	Historical Occupancy
TI/LC:	$100,298	$31,250	Current Occupancy:	85.9% (November 1, 2012)
Rent Abatement:	$284,973	$0	2011 Occupancy:	87.5% (December 31, 2011)
Major Tenant Sweep:	$0	Springing	2010 Occupancy:	86.0% (December 31, 2010)
			2009 Occupancy:	89.3% (December 31, 2009)
Financial Information			(1) See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date Balance / Sq. Ft.:	$159		(2) The “As Stabilized” Cut-off Date LTV is 73.5% based on achieving a stabilized occupancy of 92.5%.
Balloon Balance / Sq. Ft.:	$129
Cut-off Date LTV(2):	74.6%
Balloon LTV:	60.4%
Underwritten NOI DSCR:	1.64x
Underwritten NCF DSCR:	1.49x
Underwritten NOI Debt Yield:	10.0%
Underwritten NCF Debt Yield:	9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

Tenant Summary

Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
County of Los Angeles	NR/A1/AA-	113,027	27.9%	$22.23	31.9%	5/28/2019(2)(3)
Chase Executive Suites	NR/NR/NR	23,118	5.7%	$22.80	6.7%	9/30/2017
Network Automation	NR/NR/NR	14,878	3.7%	$21.63	4.1%	3/31/2018
Asiana Airlines(4)	NR/NR/NR	13,862	3.4%	$21.00	3.7%	8/31/2017
Seoul Broadcasting Sys.	NR/NR/NR	10,951	2.7%	$21.01	2.9%	7/31/2013
Total Major Tenants		175,836	43.5%	$22.08	49.4%
Remaining Tenants		171,862	42.5%	$23.19	50.6%
Total Occupied Collateral		347,698	85.9%	$22.63	100.0%
Vacant		56,958	14.1%
Total		404,656	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	The County of Los Angeles lease has 3,890 sq. ft. expiring in March 2013. This space has been underwritten as occupied as it is anticipated to be renewed.
(3)
The County of Los Angeles has the right to terminate all or a portion of its lease at any time after May 29, 2017, with not less than 150 days prior notice. A cash sweep will begin 12 months prior to the County of Los Angeles termination option date (May 29, 2016).

(4)	Asiana Airlines will have one month of free rent in September 2013 and September 2014. This amount was reserved at closing in the rent abatement reserve.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	7	2,339	0.6%	2,339	0.6%	$21.09	0.6%	0.6%
2013	17	42,097	10.4%	44,436	11.0%	$24.82	13.3%	13.9%
2014	12	42,026	10.4%	86,462	21.4%	$21.71	11.6%	25.5%
2015	8	27,412	6.8%	113,874	28.1%	$20.63	7.2%	32.7%
2016	6	27,740	6.9%	141,614	35.0%	$21.07	7.4%	40.1%
2017	9	63,109	15.6%	204,723	50.6%	$23.84	19.1%	59.2%
2018	2	25,314	6.3%	230,037	56.8%	$23.78	7.7%	66.9%
2019	5	109,137	27.0%	339,174	83.8%	$22.20	30.8%	97.7%
2020	2	8,524	2.1%	347,698	85.9%	$21.26	2.3%	100.0%
2021	0	0	0.0%	347,698	85.9%	$0.00	0.0%	100.0%
2022	0	0	0.0%	347,698	85.9%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	347,698	85.9%	$0.00	0.0%	100.0%
Vacant	NAP	56,958	14.1%	404,656	100.0%	NAP	NAP
Total / Wtd. Avg.	68	404,656	100.0%			$22.63	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The Metroplex loan (the “Metroplex Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 404,656 square foot Class A, office building located at 3530 Wilshire Boulevard in Los Angeles, California (the “Metroplex Property”) with an original principal balance of $64.5 million. The Metroplex Loan has a 10-year term and amortizes on a 30-year schedule. The Metroplex Loan accrues interest at a fixed rate equal to 4.4700% and has a cut-off date balance of approximately $64.4 million. Loan proceeds along with approximately $2.0 million of equity from the borrower were used to retire existing debt of approximately $65.6 million. Based on the “As-is” appraised value of $86.3 million as of August 6, 2012, the cut-off date LTV is 74.6% and the remaining implied equity is approximately $21.9 million. Based on the “As Stabilized” appraised value of $87.6 million as of March 6, 2013, the “As Stabilized” Cut-off Date LTV is 73.5%. The most recent prior financing of the Metroplex Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$64,500,000	97.0%	Loan Payoff	$65,646,240	98.7%
Sponsor Equity	$2,010,039	3.0%	Reserves	$462,458	0.7%
			Closing Costs	$401,341	0.6%
Total Sources	$66,510,039	100.0%	Total Uses	$66,510,039	100.0%

The Borrower / Sponsor.   The borrower, Metroplex, LLC, is a single purpose California limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is David Y. Lee.

David Y. Lee is the president of Jamison Services, Inc., one of the largest private commercial property owners in Los Angeles County. Jamison Services, Inc. was founded in 1994 and specializes in the acquisition, operation, construction, leasing and ownership of office, medical and retail properties. Headquartered in Los Angeles, California, Jamison Services, Inc. owns and operates over 100 commercial buildings comprising approximately 22 million square feet. For additional information, see “Risk Factors – Risks Related to the Mortgage Loans – Prior Bankruptcies, Default, or Other Proceedings May Be Relevant to Future Performance” in the accompanying free writing prospectus.

The Property.  The Metroplex Property is an 18-story, Class A office building built in 1985 and located in the Koreatown district, approximately one mile from downtown Los Angeles. The sponsor purchased the Metroplex Property in July 1999 for $42.0 million ($104 PSF).  The Metroplex Property has averaged 88.0% occupancy since Q3 2002.  As of November 1, 2012, the Metroplex Property was 85.9% occupied by approximately 53 tenants, with 31.8% of net rentable area (38.5% of base rent) occupied by credit rated tenants including the County of Los Angeles, Prudential Insurance Co. and Citibank. Parking for the Metroplex Property is located at an adjacent five-level parking structure, which also serves as collateral for the Metroplex Loan, with 839 parking spaces yielding a ratio of 2.07 spaces per 1,000 sq. ft. Since the beginning of 2012, the sponsor has signed new and renewal leases for 51.6% of the net rentable square footage at an average rate of $22.83 PSF, including three of the top five tenants.

Environmental Matters. The Phase I environmental report dated September 25, 2012 recommended no further action at the Metroplex Property.

Major Tenants.
County of Los Angeles (113,027 sq. ft., 27.9% of NRA, 31.9% of U/W Base Rent; rated NR/A1/AA- by Fitch/Moody’s/S&P). The County of Los Angeles (“LA County”) has 37 separate departments with over 100,000 budgeted positions, making it the largest employer in the five-county region. The LA County office at the Metroplex Property is primarily related to the Department of Health, and more specifically for the Environmental Health sector.  LA County also has an office for the Department of Children and Family Services and an office for the County Liaison for the Interstate Compact on the Placement of Children.  LA County originally signed three leases for a total of 63,466 square feet in July 2001, and has since expanded multiple times for an additional 49,561 square feet.  LA County recently extended its lease through May 2019 for 109,137 sq. ft. and has no extension options remaining. LA County will have a termination option beginning May 29, 2017 with 150 days prior notice.  A cash sweep will begin 12 months prior to LA County’s termination option date (May 29, 2016).

Chase Executive Suites (23,118 sq. ft., 5.7% of NRA, 6.7% of U/W Base Rent) Chase Executive Suites, a borrower affiliate, was formed in 2000 and provides business professionals with fully serviced, prime office suites in locations throughout southern California and Texas, including Los Angeles, Orange County, San Diego and Dallas. Standard suites are equipped with 24/7 access and security, fully furnished conference rooms, lobby, kitchen, and lounge areas and professional reception service. Chase Executive Suites began its five year lease at the Metroplex Property in October 2012 and has no termination options.

Network Automation (14,878 sq. ft., 3.7% of NRA, 4.1% of U/W Base Rent) Network Automation, Inc. (“NAI”) develops and delivers business process automation software solutions for various industries and networks. Formerly known as Unisyn Software LLC, NAI changed its name to Network Automation, Inc. in September 2004. NAI delivers automation to more than 10,000 clients and 120 channel partners across 60 countries. Based on its revenue growth over the past three years, NAI was named to the Inc. 500/5000 list of the fastest-growing, privately held companies in America, as well as Digital Software Magazine’s Software 500, an annual ranking of the world’s largest software and service providers. NAI is headquartered at the Metroplex Property and began its seven year lease in April 2011. NAI has no termination options and two five-year renewal options at 95% of market rent, with at least three months prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

The Market.    The Metroplex Property is located in the Wilshire Community Plan Area, approximately one mile west of downtown Los Angeles.  The Wilshire Community Plan Area is served by one primary freeway, the Hollywood 101 Freeway, with three other freeways located with five miles. In addition, the MetroRail Red Line subway system has three stops along Wilshire Boulevard, connecting the Wilshire Community Plan Area to downtown Los Angeles.

As of Q3 2012 the overall Los Angeles office market vacancy was 12.5%, with average rents at $27.81 PSF.  Net absorption for Q3 2012 totaled 94,915 square feet compared to negative 186,152 square feet in the previous quarter. The Metroplex Property is located in the Mid-Wilshire submarket of Los Angeles which consists of 37 Class A buildings totaling approximately 8.2 million square feet. Class A rents averaged $20.16 PSF with a vacancy rate of 22.8%.

Within the Mid-Wilshire submarket the Metroplex Property competes with a smaller subset of five office properties.  The competitive set averages higher occupancy and average rent than the Class A submarket.

Market Office Rent Comparables(1)
Property Name	Location (Los Angeles)	Year Built	Lease Area (Sq. Ft.)	Asking Rent	Occupancy %
Metroplex Property	3530 Wilshire Boulevard	1985	404,656	$23.40	85.9%
Wilshire Serrano Building	3699 Wilshire Boulevard	1983	331,000	$24.00	77.0%
Wilshire Park Place	3700 Wilshire Boulevard	1966	317,225	$24.00	74.0%
Equitable Plaza	3435 Wilshire Boulevard	1968	689,258	$24.00	93.0%
Wilshire Financial Tower	3600 Wilshire Boulevard	1961	414,202	$23.40	93.0%
Wilshire Colonnade West	3731 Wilshire Boulevard	1970	183,510	$23.40	89.0%
Total / Wtd. Avg.(2)			1,935,195	$23.81	86.8%
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. does not include the Metroplex Property.

The sponsor owns over 27 buildings within the immediate submarket, and has maintained stable operating performance at the Metroplex Property. Vacancy at the Metroplex Property has averaged 12.0% over the past decade and there has been substantial leasing since the beginning of 2012, with new and renewal leasing totaling 51.6% of the NRA at an average rate of $22.83 PSF with lease terms averaging approximately six years.  There are approximately 14 tenant leases with rent abatements, totaling $284,973, all of which was reserved in a rent abatement account. The abatements are in the form of one month of free rent per year and range from one month total to six months total, with the majority of the free months in 2013 and 2014. The subsequent chart outlines recent leasing activity at the Metroplex Property since the beginning of 2012:

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

Recent Leasing In 2012
Tenant	Sq. Ft.	% of Total Sq. Ft.	Annual Rent	Rent PSF	Begin/Renewal Date	Expiration Date	Term (Years)
National Business Furniture	3,734	0.9%	$80,654	$21.60	1/1/2012	12/31/2017	6.0
Frank, Greenberg & Simone	5,320	1.3%	$105,336	$19.80	2/4/2012	2/3/2015	3.0
Wanseuk Oh	1,129	0.3%	$24,386	$21.60	2/15/2012	2/14/2015	3.0
Law Office of Laurence H. Lishner	1,378	0.3%	$29,765	$21.60	5/1/2012	4/30/2015	3.0
Sisa English Institute, Inc.	2,644	0.7%	$57,110	$21.60	5/1/2012	4/30/2017	5.0
Sisa English Institute, Inc.	3,536	0.9%	$72,134	$20.40	5/1/2012	4/30/2017	5.0
Martin & Martin/Law	6,780	1.7%	$142,419	$21.01	5/3/2012	9/30/2014	2.4
County of Los Angeles	23,118	5.7%	$513,220	$22.20	5/29/2012	5/28/2019	7.0
County of Los Angeles	23,118	5.7%	$513,220	$22.20	5/29/2012	5/28/2019	7.0
County of Los Angeles	23,118	5.7%	$513,220	$22.20	5/29/2012	5/28/2019	7.0
County of Los Angeles	23,118	5.7%	$513,220	$22.20	5/29/2012	5/28/2019	7.0
County of Los Angeles	16,665	4.1%	$369,963	$22.20	5/29/2012	5/28/2019	7.0
CJ America, Inc.	5,940	1.5%	$131,868	$22.20	6/1/2012	5/31/2020	8.0
Martin & Martin/Law	2,175	0.5%	$45,675	$21.00	7/1/2012	9/30/2014	2.2
Asiana Airlines	13,862	3.4%	$291,102	$21.00	9/1/2012	8/31/2017	5.0
Asiana Airlines - Storage	464	0.1%	$8,074	$17.40	9/1/2012	12/31/2012	0.3
Hanpark Investment	2,213	0.5%	$50,456	$22.80	9/1/2012	9/30/2014	2.1
New Commercial Capital (Alcatel)	5,599	1.4%	$127,657	$22.80	9/1/2012	8/31/2014	2.0
Archeon	4,594	1.1%	$104,743	$22.80	10/1/2012	9/30/2014	2.0
Chase Executive Suites	23,118	5.7%	$527,090	$22.80	10/1/2012	9/30/2017	5.0
First Place For Youth	1,558	0.4%	$32,718	$21.00	10/15/2012	2/14/2014	1.3
Citibank	5,200	1.3%	$232,908	$44.79	10/28/2012	10/27/2017	5.0
Prudential Insurance Co.	10,436	2.6%	$280,224	$26.85	2/1/2013(1)	1/31/2018	5.0
Total / Wtd. Avg.	208,817	51.6%	$4,767,163	$22.83			5.7
(1)	Prudential Insurance Co. has signed a renewal for its space beginning in February 2013.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	T-12 6/30/2012	U/W	U/W PSF
Base Rent(1)	$7,358,330	$7,191,988	$7,219,681	$7,249,439	$7,990,002	$19.75
Credit Tenant Rent Steps(2)	0	0	0	0	44,503	0.11
Value of Vacant Space	0	0	0	0	1,332,817	3.29
Gross Potential Rent	$7,358,330	$7,191,988	$7,219,681	$7,249,439	$9,367,322	$23.15
Total Recoveries	0	0	0	2,625	40,854	0.10
Total Other Income	1,464,434	1,283,523	1,370,091	1,404,071	1,142,789	2.82
Less: Vacancy(3)	0	0	0	0	(1,332,817)	(3.29)
Effective Gross Income	$8,822,764	$8,475,511	$8,589,772	$8,656,135	$9,218,148	$22.78
Total Operating Expenses	2,619,509	2,513,075	2,812,761	2,716,712	2,794,946	6.91
Net Operating Income	$6,203,255	$5,962,436	$5,777,011	$5,939,423	$6,423,202	$15.87
TI/LC	0	0	0	0	494,145	1.22
Capital Expenditures	0	0	0	0	101,164	0.25
Net Cash Flow	$6,203,255	$5,962,436	$5,777,011	$5,939,423	$5,827,892	$14.40
(1)	U/W Base Rent includes $122,562 in contractual step rent through November 2013.
(2)
Credit Tenant Rent Steps represent the present value of rent steps for LA County, Prudential Insurance Co. and Citibank. Rent steps were taken through the term of the lease for Citibank and LA County, and through the February 2015 rent step for Prudential Insurance Co., which has the right to terminate its lease in January 2016.

(3)	U/W Vacancy represents 14.2% of gross income, based on the in-place economic vacancy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

Property Management.    The Metroplex Property is managed by Jamison Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Metroplex Loan is structured with a hard lockbox and springing cash management. All rents and other payments will be deposited directly into a clearing account controlled by lender, and are then transferred to an account controlled by the borrower unless (i) there is an event of default under the loan documents, (ii) DSCR falls below 1.10x, or (iii) a Major Tenant Sweep Period (defined below) occurs.

A “Major Tenant Sweep Period” occurs upon: (i) May 31, 2016, which is 12 months prior to the date LA County can exercise its early termination right, (ii) six months prior to the LA County lease expiration date, or (iii) the date LA County (a) cancels or terminates its lease, (b) goes dark at substantially all of its space, or (c) is subject to a bankruptcy or insolvency proceeding. The Major Tenant Sweep Period will cease upon: (1) if the sweep occurs due to clause (i) above, nine months after the date on which the sweep commences, provided LA County has not delivered its termination notice, (2) the balance of the major tenant sweep reserve reaches $20.00 PSF of the space affected, or the borrower delivers a letter of credit in the amount of $20.00 PSF of the space affected, (3) the date upon which the LA County leased space has been re-tenanted pursuant to an approved replacement lease, or (4) in the case of clause (iii)(c) above, the lease has been affirmed, assumed or assigned in the manner acceptable to lender.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or if the DSCR is less than 1.10x on the last day of the calendar quarter.

Initial Reserves.    At closing, the borrower deposited (i) $77,188 into a tax reserve account, (ii) $100,298 into a TI/LC reserve account for outstanding tenant improvements obligations and (iii) $284,973 into a rent abatement reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $38,594 into a tax reserve account, (ii) $8,430 into a capital expenditure account, subject to a cap of $404,656 and (iii) $31,250 into a TI/LC reserve account, subject to a cap of $1,500,000. The borrower will be required to deposit 1/12 of the annual insurance premiums into an insurance reserve if an acceptable blanket insurance policy is no longer in place. During a Major Tenant Sweep Period all excess cash will be swept to a special lease sweep reserve account to be used to re-tenant the LA County leased space.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3530 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 4 Metroplex	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$64,414,599 74.6% 1.49x 10.0%

LOS ANGELES
Metroplex
3530 Wilshire Boulevard
Los Angeles, CA 90010
Hollywood Bowl
BEACHWOOD CANYON
LOS FELIZ BLVD
LOS FELIZ
FRANKLIN HILLS
HOLLYWOOD BLVD
WALK OF FAME
SUNSET BLVD
HOLLYWOOD
KTLA
Kaiser Hospital
Childrens Hospital
EAST HOLLYWOOD
Silver Lake Reservoir
SILVER LAKE
Henson Studios
Sunset & Gower Studios
SANTA MONICA BLVD
Hollywood Forever Cemetery
LA BREA AVE
HIGHLAND AVE
VINE ST
WESTERN AVE
HOLLYWOOD FWY
LACC
VERMONT AVE
HOOVER ST
SUNSET BLVD
Paramount Studios
MELROSE SHOPPING DISTRICT
MELROSE AVE
LARCHMONT VILLAGE
MELROSE
BEVERLY BLVD
Wilshire Country Club
WILSHIRE CENTER
ALVARADO ST
TEMPLE ST
The Grove
3RD ST
MID-CITY
BEVERLY BLVD
MIRACLE MILE
3RD ST
LACMA
La Brea Tar Pits
St. Vincent Medical Center
HISTORIC FILIPINOTOWN
MIRACLE MILE
WILSHIRE BLVD
PARK MILE
Craft and Folk Art Museum
MacArthur Park
OLYMPIC BLVD
Koreatown Plaza
Good Samaritan Medical Center
SAN VICENTE BLVD
MID WILSHIRE
KOREATOWN
PICO BLVD
LITTLE ETHIOPIA
VENICE BLVD
CRENSHAW BLVD
7+Fig
PICO BLVD
HARVARD HEIGHTS
St Elmo Village
VENICE BLVD
LA Live & Convention Center
FAIRFAX
WASHINGTON BLVD
DOWNTOWN
SANTA MONICA FWY
NORTH UNIVERSITY PARK
WEST ADAMS
JEFFERSON BLVD
FIGUEROA ST
USC
EXPOSITION BLVD
JEFFERSON BLVD
Expo Park
LA Coliseum
LA Sports Arena
MLK JR BLVD
BROADWAY
MAIN ST
AVALON BLVD
CENTRAL AVE
VERMONT SQUARE
VERNON AVE
WESTERN AVE
VERMONT AVE
FIGUEROA ST
Angeles National Forest
San Fernando
Burbank
Glendale
Pasadena
Glendora
Covina
Upland
Beverly Hills
Santa Monica
LOS ANGELES
West Covina
Pomona
Ontario
Marina Del Rey
Whittier
Diamond Bar
El Segundo
Norwalk
Brea
Manhattan Beach
Compton
Fullerton
Corona
Torrance
Lakewood
Anaheim
Long Beach
Cypress
Garden Grove
Orange
San Pedro
Seal Beach
Santa Ana
Huntington Beach
Irvine
Lake Forest
Mission Viejo
Laguna Beach
Dana Point
PACIFIC OCEAN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	CBD Office
Sponsor:	Abraham Leser		Collateral:	Fee Simple
Borrower:	Chestnut Street Realty Limited		Location:	Philadelphia, PA
	Partnership; Widener Partner, LP, as		Year Built / Renovated:	1915 / 2004-2007
	tenants-in-common		Total Sq. Ft.:	455,746
Original Balance:	$59,175,000		Property Management:	Commercial Space Management of
Cut-off Date Balance:	$59,175,000			New Jersey LLC
% by Initial UPB:	5.2%		Underwritten NOI(3):	$5,851,414
Interest Rate:	4.0940%		Underwritten NCF(3):	$5,492,341
Payment Date:	6th of each month		Appraised Value:	$78,900,000
First Payment Date:	January 6, 2013		Appraisal Date:	October 12, 2012
Maturity Date:	December 6, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	None		TTM NOI(3):	$3,782,266 (T-12 September 30, 2012)
Call Protection:	L(24), D(92), O(4)		2011 NOI:	$4,197,998 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$4,230,404 (December 31, 2010)
			2009 NOI:	$4,029,214 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$857,250	$95,250	Current Occupancy:	87.7% (November 19, 2012)
Insurance:	$89,693	$9,966	2011 Occupancy:	77.3% (December 31, 2011)
Replacement:	$0	$9,495	2010 Occupancy:	81.8% (December 31, 2010)
TI/LC:	$0	$18,989	2009 Occupancy:	79.4% (December 31, 2009)
Required Repairs:	$2,250	NAP
(1)       See “Initial Reserves” herein and “Ongoing Reserves” herein.
(2)       Rawle & Henderson Rollover Reserve to be used for approved renewal or re-leasing expenses associated with the Rawle & Henderson space. See “Initial Reserves” herein.
(3)       Increase in Underwritten NOI and NCF from TTM NOI primarily due to First Judicial District, whose lease began in June 2012 and included a free rent period through September 2012. Further increases result from rent averaging for investment grade tenants on long term leases, and contractual rent steps.

Rawle & Henderson Rollover Reserve(2):	$1,600,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$130
Balloon Balance / Sq. Ft.:	$103
Cut-off Date LTV:	75.0%
Balloon LTV:	59.8%
Underwritten NOI DSCR:	1.71x
Underwritten NCF DSCR:	1.60x
Underwritten NOI Debt Yield:	9.9%
Underwritten NCF Debt Yield:	9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Philadelphia Municipal Authority	NR/A2/BBB+	200,114	43.9%	$22.01(2)	47.1%	1/31/2026(3)
Rawle & Henderson	NR/NR/NR	69,420	15.2%	$22.74	16.9%	11/30/2015
First Judicial District	NR/A2/BBB+	48,600	10.7%	$23.84(2)	12.4%	8/31/2032
Weir & Partners	NR/NR/NR	22,170	4.9%	$22.99	5.4%	9/30/2020
Quality Progressions	NR/NR/NR	17,800	3.9%	$20.50	3.9%	6/30/2019(4)
Total Major Tenants		358,104	78.6%	$22.39	85.7%
Remaining Tenants		41,641	9.1%	$32.11	14.3%
Total Occupied Collateral		399,745	87.7%	$23.40	100.0%
Vacant		56,001	12.3%
Total		455,746	100.0%

(1)	Ratings shown are those of the City of Philadelphia.
(2)	U/W Base Rent PSF for Philadelphia Municipal Authority and First Judicial District represent average rent over the loan term.
(3)
The Philadelphia Municipal Authority lease provides that if the tenant fails to receive adequate appropriations for rent payments, the tenant is not required to pay rent.  Should this occur, the lease provides that the borrower may demand the tenant vacate with six months notice.

(4)
The Quality Progressions lease provides that if the tenant fails to receive adequate government funding for rent payments and is unable to secure replacement funding, Quality Progressions may terminate its lease with at least three months notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	1	69,420	15.2%	69,420	15.2%	$22.74	16.9%	16.9%
2016	1	1,400	0.3%	70,820	15.5%	$47.00	0.7%	17.6%
2017	2	16,168	3.5%	86,988	19.1%	$27.94	4.8%	22.4%
2018	0	0	0.0%	86,988	19.1%	$0.00	0.0%	22.4%
2019	1	17,800	3.9%	104,788	23.0%	$20.50	3.9%	26.3%
2020	1	22,170	4.9%	126,958	27.9%	$22.99	5.4%	31.7%
2021	0	0	0.0%	126,958	27.9%	$0.00	0.0%	31.7%
2022	2	24,073	5.3%	151,031	33.1%	$34.05	8.8%	40.5%
Thereafter(2)	2	248,714	54.6%	399,745	87.7%	$22.37	59.5%	100.0%
Vacant	NAP	56,001	12.3%	455,746	100.0%	NAP	NAP
Total / Wtd. Avg.	10	455,746	100.0%			$23.40	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule or the stacking plan.

(2)	Tenants with leases expiring after 2022 include Philadelphia Municipal Authority expiring in 2026 and First Judicial District expiring in 2032.

The Loan.  The Widener Building Loan (the “Widener Building Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 455,746 square foot Class A office building located in Philadelphia, Pennsylvania (the “Widener Building Property”) with an original principal balance of approximately $59.2 million.  The Widener Building Loan has a 10-year term and amortizes on a 30-year schedule. The Widener Building Loan accrues interest at a fixed rate equal to 4.0940% and has a cut-off date balance of approximately $59.2 million. Loan proceeds were used to retire existing debt of approximately $43.2 million and return approximately $12.5 million of equity to the borrower. Based on the appraised value of $78.9 million as of October 12, 2012 the cut-off date LTV is 75.0% and the remaining implied equity is $19.7 million. The most recent prior financing of the Widener Building Property was not included in a securitization.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$59,175,000	100.0%	Loan Payoff	$43,246,974	73.1%
			Reserves	$2,549,193	4.3%
			Closing Costs	$903,601	1.5%
			Return of Equity	$12,475,232	21.1%
Total Sources	$59,175,000	100.0%	Total Uses	$59,175,000	100.0%

The Borrower / Sponsor.    The borrowers are Chestnut Street Realty Limited Partnership and Widener Partner, LP, as tenants-in-common (collectively, the “Borrower”), each of which are structured to be bankruptcy-remote, with two independent directors in their organizational structures.  The sponsor of the Borrower and the nonrecourse carve-out guarantor is Abraham Leser.

The Leser Group was founded by Abraham Leser in 1969 and currently manages a portfolio of over 2.0 million square feet throughout New York, Philadelphia and Connecticut, the majority of which is office properties.

The Property. The Widener Building Property is located in Philadelphia, Pennsylvania at 1327-1341 Chestnut Street, across from City Hall.  Constructed in 1915 and renovated most recently from 2004 to 2007, the Widener Building Property is an 18-story multi-tenant office building totaling 455,746 sq. ft. and leased to ten tenants.  Office space represents approximately 92.9% of the total net rentable area (“NRA”), ground floor retail represents approximately 3.6% of the NRA and storage and basement space represents 3.5% of NRA.  The Widener Building Property has limited rollover during the Widener Building Loan term, with approximately 33.1% of the NRA rolling during the term and no more than 15.2% of NRA expiring in any given year.  The largest tenant, Philadelphia Municipal Authority (43.9% of NRA; 47.1% of the U/W Base Rent), expires in 2026, four years beyond the loan term.

The Widener Building Property was purchased by the sponsor in 2004 for $40.0 million ($88 PSF) and the sponsor has since invested $18.0 million on renovations and re-tenanting.  The most significant capital expenditures occurred in 2005 and 2006 totaling approximately $12.8 million including the installation of a separate elevator bank and lobby area for the Philadelphia Municipal Authority space as well as new HVAC, life safety and security systems.

The Widener Building is leased to seven office tenants with 262,074 sq. ft. (57.5% of NRA) leased to the investment-grade rated City Philadelphia and State of Pennsylvania, including the Philadelphia Municipal Authority, the First Judicial District, and the Commonwealth Court of Pennsylvania.  The remaining 26.6% of leased office space is occupied primarily by law firms.

Environmental Matters. The Phase I environmental report dated October 29, 2012 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Widener Building Property, which is in place.

Major Tenants.

Philadelphia Municipal Authority (200,114 sq. ft., 43.9% of NRA, 47.1% of U/W Base Rent) The Philadelphia Municipal Authority (rated NR/A2/BBB+ by Fitch/Moody’s/S&P) utilizes its space as the headquarters for the Philadelphia District Attorney’s Office, the largest prosecutor’s office in Pennsylvania, serving more than 1.5 million citizens of the City and County of Philadelphia and employing 600 lawyers, detectives and support staff.  The Philadelphia District Attorney also has four complimentary offices located within three blocks of the Widener Building Property.  The Philadelphia Municipal Authority space has a dedicated entrance with private escalators. The Philadelphia Municipal Authority has been a tenant at the Widener Building Property since 2005 and its lease expires in 2026, four years beyond the Widener Building Loan maturity date.

Rawle & Henderson (69,420 sq. ft., 15.2% of NRA, 16.9% of U/W Base Rent) Rawle & Henderson is a Mid-Atlantic regional law firm of more than 120 attorneys engaged in civil litigation and defense trial practice headquartered in the Widener Building Property.  Founded as the Rawle Law Office in 1783, the firm has been recognized by the American Bar Association as the oldest law firm in continuous practice in the United States with satellite offices in Pittsburgh, Harrisburg, New Jersey, New York, Delaware and West Virginia.  Rawle & Henderson has been a tenant at the Widener Building Property since 2005 and its lease expires in 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

First Judicial District (48,600 sq. ft., 10.7% of NRA, 12.4% of U/W Base Rent) The First Judicial District of Pennsylvania (rated NR/A2/BBB+ by Fitch/Moody’s/S&P) is comprised of three judiciaries that together make up the Philadelphia Court System: the Court of Common Pleas, the Municipal Court and Traffic Court. The tenant operates the Court of Common Pleas, or small claims court, at the Widener Building Property, with access to its space provided by dedicated lobby elevators.  The First Judicial District of Pennsylvania signed a lease at the Widener Building Property in 2012 which expires in 2032, ten years beyond the Widener Building Loan maturity date.

The Market. The Philadelphia-Camden-Wilmington Metropolitan Statistical Area is the sixth largest metropolitan area in the United States, with a population of almost six million.  Center City is the central point of the Greater Philadelphia metropolitan area for business, government and cultural activities.  Center City has a diverse economic base containing demand generators ranging from education and medicine to retail, cultural, and entertainment.  Major employers include the City of Philadelphia, School Board of Philadelphia, University of Pennsylvania, Temple University, two major medical schools, and three major hospitals.

The Widener Building is located across from City Hall in the Market East office submarket of Center City, Philadelphia.  The appraiser determined a comparable group within the Market East office submarket containing 10.3 million square feet with an overall vacancy rate of 8.3% and an average asking rental rate of $22.28 PSF.  Over the past five and ten years, the comparable group has averaged vacancy rates of 10.2% and 9.9% respectively.  The appraiser identified five directly competitive properties located in the Market East office submarket.  Occupancies of the competitive properties ranged from 85.5% to 96.4% with rents ranging from $19.00 PSF to $25.50 PSF, in line with the Widener Building Property’s occupancy of 87.7% and gross rent of $23.40 PSF.  The below chart is a summary of the competitive set as determined by the appraiser.

Competitive Set(1)
Building	Year Built	Distance	Sq. Ft.	% Leased	Gross Rent PSF
The Widener Building	1915	NAP	455,746	87.7%	$23.40 + Elec(2)
The Wanamaker Building	1902	0.6 miles	975,000	96.4%	$25.50 + Elec
One South Broad	1932	0.7 miles	464,800	94.4%	$22.00
Stephen Girard Building	1946	0.4 miles	110,396	86.4%	$19.00 + Elec
North American Building	1900	0.1 miles	142,087	94.7%	$19.00 + Elec
Graham Building	1985	0.5 miles	240,634	85.5%	$20.00 + Elec
Total / Wtd. Avg.(3)			386,583	93.9%	$23.12
(1)	Source: Appraisal
(2)	Gross Rent for the Widener Building Property represents the U/W Base Rent PSF.
(3)	Weighted Average does not include the Widener Building Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	T-12 9/30/2012	U/W	U/W PSF
Base Rent(1)	$7,371,578	$7,323,087	$7,278,519	$9,354,792	$20.53
Value of Vacant Space	0	0	0	998,079	2.19
Gross Potential Rent	$9,192,982	$9,130,673	$9,246,617	$10,352,871	$22.72
Total Recoveries	924,575	955,080	721,364	821,708	1.80
Total Other Income	314,486	292,241	287,150	278,298	0.61
Less: Vacancy(2)	0	0	0	(998,079)	(2.19)
Effective Gross Income	$8,610,639	$8,570,408	$8,287,033	$10,454,798	$22.94
Total Operating Expenses	4,380,235	4,372,410	4,504,767	4,603,384	10.10
Net Operating Income	$4,230,404	$4,197,998	$3,782,266	$5,851,414	$12.84
TI/LC	0	0	0	245,136	0.54
Capital Expenditures	0	0	0	113,937	0.25
Net Cash Flow	$4,230,404	$4,197,998	$3,782,266	$5,492,341	$12.05

(1)
Increase in U/W Base Rent increase from T-12 primarily due to First Judicial District, whose lease began in June 2012 and included a free rent period through September 2012.  U/W Base Rent for First Judicial includes current base rent of $1,133,838 and $24,976 in rent averaging over the loan term.  U/W Base Rent also includes $608,310 in average rent over the loan term for investment grade tenants and $70,502 in contractual rent steps through December 2013.

(2)	Underwritten vacancy of 8.9% of gross income reflects actual economic vacancy, in line with the 8.3% vacancy rate of the submarket comparable group.

Property Management.    The Widener Building Property is managed by Commercial Space Management of New Jersey LLC, and sub-managed by KTR Management.  Founded in 1982, KTR Management was responsible for the redevelopment of the Widener Building Property beginning in 1989 and currently also manages One South Broad, which is adjacent to and has shared lobby access with the Widener Building Property.

Lockbox / Cash Management.    The Widener Building Loan is structured with a hard lockbox and in place cash management. All excess cash will be swept into a lender controlled account upon (i) an event of default or (ii) a bankruptcy action by the Borrower, sponsor, or property manager until, in the case of the manager only, the Borrower engages a suitable replacement manager.

Additionally, all excess cash will be swept into a lender controlled account on (x) May 30, 2015 unless (i) Rawle & Henderson has renewed or extended its lease for a minimum of five years and (ii) adequate sums are available in the rollover reserve account for free rent, tenant improvements and leasing commissions under such renewal or extension or (y) if Rawle & Henderson extended its lease for a term of only five years, May 30, 2020 unless an additional lease extension is entered into.

Additionally, all excess cash will be swept into a lender controlled account upon Rawle & Henderson or Philadelphia Municipal Authority (i) surrendering, cancelling, or terminating their leases prior to their then current expiration dates or (ii) going dark or giving written notice of their intention to go dark, or (iii) declaring bankruptcy.

Initial Reserves.    At closing, the Borrower deposited (i) $857,250 into a tax reserve account, (ii) $89,693 into an insurance reserve account, (iii) $2,250 into a required repairs reserve and (iv) $1,600,000 into a Rawle & Henderson rollover reserve.  Funds in the Rawle & Henderson reserve will be released to the Borrower for approved renewal or re-leasing expenses associated with the Rawle & Henderson space.  To the extent that excess funds remain in the reserve account after such disbursements, excess funds will be: first, deposited into a TI/LC reserve account up to $900,000; next, deposited into the capital expenditures reserve account up to $500,000; and finally, returned to the Borrower, unless Rawle & Henderson’s lease was renewed with a term of five years or less, in which event $100,000 will be disbursed to the Borrower and the balance will be retained in the Rawle & Henderson rollover reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of (i) $95,250 into a tax reserve account, (ii) $9,966 into an insurance reserve account, (iii) $9,495 into a capital expenditure account, and (iv) $18,989 into a TI/LC reserve account subject to a cap of $900,000.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1327-1341 Chestnut Street Philadelphia, PA 19107	Collateral Asset Summary – Loan No. 5 Widener Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,175,000 75.0% 1.60x 9.9%

LOGAN SQUARE
CHINATOWN
CITY CENTER
RITTENHOUSE SQUARE
PHILADELPHIA
WASHINGTON SQUARE
SOUTH STREET SHOPPING DISTRICT
HAWTHORNE
Franklin Square
Love Park
Rittenhouse Square
Independence National Historical Park
Washington Square
City Park
Palumbo Playground
VINE ST
ARCH ST
JOHN F KENNEDY BLVD
MARKET ST
CHESTNUT ST
SANSOM ST
WALNUT ST
LOCUST ST
SPRUCE ST
PINE ST
LOMBARD ST
SOUTH ST
BAINBRIDGE ST
FITZWATER ST
CATHARINE ST
CHRISTIAN ST
CARPENTER ST
WASHINGTON AVE
ELLSWORTH ST
FEDERAL ST
676
30
Widener Building
1327-1341 Chestnut Street
Philadelphia, PA 19107
Philadelphia
Property Types
Office
Retail
Hotel
Cultural & Entertainment
Civic & Institutional
Educational
Residential
Industrial
Religious
Medical
Parking
Transit
Development
Public Transportation
SEPTA Broad Street
SEPTA Market
SEPTA Regional
PATCO Regional
CARTIFACT.
Trenton
Colmar
PENNSYLVANIA
Newtown
Lansdale
Southampton
Levittown
Willow Grove
Bensalem
Norristown
Lafayette Hill
Cheltenham
Burlington Township
Wayne
Cinnaminson
Havertown
Philadelphia
Camden
Rose Tree
Drexel Hill
Cherry Hill
Mount Laurel
Medford
Chester
Bellmawr
Gloucester Township
NEW JERSEY

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Kimco Income Operating Partnership, L.P.			Collateral:	Fee Simple
Borrower:	KIR Tukwila L.P.			Location:	Tukwila, WA
Original Balance:	$55,900,000			Year Built / Renovated:	1972 / 1980, 1998-1999
Cut-off Date Balance:	$55,900,000			Total Sq. Ft.:	458,752
% by Initial UPB:	4.9%			Property Management:	KRC Property Management I, Inc.
Interest Rate:	3.9300%			Underwritten NOI:	$7,489,984
Payment Date:	6th of each month			Underwritten NCF:	$6,945,350
First Payment Date:	January 6, 2013			Appraised Value:	$110,000,000
Maturity Date:	December 6, 2022			Appraisal Date:	October 13, 2012
Amortization:	360 months
Additional Debt:	None			Historical NOI
Call Protection:	L(24), D(92), O(4)			TTM NOI:	$8,274,364 (T-6 June 30, 2012 Ann.)
Lockbox / Cash Management:	Springing Hard / Springing			2011 NOI:	$8,727,105 (December 31, 2011)
				2010 NOI:	$8,437,817 (December 31, 2010)
Reserves(1)				2009 NOI:	$8,179,586 (December 31, 2009)
	Initial		Monthly
Taxes:	$0		Springing	Historical Occupancy
Insurance:	$0		Springing	Current Occupancy(2):	84.2% (August 9, 2012)
Replacement:	$0		Springing	2011 Occupancy:	94.0% (December 31, 2011)
TI/LC:	$353,888		Springing	2010 Occupancy:	99.0% (December 31, 2010)
				2009 Occupancy:	NAV
Financial Information				(1) (2)
See “Initial Reserves” and “Ongoing Reserves” herein.
Current Occupancy excludes the Babies R Us space (37,314 sq. ft.), a portion of Old Navy (5,120 sq. ft.) and Basil Vietnamese Cuisine space (2,000 sq. ft.). Babies R Us is currently dark, Old Navy is expected to vacate the 5,120 sq. ft. portion in February 2013 and Basil Vietnamese Cuisine has been delinquent on rent since August 2012.

Cut-off Date Balance / Sq. Ft.:		$122
Balloon Balance / Sq. Ft.:		$97
Cut-off Date LTV:		50.8%
Balloon LTV:		40.3%
Underwritten NOI DSCR:		2.36x
Underwritten NCF DSCR:		2.19x
Underwritten NOI Debt Yield:		13.4%
Underwritten NCF Debt Yield:		12.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Total Sales (000s)(2)	Sales PSF(2)	Occupancy Cost(2)

Anchor Tenants
Macy’s Furniture Gallery	BBB/Baa3/BBB	48,670	10.6%	1/31/2019	$9,249	$190	9.6%
Best Buy	BB+/Baa2/BB+	45,884	10.0%	1/31/2016	NAP	NAP	NAP
Sports Authority	NR/NR/B-	40,000	8.7%	1/31/2014	NAP	NAP	NAP
Total Anchor Tenants		134,554	29.3%		$9,249	$190	9.6%

Major Tenants (>10,000 sq. ft.)
Michaels	NR/B3/B	28,252	6.2%	10/31/2013	NAP	NAP	NAP
Big Lots	NR/NR/BBB-	28,136	6.1%	1/31/2018	NAP	NAP	NAP
Ross Dress for Less	NR/NR/BBB+	26,271	5.7%	1/31/2023	$11,901	$453	4.3%
Old Navy(3)	BBB-/Baa3/BB+	19,280	4.2%	1/31/2022	$5,234	$271	7.6%
Subtotal Major Tenants		101,939	22.2%		$17,135	$376	5.3%
Remaining Major Tenants		65,013	14.2%		$12,882	$198	14.9%
Total Major Tenants		166,952	36.4%		$30,017	$271	9.4%

In-line Tenants (<10,000 Sq. Ft.)		84,612	18.4%		$22,108	$317	10.0%

Total Occupied Collateral		386,118	84.2%

Vacant(3)(4)		72,634	15.8%
Total/Wtd. Avg.		458,752	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Total Sales, Sales PSF and Occupancy Cost are based on the TTM June 2012 sales.
(3)	The Old Navy square footage represents the leased space net of 5,120 sq. ft. that Old Navy is expected to vacate in February 2013. The 5,120 sq. ft. space has been underwritten as vacant.
(4)
Vacant space includes Babies R Us (37,314 sq. ft.), a portion of Old Navy (5,120 sq. ft.) and Basil Vietnamese Cuisine (2,000 sq. ft.), which are each in occupancy of their space but have been underwritten as vacant. Babies R Us is currently dark, Old Navy is expected to vacate the 5,120 sq. ft. portion in February 2013 and Basil Vietnamese Cuisine has been delinquent on rent since August 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	3,000	0.7%	3,000	0.7%	$26.25	1.0%	1.0%
2012	0	0	0.0%	3,000	0.7%	$0.00	0.0%	1.0%
2013	5	57,205	12.5%	60,205	13.1%	$24.78	17.7%	18.7%
2014	3	53,490	11.7%	113,695	24.8%	$18.20	12.1%	30.8%
2015	4	32,142	7.0%	145,837	31.8%	$27.03	10.8%	41.6%
2016	2	49,884	10.9%	195,721	42.7%	$21.61	13.4%	55.1%
2017	6	29,844	6.5%	225,565	49.2%	$24.96	9.3%	64.4%
2018	1	28,136	6.1%	253,701	55.3%	$10.75	3.8%	68.2%
2019	4	65,437	14.3%	319,138	69.6%	$19.08	15.6%	83.7%
2020	0	0	0.0%	319,138	69.6%	$0.00	0.0%	83.7%
2021	1	9,236	2.0%	328,374	71.6%	$30.00	3.5%	87.2%
2022	2	31,473	6.9%	359,847	78.4%	$19.29	7.6%	94.8%
Thereafter	1	26,271	5.7%	386,118	84.2%	$16.00	5.2%	100.0%
Vacant(2)	NAP	72,634	15.8%	458,752	100.00%	NAP	NAP
Total / Wtd. Avg.	30	458,752	100.0%			$20.76	100.0%

(1)
Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

(2)
Vacant space includes Babies R Us (37,314 sq. ft.), a portion of Old Navy (5,120 sq. ft.) and Basil Vietnamese Cuisine (2,000 sq. ft.), which are each in occupancy of their space but have been underwritten as vacant. Babies R Us is currently dark, Old Navy is expected to vacate the 5,120 sq. ft. portion in February 2013 and Basil Vietnamese Cuisine has been delinquent on rent since August 2012.

The Loan.    The Parkway Super Center loan (the “Parkway Super Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 458,752 square foot anchored retail shopping center located at 17300-17790 Southcenter Parkway in Tukwila, Washington (the “Parkway Super Center Property”) with an original principal balance of $55.9 million. The Parkway Super Center Loan has a 10-year term and amortizes on a 30-year schedule. The Parkway Super Center Loan accrues interest at a fixed rate equal to 3.9300% and has a cut-off date balance of $55.9 million. Loan proceeds, along with approximately $273,000 of sponsor equity, were used to retire existing debt of approximately $55.6 million and fund closing costs. Based on the appraised value of $110.0 million as of October 13, 2012, the cut-off date LTV is 50.8% and the remaining implied equity is $54.1 million. The most recent prior financing of the Parkway Super Center Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$55,900,000	99.5%	Loan Payoff	$55,579,675	98.9%
Sponsor Equity	$273,006	0.5%	Reserves	$353,888	0.6%
			Closing Costs	$239,443	0.4%
Total Sources	$56,173,006	100.0%	Total Uses	$56,173,006	100.0%

The Borrower / Sponsor.    The borrower, KIR Tukwila L.P., is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Kimco Income Operating Partnership, L.P. (“KIOP”).

In 1999, Kimco Realty Corporation (“Kimco”) formed KIOP as a vehicle to invest with New York State Common Retirement System (commonly known as the New York Common Fund). Kimco owns approximately 45.0% of KIOP and the New York Common Fund maintains approximately 47.9% interest. Additional investors include State Farm Capital (approximately 3.6% ownership) and Knights of Columbus (approximately 3.6% ownership). The New York Common Fund is the retirement pension program for New York State employees. As of June 30, 2012, Kimco owns interest in 926 shopping centers comprising 136 million square feet across 44 states, Puerto Rico, Canada, Mexico and South America. Publicly traded since 1991, Kimco has specialized in shopping center acquisitions, development and management for over 50 years. KIOP currently owns 59 retail assets nationwide totaling approximately 12.6 million square feet across 18 states. As of December 31, 2011, KIOP has approximately $1.3 billion in assets and approximately $16.9 million in cash liquidity.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

The Property.  The Parkway Super Center Property is a single-story anchored retail shopping center comprising 458,752 sq. ft. located in Tukwila, Washington, approximately 11 miles south of the Seattle central business district. The Parkway Super Center Property was built in 1972 and was renovated most recently in 1998 and 1999. The sponsor purchased the Parkway Super Center Property in 2003 for approximately $89.6 million ($195 PSF), and has spent approximately $1.9 million on improvements since acquisition. As of August 9, 2012, the Parkway Super Center Property is 93.9% physically occupied, which includes approximately 44,434 sq. ft. (9.7% of NRA) that are being underwritten as vacant. Babies R Us (37,314 sq. ft.) is currently dark after relocating to a nearby property in October 2010 in order to consolidate with the local Toys R Us store. Babies R Us continues to pay rent at the Parkway Super Center Property and has a lease through January 2014. This space is currently being marketed for sublet. Old Navy plans to vacate a 5,120 sq. ft. space in February 2013 and Basil Vietnamese Cuisine (2,000 sq. ft.) has been delinquent on rent since August 2012. The Parkway Super Center Property is being underwritten as 84.2% occupied by 30 tenants. The top five tenants (Macy’s Furniture Gallery, Best Buy, Sports Authority, Michaels and Big Lots) account for 41.6% of the NRA, and no other tenant occupies more than 5.7% of the NRA. In addition, the Parkway Super Center Property is shadow anchored by Kohl’s in a neighboring shopping center. The Parkway Super Center Property contains approximately 1,505 surface parking spaces with an overall parking ratio of 3.28 spaces per 1,000 square feet.  The subsequent chart details historical sales at the Parkway Super Center Property.

Sales and Occupancy Cost Analysis
	2008		2009		2010		2011		TTM June 2012
Tenant	Gross Sales (000s)	PSF	Gross Sales (000s)	PSF	Gross Sales (000s)	PSF	Gross Sales (000s)	PSF	Gross Sales (000s)	PSF	Occ. Cost
Total Anchor Tenants(1)	$8,906	$183	$8,595	$177	$9,088	$187	$9,315	$191	$9,249	$190	9.6%
Total Major Tenants(2)	$27,274	$196	$27,945	$201	$29,046	$209	$26,672	$241	$30,017	$271	9.4%
Total In-Line Tenants(3)	$21,185	$380	$21,047	$322	$22,520	$306	$20,497	$294	$22,108	$317	10.0%
Total Occupied Collateral	$57,366	$236	$57,587	$228	$60,654	$232	$56,484	$247	$61,373	$268	9.7%

(1)	Macy’s Furniture Gallery is the only anchor tenant that reports sales.
(2)	Approximately 77.8% of major tenants report sales (66.2% based on percentage of square feet) and includes only tenants reporting a full year of sales.
(3)	Approximately 72.2% of in-line tenants report sales (82.4% based on percentage of square feet) and includes only tenants reporting a full year of sales.

Environmental Matters. The Phase I environmental report dated October 15, 2012 recommended the development and implementation of an asbestos operation and maintenance plan at the Parkway Super Center Property, which is already in place. In addition, an adjacent property had a release which impacted groundwater with benzene. The environmental consultant noted that the clean-up up has started and that it would be unlikely for the borrower to be responsible for any clean-up costs associated with such release.

The Market.     The Parkway Super Center Property is located approximately 11 miles south of the Seattle central business district, and within a mile of both  Interstate 405 and Interstate 5. The region also features several public transportation services including buses, light rail and ferries, operated by two public transportation entities.

The Parkway Super Center Property is located in the Southcenter retail area of Seattle, and within the W. Seattle/Tukwila/Kent/Auburn submarket. As of Q2 2012, the W. Seattle/Tukwila/Kent/Auburn submarket accounts for approximately 31.3% of the Seattle retail market, with approximately 8.2 million sq. ft., a vacancy rate of 9.8% and asking rents of $19.84 PSF. The addition of the Westfield Southcenter Mall to the Southcenter area in 2008 added approximately 75 new stores, five restaurants, two parking garages and a 16-screen AMC move theatre to the area, making Southcenter one of the major retail hubs in the region. The primary trade area, which is within a five-mile radius of the Parkway Super Center Property, has a 2012 population of 243,866 with an average household income of $63,097. The Westfield Southcenter Mall provides a significant draw of customers to the immediate market area, with the primary competition of the Parkway Super Center Property being the shopping centers located in the Southcenter retail area. The subsequent chart gives an overview of the Parkway Super Center Property’s most direct competition.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

Competitive Set(1)
Name	Parkway Super Center Property	Park Place Center	Southcenter Square	Southcenter Plaza	Segale Center
Distance from Subject	NAP	0.1 mile (adjacent)	0.1 mile (adjacent)	0.6 miles	0.6 miles
Property Type	Power Center	Power Center	Power Center	Community Center	Community Center
Year Built	1972	1996	2007	1990	1994
Total Occupancy	84.2%	100%	91.5%	98.8%	77.2%
Size (Sq. Ft.)	458,752	153,879	236,457	170,181	125,678
Anchors / Major Tenants	Macy’s Furniture Gallery, Best Buy, Sports Authority	JoAnn Fabric, K&G, Toys R Us, PetSmart	Kohl’s, Petco, Nordstrom Rack, DSW Shoe Warehouse	Target, Dollar Tree	Barnes & Noble, Office Depot
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-6 6/30/2012 Ann.	U/W	U/W PSF
Base Rent	$8,816,641	$8,739,627	$9,137,465	$8,888,337	$8,016,780	$17.48
Value of Vacant Space	0	0	0	0	1,432,701	3.12
Gross Potential Rent	$8,816,641	$8,739,627	$9,137,465	$8,888,337	$9,449,481	$20.60
Total Recoveries	1,327,337	1,502,287	1,545,976	1,588,921	1,637,623	3.57
Total Other Income	18,161	40,596	20,452	46,454	20,451	0.04
Less: Bad Debt(1)	(4,900)	23,332	(120,351)	(411,438)	0	0.00
Less: Mark to Market(2)	0	0	0	0	(50,674)	(0.11)
Less: Vacancy(2)	0	0	0	0	(1,432,701)	(3.12)
Effective Gross Income	$10,157,239	$10,305,841	$10,583,541	$10,112,274	$9,624,180	$20.98
Total Operating Expenses	1,977,653	1,868,025	1,856,436	1,837,911	2,134,196	4.65
Net Operating Income	$8,179,586	$8,437,817	$8,727,105	$8,274,364	$7,489,984	$16.33
TI/LC	0	0	0	0	356,545	0.78
Capital Expenditures	0	0	0	0	188,088	0.41
Net Cash Flow	$8,179,586	$8,437,817	$8,727,105	$8,274,364	$6,945,350	$15.14

(1)
Bad Debt includes the closure of Home Sweet Home, which terminated 24,600 sq. ft. and Ritz Camera, which went bankrupt and closed all stores in the summer of 2012. Bad debt was not underwritten as any tenants that are delinquent on rent, dark or have planned terminations were underwritten as vacant.

(2)
U/W Mark to Market represents 0.5% of gross income and U/W Vacancy represents 12.9% of gross income, which is based on the in place economic vacancy inclusive of the Old Navy future vacant space, the Babies R Us dark space, and Basil Vietnamese, which is delinquent on its rent.

Property Management.    The Parkway Super Center Property is managed by KRC Property Management I, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Parkway Super Center Loan is structured with a springing hard lockbox and springing cash management.  All rents and other payments will be deposited directly into the borrower’s operating account, except during a Trigger Period (as defined below), in which case all rents and other payments will be deposited directly by the tenants into the lockbox account controlled by the lender.

A “Trigger Period” will exist (i) during the continuance of an event of default and (ii) upon the DSCR falling below 1.20x (calculated on the last day of any calendar quarter) and will continue until the DSCR is at least 1.20x for two consecutive calendar quarters (in each case calculated on the last day of each such calendar quarter).  The borrower can prevent a Trigger Period described in clause (ii) from occurring, and can terminate any existing Trigger Period described in clause (ii), by delivering one or more letters of credit in an aggregate amount that, if applied to reduce the outstanding principal of the Parkway Super Center Loan, would result in a DSCR of at least 1.20x (calculated on the last day of the calendar quarter in which such letter of credit is delivered).

Initial Reserves.    At closing, the borrower deposited $353,888 into a TI/LC reserve account for outstanding tenant improvement obligations for the Big Lots space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

Ongoing Reserves.    During a Trigger Period, the borrower will be required to make monthly deposits of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account, (iii) $14,909 into a capital expenditure account, subject to a cap of $357,827 and (iv) $29,712 into a TI/LC reserve account, subject to a cap of $713,091.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

Site plan based on information provided by the borrower as of August 9, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

17300-17790 Southcenter Parkway Tukwila, WA 98188	Collateral Asset Summary – Loan No. 6 Parkway Super Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,900,000 50.8% 2.19x 13.4%

CARTIFACT
99
S 144TH ST
5
INTERURBAN AVE S
MONSTER RD SW
KSTW-TV
Renton
Fort Dent Park
SW GRADY WAY
518
S 154TH ST
518
SOUTHCENTER BLVD
Family Fun Centers
405
SW 16TH ST
Boeing Commercial Airlines HQ
Crystal Springs Park
Crestview Park
INTERNATIONAL BLVD
Southcenter Mall
181
Washington Memorial Park Cemetery
MCMICKEN HEIGHTS
TUKWILA
SOUTHCENTER PKWY
W VALLEY HWY
SOUNDER TRAIN
AMTRAK
OAKESDALE AVE SW
Seatac
SEATTLE-TACOMA INT'L AIRPORT
Parkway Super Center
17300-17790 Southcenter Parkway
Tukwila, WA 98188
S 176TH ST
S 180TH ST
Valley Ridge Park
Green River
S 188TH ST
Kent
INTERNATIONAL BLVD
Angle Lake
S 200TH ST
S 200TH ST
S 212TH ST
Redmond
Sammamish
520
Bellevue
Seattle
Lake Washington
405
90
Puget Sound
Columbia
Mercer Island
Eastgate
90
White Center
Issaquah
Burien
509
Tukwila
Renton
SeaTac
Cascade-Fairwood
East Hill-Meridian
167
Kent
18
Hobart

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

777 South Broad Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 7 777 South Broad	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 68.5% 1.42x 8.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

777 South Broad Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 7 777 South Broad	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 68.5% 1.42x 8.3%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Mid-Rise Multifamily
Sponsor:	Carl E. Dranoff		Collateral:	Fee Simple
Borrower:	777 South Broad Street Associates,		Location:	Philadelphia, PA
L.P.			Year Built / Renovated:	2010 / NAP
Original Balance:	$52,500,000		Total Units:	146
Cut-off Date Balance:	$52,500,000		Total Sq. Ft.(5):	178,822
% by Initial UPB:	4.6%		Property Management:	Dranoff Properties, Inc.
Interest Rate:	4.0105%		Underwritten NOI(6):	$4,332,125
Payment Date:	6th of each month		Underwritten NCF(6):	$4,288,721
First Payment Date:	January 6, 2013		Appraised Value:	$76,600,000
Maturity Date:	December 6, 2022		Appraisal Date:	November 1, 2012
Amortization:	Interest-only for first 36 months; 360
months thereafter			Historical NOI(6)
Additional Debt(1):	$7,750,000 Mezzanine Loan		TTM NOI:	$3,708,430 (T-12 September 30, 2012)
Call Protection:	L(49), D(67), O(4)		2011 NOI:	$3,014,424 (December 31, 2011)
Lockbox / Cash Management:	Soft / In Place		2010 NOI:	NAP
			2009 NOI:	NAP
Reserves(2)
Initial		Monthly	Historical Occupancy(6)(7)
Taxes:	$64,167	$5,833	Current Occupancy:	94.5% (October 31, 2012)
Insurance:	$122,953	$13,661	2011 Occupancy:	91.1% (December 31, 2011)
Replacement:	$0	$2,670	2010 Occupancy:	NAP
TI/LC:	$0	$947	2009 Occupancy:	NAP
B2 Salon Reserve:	$250,000	$0
(1)  Mezzanine loan was funded at closing by 777 Mezz Lender, L.L.C., an affiliate of Malkin Strategic Capital VI L.P.  The mezzanine loan is co-terminous with the 777 South Broad Loan and accrues interest at a rate of 10.2500%.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Excludes 18,839 sq. ft. of ground floor commercial space which is also collateral for the 777 South Broad Loan and is 100% leased as of October 31, 2012.  Based on total collateral sq. ft., Cut-off Date Balance PSF is $294 based on the Mortgage Loan and $337 PSF based on the Total Debt.  Balloon Balance PSF is $254 based on the Mortgage Loan and $297 based on Total Debt.
(4)   Based on amortizing debt service payments.  Based on the interest-only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR based on the Mortgage Loan are 2.03x and 2.01x, respectively.
(5)   Total Sq. Ft. includes 159,983 sq. ft. of multifamily space and 18,839 sq. ft. of ground floor commercial space.
(6)   NOI and Occupancy for 2009 and 2010 are not available as the property was constructed in 2010. Increase in Underwritten NOI and NCF from TTM NOI is due to stabilization after the initial lease-up period.
(7)   Occupancy based on multifamily units only.  Current Occupancy based on total square footage including 18,839 sq. ft. of commercial space is 95.1%.

Outstanding TI Reserve:	$733,639	$0

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Unit(3):	$359,589	$412,671
Balloon Balance / Unit(3):	$311,143	$364,225
Cut-off Date LTV:	68.5%	78.7%
Balloon LTV:	59.3%	69.4%
Underwritten NOI DSCR(4):	1.44x	1.13x
Underwritten NCF DSCR(4):	1.42x	1.12x
Underwritten NOI Debt Yield:	8.3%	7.2%
Underwritten NCF Debt Yield:	8.2%	7.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

777 South Broad Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 7 777 South Broad	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 68.5% 1.42x 8.3%

Unit Mix Summary(1)(2)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1.5 Bath	14	9.6%	14	100.0%	873	$2,178	$2.47
1 Bed / 1.5 Bath / Den	6	4.1%	6	100.0%	975	$2,202	$2.26
2 Bed / 2 Bath	108	74.0%	100	92.6%	1,099	$2,570	$2.34
2 Bed / 2 Bath / Den	2	1.4%	2	100.0%	1,400	$3,453	$2.47
2 Bed / 2.5 Bath	16	11.0%	16	100.0%	1,306	$3,094	$2.36
Total / Wtd. Avg.	146	100.0%	138	94.5%	1,109	$2,608	$2.35
(1)	Based on a rent roll dated October 31, 2012.
(2)	The 777 South Broad Property also contains 18,839 sq. ft. of commercial space that is 100% leased to five tenants.

The Loan.  The 777 South Broad loan (the “777 South Broad Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 146 unit Class A, mid-rise multifamily property with ground floor commercial space located at 777 South Broad Street in Philadelphia, Pennsylvania (the “777 South Broad Property”) with an original principal balance of $52.5 million. The 777 South Broad Loan has a 10-year term and after an initial three-year interest only period, amortizes on a 30-year schedule. The 777 South Broad Loan accrues interest at a fixed rate equal to 4.0105% and has a cut-off date balance of $52.5 million. Loan proceeds along with a $7.75 million mezzanine loan were used to retire existing debt of approximately $54.8 million, fund reserves, pay closing costs and return approximately $3.3 million of equity to the borrower.  Based on the appraised value of $76.6 million as of November 1, 2012, the cut-off date LTV is 68.5% based on the Mortgage Loan and 78.7% based on the Total Debt, with remaining implied equity of approximately $16.4 million. The most recent prior financing of the 777 South Broad Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$52,500,000	87.1%	Loan Payoff	$54,752,885	90.9%
Mezzanine Loan	$7,750,000	12.9%	Reserves	$1,170,758	1.9%
			Closing Costs	$986,254	1.6%
			Return of Equity	$3,340,102	5.5%
Total Sources	$60,250,000	100.0%	Total Uses	$60,250,000	100.0%

The Borrower / Sponsor.    The borrower, 777 South Broad Street Associates, L.P., is a single purpose Pennsylvania limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Carl E. Dranoff.

Carl E. Dranoff is the president and founder of Dranoff Properties, a full-service real estate company specializing in designing, constructing, managing, and owning core urban residential properties.  Dranoff Properties is based in Philadelphia and is relocating its corporate headquarters to the 777 South Broad Property (anticipated December 2012).  Dranoff Properties’ current portfolio consists of eight luxury apartment buildings and development projects in and around Philadelphia, Pennsylvania and Camden, New Jersey, including Symphony House, a 31-story high-rise condominium building constructed in 2007 and located approximately three blocks north of the 777 South Broad Property.  Mr. Dranoff has over 30 years of experience in multifamily and mixed-use development and ownership.

The Property.  The 777 South Broad Property is a newly developed Class A, LEED Silver-certified multifamily property with condominium-quality finishes and amenities, constructed by the sponsor in 2010 and containing 146 multifamily units and 18,839 sq. ft. of ground floor commercial space.  The 777 South Broad Property is located on South Broad Street in central Philadelphia, three blocks south of the Philadelphia subway system’s Lombard South station and Center City, Philadelphia’s commercial and cultural hub.  Broad Street is a 13-mile north-south arterial bisected by Philadelphia’s City Hall, which is less than one mile north of the 777 South Broad Property. According to the sponsor, the 777 South Broad Property’s tenancy is primarily comprised of young medical and business professionals who benefit from the close proximity to Center City / Philadelphia Central Business District, as well as 30th Street Station, the second busiest Amtrak station the U.S., serving more than 3.6 million passengers annually.  Approximately 55% of Center City residents who work in the CBD walk to work.

As of October 31, 2012, the multifamily units at the 777 South Broad Property were 94.5% leased.  The 777 South Broad Property’s residential units are designed as one and two bedroom lofts ranging in size from 832 sq. ft. to 1,404 sq. ft.  Each unit features 10’ ceilings with floor to ceiling windows, high-end kitchen appliances and bathroom fixtures, in-unit full-sized stacked washer/dryers, either

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

777 South Broad Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 7 777 South Broad	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 68.5% 1.42x 8.3%

a balcony or bay window, and on-floor storage lockers. Building amenities include a 24-hour staffed front desk, web-based concierge service, state-of-the-art fitness center, roof deck with hot tub, outdoor theater, dining and lounging areas, fully-equipped conference room, two function rooms with a bar and kitchen available for private events, hospitality suite available for rent to accommodate overnight guests, complimentary bicycle access, a bicycle storage room and pet-friendly features.  Additionally, the 777 South Broad Property features a secure, gated parking lot including 42 covered parking spaces and 149 surface spaces, with each unit being allocated one parking space.

As of October 31, 2012, the commercial space was 100.0% leased to five tenants (10.5% of NRA, 13.4% of U/W Base Rent).  The largest commercial tenant is Dranoff Properties (3.8% of total NRA; 4.9% of U/W Base Rent; lease expiration July 2025), a borrower affiliate and the property manager, which is relocating its corporate headquarters to the 777 South Broad Property.  Additional commercial tenants include two restaurants, a salon and a T-Mobile store.

Environmental Matters. The Phase I environmental report dated October 25, 2012 recommended no further action at the 777 South Broad Property.

The Market.     The Philadelphia-Camden-Wilmington Metropolitan Statistical Area is the sixth largest metropolitan area in the United States, with a population of almost six million.  Center City is the central point of the Greater Philadelphia metropolitan area for business, government and cultural activities.  Center City has a diverse economic base containing demand generators ranging from education and medicine to retail, cultural, and entertainment.  Major employers include the City of Philadelphia, School Board of Philadelphia, University of Pennsylvania, Temple University, two major medical schools and three major hospitals.  Additionally, the Navy Yard, a 1,200 acre historic urban redevelopment that is home to over 120 companies and 10,000 employees in the office, industrial, manufacturing, and research and development sectors, is located approximately three miles south on South Broad Street from the 777 South Broad Property.

The Center City residential submarket contains almost 180,000 residents and over 15,000 apartment units.  Historical multifamily occupancy in the Center City submarket has been 6.0% or less since 2003 and, as of Q2 2012, was 2.7%.  Class A product in the City Center submarket has maintained vacancy rates of less than 7.0% since 2003, and vacancy has steadily decreased since 2007 to 2.9% currently.  Monthly asking rents for Class A units in the submarket averaged $2,028 in Q2 2012.  Due to its recent, high-quality construction and location, the appraiser utilized a luxury competitive set with a weighted average rent of $2,713 and concluded a weighted average market rent for the 777 South Broad Property of $2,653.  The 777 South Broad Property’s average in-place rent of $2,608 is slightly below the appraiser’s conclusion.  The properties in the competitive set had occupancies ranging from 96% to 99% and the appraiser’s concluded occupancy for the 777 South Broad Property was 95%, in-line with its current occupancy of 94.5%.

Competitive Set(1)
Name	777 South Broad	1500 Locust	Pepper Building	The St. James	Riverloft	Edgewater(2)	Domus(3)
Distance from Subject	NAP	<1.0 mile	1.0 mile	1.4 miles	2.0 miles	2.0 miles	2.5 miles
Year Built / Renovated	2010 / NAP	1975 / 2011	1926 / 2009	2004 / NAP	NAV / 2001	2007 / NAP	2007 / NAP
Total Occupancy	94.5%	98%	96%	98%	98%	97%	99%
No. of Units	146	612	185	304	184	290	290
Average Unit Size (SF)	1,109	878	820	1,294	1,068	1,049	1,138
Average Rent/Unit	$2,608	$2,522	$2,312	$3,859	$2,430	$2,333	$2,729
LEED Certification	Silver	No	No	No	No	No	No
(1)	Source: Appraisal
(2)	Average Unit Size (SF) for Edgewater excludes two penthouse units for which unit size was not available.
(3)	Average Rent/Unit for Domus based on the average of the rent per unit type. Detailed unit mix containing number of units per type was not available.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

777 South Broad Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 7 777 South Broad	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 68.5% 1.42x 8.3%

Cash Flow Analysis.

Cash Flow Analysis
	2011	T-12 9/30/2012	U/W	U/W per Unit(1)
Gross Potential Rent – Multifamily(2)	$3,326,123	$4,003,168	$4,571,420	$31,311
Commercial Income(2)	304,296	358,941	709,301	$4,858
Total Other Income	428,192	464,835	500,312	$3,427
Less: Vacancy & Credit Loss(3)	0	0	(384,245)	(2,632)
Effective Gross Income	$4,058,611	$4,826,943	$5,396,788	$36,964
Total Operating Expenses(4)	1,044,187	1,118,514	1,064,663	7,292
Net Operating Income	$3,014,424	$3,708,430	$4,332,125	$29,672
Capital Expenditures	0	0	43,404	297
Net Cash Flow	$3,014,424	$3,708,430	$4,288,721	$29,375

(1)	U/W per Unit figures based on 146 multifamily units, excluding 18,839 sq. ft. of ground floor commercial space.
(2)
U/W Gross Potential Rent - Multifamily is based on the trailing 3-month period ending August 31, 2012 and U/W Commercial Income based on the commercial rent roll as of October 31, 2012.  Due to its recent construction, the 777 South Broad Property has been in a lease-up period since opening in 2010.  The trailing 3-month period represents stabilized operations.

(3)
U/W Vacancy for the residential units is based on the vacancy and collection loss for the trailing 3-month period ending August 31, 2012, which equates to 7.5% economic vacancy.  The current economic vacancy for the residential units as of October 2012 was 5.6%.  U/W Vacancy for the commercial space is based on 5% of commercial income.  The commercial space is currently 100% leased.

(4)
U/W Total Operating Expenses include average real estate taxes through the term of the loan equal to $131,400.  The 777 South Broad Property benefits from a real estate tax abatement that for the first eight years of the loan term, reduces tax expenses from approximately $383,000 to $63,975.  The NOI Debt Yield based on the U/W NOI with the full tax expense of approximately $383,000 and the balloon balance of the Mortgage Loan is 9.0% compared to the U/W NOI Debt Yield of 8.3% based on the Cut-Off Date Balance.

Property Management.    The 777 South Broad Property is managed by Dranoff Properties Inc., a borrower affiliate which is relocating its headquarters to the 777 South Broad Property upon completion of the build-out for their space.

Lockbox / Cash Management.    The 777 South Broad Loan is structured with a soft lockbox and in place cash management. All excess cash will be swept into a lender controlled account upon (i) an event of default or (ii) if the debt service coverage ratio after the end of the trailing 12-month period is less than 1.05x, and will end if the debt service coverage ratio after the end of the trailing 12-month period is greater than 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $64,167 into a tax reserve account, (ii) $122,953 into an insurance reserve account, and (iii) $733,639 into the owed TI reserve for owed tenant improvements related to the Dranoff Properties, Inc. lease and the Chinamoto, LLC lease.

Additionally, the borrower deposited $250,000 into a B2 Salon (0.8% of NRA, 1.3% of U/W Base Rent) reserve due to the bankruptcy filing of the tenant.  Funds in this reserve represent approximately $167 PSF for the B2 Salon space, almost four times the U/W Base Rent of $45.00 PSF.  Funds are available to be used for leasing costs associated with the space in the event that the lease is terminated.  If the B2 Salon lease is affirmed, the 777 South Broad Loan documents provide for release of $125,000 to the borrower.  If the tenant remains in occupancy, open for business, and paying rent for twelve months after the lease is affirmed, the remaining $125,000 shall be released to the borrower.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) $5,833 into a tax reserve account, (ii) $13,661 into a insurance reserve account, (iii) $2,433 into a residential replacement reserve account, (iv) $237 into a commercial replacement reserve account, and (iv) $947 into a TI/LC reserve account.  The TI/LC reserve and capital expenditure reserve related to the commercial space are subject to a cap equal to three years of collection, or $34,092 for the TI/LC reserve and $8,523 for the capital expenditure reserve related to the commercial space.

Current Mezzanine or Subordinate Indebtedness.    A $7.75 million mezzanine loan was funded at closing by 777 Mezz Lender, L.L.C., an affiliate of Malkin Strategic Capital VI L.P.  The mezzanine loan is co-terminus with the 777 South Broad Loan and accrues interest at a rate of 10.25%.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

777 South Broad Street Philadelphia, PA 19147	Collateral Asset Summary – Loan No. 7 777 South Broad	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 68.5% 1.42x 8.3%

LOGAN SQUARE
CITY CENTER
CHINATOWN
Franklin Square
RITTENHOUSE SQUARE
Rittenhouse Square
PHILADELPHIA
WASHINGTON SQUARE
Washington Square
Independence National Historical Park
SOUTH STREET SHOPPING DISTRICT
HAWTHORNE
City Park
Starr Garden Park
Palumbo Playground
Love Park
THE PENNSYLVANIA CONVENTION CENTER
VINE ST
RACE ST
ARCH ST
JOHN F KENNEDY BLVD
MARKET ST
CHESTNUT ST
SANSOM ST
WALNUT ST
LOCUST ST
SPRUCE ST
PINE ST
LOMBARD ST
SOUTH ST
BAINBRIDGE ST
FITZWATER ST
CATHARINE ST
CHRISTIAN ST
CARPENTER ST
WASHINGTON AVE
ELLSWORTH ST
FEDERAL ST
N BROAD ST
S BROAD ST
BENJAMIN FRANKLIN PKY
676
30
777 South Broad
Philadelphia, PA 19147
Philadelphia
Property Types
Office
Retail
Hotel
Cultural & Entertainment
Civic & Institutional
Educational
Residential
Industrial
Religious
Medical
Parking
Transit
Development
Public Transportation
SEPTA Broad Street
SEPTA Market
SEPTA Regional
PATCO Regional
CARTIFACT
PENNSYLVANIA
NEW JERSEY
Trenton
Colmar
Newtown
Lansdale
Southampton
Levittown
Willow Grove
Bensalem
Norristown
Lafayette Hill
Cheltenham
Burlington Township
Wayne
Havertown
Cinnaminson
Philadelphia
Camden
Rose Tree
Drexel Hill
Cherry Hill
Mount Laurel
Medford
Bellmawr
Chester
Gloucester Township

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Lincoln Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 Ritz-Carlton South Beach Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,945,684 71.3% 1.52x 8.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Lincoln Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 Ritz-Carlton South Beach Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,945,684 71.3% 1.52x 8.3%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Credit Estimate (Fitch/Moody’s)	BBB-/Aaa		Property Type:	Leased Fee
Loan Purpose:	Refinance		Collateral:	Fee Simple
Sponsor:	Alfredo Lowenstein		Location:	Miami Beach, FL
Borrower:	Di Lido Beach Hotel Corporation		Year Built / Renovated(3):	NAP
Original Balance:	$35,000,000		Total Sq. Ft.:	162,874
Cut-off Date Balance:	$34,945,684		Property Management(4):	NAP
% by Initial UPB:	3.1%		Underwritten NOI:	$2,895,694
Interest Rate:	3.5800%		Underwritten NCF:	$2,895,694
Payment Date:	6th of each month		Appraised Value:	$49,000,000
First Payment Date:	December 6, 2012		Appraisal Date:	September 24, 2012
Maturity Date:	November 6, 2022
Amortization:	360 months		Historical NOI(5)
Additional Debt:	None		YTD NOI:	$2,452,358 (YTD December 6, 2012)
Call Protection:	L(25), D(88), O(7)		2011 NOI:	$2,371,848 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$2,345,041 (December 31, 2010)
			2009 NOI:	$2,302,710 (December 31, 2009)
Reserves(1)
	Initial	Monthly	Historical Occupancy(6)
Taxes:	$0	Springing	Current Occupancy:	NAP
Insurance:	$0	Springing	2011 Occupancy:	NAP
Common Charges Funds:	$0	Springing	2010 Occupancy:	NAP
			2009 Occupancy:	NAP
Financial Information
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Based on the 375-room Ritz-Carlton hotel, the Cut-off Date Balance and Balloon Balance per room are $93,188 and $72,991, respectively.
(3)   The improvements on the land were originally constructed in 1953 and renovated in 2003 and 2012.
(4)   The Ritz-Carlton Hotel Company, L.L.C. is the hotel manager.
(5)   Historical NOI represents the contractual ground rent payments under the ground lease.
(6)   Historical Occupancy for the hotel was 76.7% in 2009, 78.4% in 2010, 80.6% in 2011 and 82.5% as of the July 2012 trailing-12 occupancy.

Cut-off Date Balance / Sq. Ft.(2):	$215
Balloon Balance / Sq. Ft.(2):	$168
Cut-off Date LTV:	71.3%
Balloon LTV:	55.9%
Underwritten NOI DSCR:	1.52x
Underwritten NCF DSCR:	1.52x
Underwritten NOI Debt Yield:	8.3%
Underwritten NCF Debt Yield:	8.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Lincoln Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 Ritz-Carlton South Beach Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,945,684 71.3% 1.52x 8.3%

Historical Occupancy, ADR, RevPAR(1)
	Ritz-Carlton South Beach Hotel(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2009	76.7%	$347.19	$266.30	59.1%	$300.25	$177.44	129.8%	115.6%	150.1%
2010	78.4%	$360.39	$282.44	66.6%	$300.91	$200.32	117.7%	119.8%	141.0%
2011	80.6%	$401.76	$324.02	73.2%	$314.26	$230.11	110.1%	127.8%	140.8%
T-12 July 2012	82.5%	$413.11	$340.63	73.2%	$323.30	$236.81	112.6%	127.8%	143.8%
(1)	Source: Industry Research Report
(2)	The Ritz-Carlton South Beach Hotel is not collateral for the Ritz-Carlton Property.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2011 Occupancy	2011 ADR	2011 RevPAR
Ritz-Carlton South Beach Hotel(2)	375	2004	17,793	80.6%	$401.76	$324.02
Delano Hotel	194	1995	1,100	64.0%	$499.00	$319.65
Shore Club Hotel	308	1947	1,500	62.0%	$292.00	$181.33
Loews Miami Beach Hotel	790	1998	65,000	82.0%	$294.00	$240.49
Mandarin Oriental Miami	326	2000	15,000	71.0%	$312.00	$221.52
Four Seasons Hotel Miami	221	2003	14,800	70.0%	$276.00	$194.03
W Hotel South Beach	318	2009	6,000	85.0%	$507.00	$430.44
Ritz-Carlton Key Biscayne Miami	402	2001	30,000	77.0%	$355.00	$274.77
(1)	Source: Industry Research Report; Appraisal
(2)	The Ritz-Carlton South Beach Hotel is not collateral for the Ritz-Carlton Property.

The Ritz-Carlton South Beach Leased Fee loan (the “Ritz-Carlton Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 3.74 acre parcel of land (162,874 sq. ft.) located at 1 Lincoln Road in Miami Beach, Florida (the “Ritz-Carlton Property”) with an original principal balance of $35.0 million. The Ritz-Carlton Loan has a 10-year term and amortizes on a 30-year schedule. The Ritz-Carlton Loan accrues interest at a fixed rate equal to 3.5800% and has a cut-off date balance of approximately $34.9 million. Loan proceeds were used to retire existing debt of approximately $23.0 million and fund closing costs, giving the borrower a return of equity of approximately $11.7 million. Based on the “As-is” leased fee appraised value of $49.0 million as of September 24, 2012, the cut-off date LTV is 71.3% and the remaining implied equity is approximately $14.1 million. The most recent financing of the Ritz-Carlton Loan was included in the COMM 2003-LB1A securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$35,000,000	100.0%	Loan Payoff	$22,986,149	65.7%
			Closing Costs	$337,784	1.0%
			Borrower Return of Equity	$11,676,067	33.4%
Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

The Borrower / Sponsor.    The borrower, Di Lido Beach Hotel Corporation, is a single purpose Florida corporation structured to be bankruptcy-remote, with one independent director in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Alfredo Lowenstein.

Alfredo Lowenstein is the owner and executive manager of Lionstone Development, Inc., which currently owns and manages over 2,500 hotel rooms. Alfredo Lowenstein has been investing, developing and operating various types of real estate since 1971 including hotels, restaurant, and shopping centers.

The Property. The Ritz-Carlton Property is a 162,874 square foot (3.74 acre) parcel of land located in Miami Beach, Florida.  The site is improved with the original Di Lido Hotel, which was acquired by the sponsor in the 1970s and operated as an independent hotel until 1999. In 1999 the hotel was gut renovated at a cost of approximately $180.0 million and reopened in 2003 as the 375-room Ritz Carlton hotel. The Ritz-Carlton hotel consists of a three-story structure that includes the main entrance and lobby, meeting space and the hotel lounge, with the guestrooms located within an 11-story tower and two four-story buildings. The guestrooms are in the final stages of a $10.3 million ($27,467 per room) renovation which is scheduled to be completed by year-end 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Lincoln Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 Ritz-Carlton South Beach Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,945,684 71.3% 1.52x 8.3%

The land is subject to a long-term ground lease that expires September 9, 2128. The ground lease had an initial 1999 base rent of $2,000,000, payable quarterly in advance. Beginning in 2005, the annual base rent adjusts each year based on the CPI adjustment rate. The 2013 ground lease payment is estimated to be $2,525,928. The ground lessee under the ground lease is Di Lido Beach Resort, Ltd., a Florida limited partnership (“Ground Lessee”), which is jointly controlled by entities controlled by sponsor (the “Lionstone Entities”) and Flag Di Lido Operating Corp., a Florida corporation (the “Flag Entities”).  Pursuant to the limited partnership agreement of the Ground Lessee, certain material actions by Ground Lessee require the joint approval of both the Lionstone Entities and the Flag Entities. In addition, the hotel is a single unit of a larger three-unit condominium project. The other two condominium components represent retail spaces along Collins Avenue and Lincoln Road, which are not collateral for the Ritz-Carlton Loan. The hotel unit represents 99% of the common interest of all unit owners and effectively controls the condominium board. All of the rights of the hotel unit have been assigned by the borrower to Ground Lessee, and all responsibilities of the hotel unit have been assumed by the Ground Lessee pursuant to the terms of the ground lease.

The sponsor has covenanted that (to the extent the sponsor has such power) the Lionstone Entities shall, among other things, (i) not agree to approve certain actions of Ground Lessee (including the approval of directors under the condominium regime or taking any material actions under the condominium regime) without the written consent of lender, (ii) cause the Ground Lessee to comply with the provisions of the ground lease, (iii) not cause the Ground Lessee to transfer its interest under the ground lease, (iv) not cause the Ground Lessee to exercise its right of first refusal to purchase the Ritz-Carlton Property under the ground lease, (v) not cause the sale of the Ground Lessee’s business, and (vi) not  allow the Ground Lessee to cause borrower to take or fail to take any action that would cause borrower to be in default under the loan.  Losses occurring as a result of any of the forgoing, or caused by any reduction in the rents paid under the ground lease due to an action by the borrower, the sponsor or any of the Lionstone Entities, shall be recourse to the borrower and the sponsor.

Historical Ground Lease Payments
2004	2005	2006	2007	2008	2009	2010	2011	2012
$2,000,000	$2,070,461	$2,142,005	$2,184,282	$2,278,341	$2,302,710	$2,345,041	$2,371,848	$2,452,358

Proforma Ground Lease Payments (1)
2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
$2,525,928	$2,601,706	$2,679,757	$2,760,150	$2,842,955	$2,928,243	$3,016,091	$3,106,573	$3,199,771	$3,295,764
(1)	Assumes 3% annual CPI adjustments off the 2013 proforma ground lease payment of $2,525,928.

Environmental Matters. The Phase I environmental report dated November 12, 2012 recommended a limited subsurface investigation to test surrounding groundwater in connection with a dry cleaning machine, and to test underground storage tanks in connection with an emergency generator. Both tests were satisfactory and no further action is necessary.

The Market.     The Ritz-Carlton Property is located within the Historic Art Deco District and represents one of the premier beachfront locations in Miami Beach. The Miami metropolitan statistical area (“Miami MSA”) is the largest metropolitan area in the Southeastern United States. The Ritz-Carlton Property is located approximately 10 miles from Miami International Airport and from the Port of Miami, both of which are among the nation’s largest ports of entry.  Miami Beach is the largest submarket in Miami in terms of visitors, with over 40% of all visitors to the region. The hotel market has experienced increased demand since 2010.  The tourist industry remains the top industry for Greater Miami and the Miami Beaches, and in 2010 the Greater Miami and Miami Beaches ranked among the top four of the top 25 US hotel markets in occupancy, ADR and RevPAR. As of Q2 2012, RevPAR grew by 7.1% and ADR increased by approximately 5.9% compared to Q2 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Lincoln Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 Ritz-Carlton South Beach Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,945,684 71.3% 1.52x 8.3%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	12/31/2012	U/W	U/W PSF
Base Rent(1)	$2,345,041	$2,371,848	$2,452,358	$2,895,694	$17.78
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$2,345,041	$2,371,848	$2,452,358	$2,895,694	$17.78
Total Recoveries	0	0	0	0	0.00
Total Other Income	0	0	0	0	0.00
Less: Vacancy	0	0	0	0	0.00
Effective Gross Income	$2,345,041	$2,371,848	$2,452,358	$2,895,694	$17.78
Total Operating Expenses	0	0	0	0	0.00
Net Operating Income	$2,345,041	$2,371,848	$2,452,358	$2,895,694	$17.78
TI/LC	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	0.00
Net Cash Flow	$2,345,041	$2,371,848	$2,452,358	$2,895,694	$17.78
(1)	U/W Base Rent represents the average annual ground lease payment over the term of the Ritz-Carlton Loan. The future ground lease payments are estimated based on annual CPI increase of 3% each year.

Property Management.    None for the Ritz-Carlton Property. The hotel is managed by the Ritz-Carlton Hotel Company, L.L.C.

Lockbox / Cash Management.    The Ritz-Carlton Loan is structured with a hard lockbox and in place cash management. All ground lease payments will be deposited into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

Additionally, all excess cash will be swept into a lender controlled account upon an event of default or if the debt service coverage ratio for the trailing 12-month period is less than 1.10x on the last day of the calendar quarter.

Initial Reserves.    None.

Ongoing Reserves.   The payment of real estate taxes, insurance premiums and any charges due under the condominium regime are required to be paid by the Ground Lessee under the ground lease. The borrower will be required to make monthly deposits of (i) 1/12 of the annual real estate taxes into the tax reserve account, (ii) 1/12 of the annual insurance premiums into the insurance reserve account, and (iii) 1/12 of the lender estimated annual common charges into the common charges account if (a) the ground lease expires or is terminated, or (b) with respect to the (1) tax reserve account, the taxes have not been paid in accordance with the ground lease, (2) insurance reserve account, insurance is not maintained in accordance with the ground lease, and (3) common charges account, the borrower does not provide evidence that common charge payments are made on time.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Lincoln Road Miami Beach, FL 33139	Collateral Asset Summary – Loan No. 8 Ritz-Carlton South Beach Leased Fee	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,945,684 71.3% 1.52x 8.3%

Biscayne Bay
MIDDLE BEACH
MIAMI BEACH
ATLANTIC OCEAN
JULIA TUTTLE CAUSEWAY
112
195
Mount Sinai Medical Center
Miami Heart Campus of Mount Sinai
ALTON RD
W 41ST ST
COLLINS AVE
Indian Beach Park
Pine Tree Park
PINE TREE DR
Polo Park
COLLINS WATERFRONT HISTORIC DISTRICT
Miami Beach Golf Club
Scott Rakow Youth Center
Bayshore Municipal Golf Club
INDIAN CREEK DR
Sunset Islands
Bass Museum
Botanical Garden
Collins Park
Visitor Center
Sunset Harbor Marina
Miami Beach Convention Center
City Hall
Jackie Gleason Theatre
17TH ST
VENETIAN CAUSEWAY
Belle Isle
Venetian Islands
Lincoln Road Mall
Colony Theatre
SOUTH BEACH
WEST AVENUE
1A
907
ART DECO HISTORIC DISTRICT
Ritz-Carlton South Beach Leased Fee
1 Lincoln Road
Miami Beach, FL 33139
Hibiscus Island
Palm Island
Flamingo Park and Pool
Lummus Beach
Art Deco Welcome Center
Lummus Park
FLAMINGO/LUMMUS
Star Island
South Shore Hospital
5TH ST
SOUTH POINTE
Ocean Front Park
Miami Beach Marina
Portofino Tower
South Pointe Park
South Beach Fishing Pier
Fisher Island
L. Okeechobee
Palm Beach Gardens
Riviera Beach
West Palm Beach
Belle Glade
Greenacres
Lake Worth
Boynton Beach
27
Boca Raton
Coral Springs
Deerfield Beach
Tamarac
Pompano Beach
Plantation
Fort Lauderdale
Davie
93
Hollywood
Hialeah
Miami Beach
Miami
90
41
Homestead
ATLANTIC OCEAN
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Data Center Office
Sponsor:	Carter/Validus Operating Partnership, LP			Collateral:	Fee Simple
Borrower:	DC-2000 Kubach Road, LP			Location:	Philadelphia, PA
Original Balance:	$34,000,000			Year Built / Renovated:	1993 / 2003
Cut-off Date Balance:	$34,000,000			Total Sq. Ft.:	121,000
% by Initial UPB:	3.0%			Property Management:	Carter Validus Real Estate
Interest Rate:	4.1250%				Management Services, LLC
Payment Date:	6th of each month			Underwritten NOI:	$4,442,906
First Payment Date:	January 6, 2013			Underwritten NCF:	$4,253,068
Maturity Date:	December 6, 2017			Appraised Value:	$65,000,000
Amortization:	300 months			Appraisal Date:	October 5, 2012
Additional Debt:	None
Call Protection:	L(24), D(32), O(4)			Historical NOI
Lockbox / Cash Management:	Hard / In Place			TTM NOI:	$4,317,715 (T-12 June 30, 2012)
				2011 NOI:	$4,264,410 (December 31, 2011)
Reserves(1)				2010 NOI:	$4,160,400 (December 31, 2010)
	Initial		Monthly	2009 NOI:	$4,058,927 (December 31, 2009)
Taxes:	$0		Springing
Insurance:	$0		Springing	Historical Occupancy
TI/LC:	$0		Springing	Current Occupancy:	100.0% (December 6, 2012)
Required Repairs:	$1,000,000		NAP	2011 Occupancy:	100.0% (December 31, 2011)
BBKP Realty Trust:	$0		Springing	2010 Occupancy:	100.0% (December 31, 2010)
				2009 Occupancy:	100.0% (December 31, 2009)
Financial Information				(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date Balance / Sq. Ft.:		$281
Balloon Balance / Sq. Ft.:		$246
Cut-off Date LTV:		52.3%
Balloon LTV:		45.8%
Underwritten NOI DSCR:		2.04x
Underwritten NCF DSCR:		1.95x
Underwritten NOI Debt Yield:		13.1%
Underwritten NCF Debt Yield:		12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

Tenant Summary
Tenant(1)	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
BBKP Realty Trust – Data Center	NR/NR/NR	40,000	33.1%	$39.67	33.1%	12/31/2024
BBKP Realty Trust – Mechanical	NR/NR/NR	36,000	29.8%	$39.67	29.8%	12/31/2024
BBKP Realty Trust – Office	NR/NR/NR	35,000	28.9%	$39.67	28.9%	12/31/2024
BBKP Realty Trust – Command Center	NR/NR/NR	10,000	8.3%	$39.67	8.3%	12/31/2024
Total Occupied Collateral		121,000	100.0%	$39.67	100.0%
Vacant		0	0.0%
Total		121,000	100.0%

(1)
The original lease was signed by the Vanguard Group, Inc. in December 2002, and in March 2003 was assigned to BBKP Realty Trust, a wholly-owned subsidiary of the Vanguard Group, Inc. The original lease expired December 31, 2012, but in June 2012 was extended for 12 years through December 2024.  The Vanguard Group, Inc. remains financially obligated to fund the lease.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	121,000	100.0%	121,000	100.0%	$39.67	100.0%	100.0%
Vacant	NAP	0	0.0%	121,000	100.0%	NAP	NAP
Total / Wtd. Avg.	1	121,000	100.0%			$39.67	100.0%

The Loan.    The Vanguard Data Center loan (the “Vanguard Data Center Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 121,000 sq. ft. office and data center located at 2000 Kubach Road in Philadelphia, Pennsylvania (the “Vanguard Data Center Property”) with an original principal balance of $34.0 million. The Vanguard Data Center Loan has a five-year term and amortizes on a 25-year schedule. The Vanguard Data Center Loan accrues interest at a fixed rate equal to 4.1250% and has a cut-off date balance of $34.0 million. Loan proceeds, along with approximately $35.3 million in sponsor equity, were used to acquire the Vanguard Data Center Property for $65.0 million. Based on the appraised value of $65.0 million as of October 5, 2012, the cut-off date LTV is 52.3%.  The most recent prior financing of the Vanguard Data Center Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$34,000,000	49.1%	Purchase Price	$65,000,000	93.8%
Sponsor Equity	$35,268,368	50.9%	Reserves	$1,000,000	1.4%
			Closing Costs	$3,268,368	4.7%
Total Sources	$69,268,368	100.0%	Total Uses	$69,268,368	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

The Borrower / Sponsor.    The borrower, DC-2000 Kubach Road, LP, is a single purpose Delaware limited partnership structured to be bankruptcy-remote, with two independent managers in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Carter/Validus Operating Partnership, LP.

Carter/Validus Operating Partnership, LP is a subsidiary of Carter Validus Mission Critical REIT, Inc., a Maryland corporation that invests primarily in commercial real estate, with a focus on data center and medical sectors. Carter Validus Mission Critical REIT, Inc. is a subsidiary of Carter & Associates (“Carter”), which is a full service real estate firm with over 50 years of experience in development, acquisition, asset management and repositioning. Carter provides specialized site selection, brokerage services, and project management for some of the world’s largest corporations. Carter is involved in 120 data center projects comprising approximately 13.8 million sq. ft. of space. As of November 2011, the company had over 25.0 million sq. ft. under management in 14 states.

The Property.  The Vanguard Data Center Property consists of a 121,000 square foot office building and data center located in the northeastern section of Philadelphia, Pennsylvania, approximately 13 miles northeast of Center City Philadelphia. The Vanguard Data Center Property consists of four components, the data center space (40,000 sq. ft., 33.1% NRA), mechanical space (36,000 sq. ft., 29.8% NRA), office (35,000 sq. ft., 28.9% NRA) and command center (10,000 sq. ft., 8.3% NRA). Originally constructed in 1993, the Vanguard Data Center Property underwent a $10 million ($83 PSF) renovation in 2003 in order to serve as the Vanguard Group, Inc.’s disaster recovery facility. The Vanguard Group, Inc. headquarters are located approximately 30 miles to the west in Valley Forge, Pennsylvania and the Vanguard Data Center Property is the only mirror site where Vanguard can run its operations entirely. Approximately 60% of the office space is utilized daily, with the remaining 40% left for emergency use. Since the renovation in 2003, Vanguard has invested approximately $9.9 million into the Vanguard Data Center Property and has planned a roofing system upgrade for an additional $1.0 million, which amount was reserved at closing.  As of December 6, 2012, the Vanguard Data Center Property is 100% occupied. Additionally, there are 168 surface parking spaces for a ratio of 1.40 spaces per 1,000 sq. ft.

Environmental Matters. The Phase I environmental report dated October 19, 2012 recommended tightness testing to be performed on an underground storage tank. The tightness testing is in the process of being performed.

Tenant.
BBKP Realty Trust (121,000 sq. ft., 100.0% of NRA, 100.0% of U/W Base Rent).  BBKP Realty Trust (“BBKP”) is a wholly-owned subsidiary of the Vanguard Group, Inc. (“Vanguard”) that exists to manage real estate assets of Vanguard. Vanguard is a privately owned investment and mutual fund management firm with over $1.65 trillion of assets under management as of year-end 2011. According to Lipper Inc., 81% of Vanguard funds outperformed the average annual returns of their peer funds in 2011. Vanguard signed its lease at the Vanguard Data Center Property in December 2002. In March 2003, Vanguard exercised its right to assign the lease to BBKP, which accepted the assignment but did not assume the lease. In July 2012, BBKP subleased the space back to Vanguard through December 31, 2024. Vanguard remains financially obligated to pay rent under the lease. Vanguard has two five-year extension options, with 12 months prior notice. During the first extension option, rent will increase 2% each year and during the second extension option, rent will be equal to the market rate. Vanguard has no termination options.

The Market.  The Vanguard Data Center Property is located in the northeast portion of the Philadelphia metropolitan statistical area (“Philadelphia MSA”). The Philadelphia MSA is the fifth largest metropolitan region in the nation. The region is home to 12 Fortune 500 companies, four of which are located in the city of Philadelphia. Amongst private employers in the region, the Vanguard Group is the ninth largest in the Philadelphia MSA. As of July 2012, the unemployment rate in the Philadelphia region was approximately 9.2%.

The appraiser analyzed both market and data center space within the Philadelphia region to determine a market rent for the Vanguard Data Center Property. Philadelphia ranks seventh nationally in total office inventory and contains approximately 132.0 million sq. ft., with an overall vacancy level of 14.9% as of Q2 2012. The appraiser identified 24 competitive Class A and Class B office properties, all of which are located within a two-mile radius from the Vanguard Data Center Property. The comparable properties ranged in size from approximately 10,000 to 61,500 square feet. Only two of the comparables were Class A properties, similar to the office space at the Vanguard Data Center Property. The Class A space comparables had a weighted average vacancy rate of 13.5% and asking rents ranging from $13.00-$14.75 PSF NNN. Based on the comparable data and leasing within the market, the appraiser determined a market rent of $14.00 PSF for office space at the Vanguard Data Center Property.

The northeastern region of the U.S. consists primarily of three markets: New York, New Jersey and Philadelphia. The region has approximately 176 data center facilities totaling approximately 5.5 million sq. ft. of data center space. The Pennsylvania market is comprised of 19 existing data center facilities with a gross building area of approximately 943,000 sq. ft., of which approximately 497,000 sq. ft. is used for data center space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

Turn-key data centers consist of fully conditioned data space, with the landlord owning and operating the equipment. Rental rates for turn-key space can vary based on the infrastructure of the building, the availability of power in the building and the cost of power in the market (power is one of the greatest components of occupancy expense for data center tenants). As the marketplace for these types of tenants is specialized, there are few buildings with adequate infrastructure, including power and cooling capacity in a given market. The appraiser identified 14 wholesale data centers comprising 24 leases signed within the past two years. The appraiser determined a market rent for data center space at the Vanguard Data Center Property of $115.20 PSF.

Based on the appraiser’s determination of market rent for each office and data center space, the overall market rent for the Vanguard Data Center Property is $43.20 PSF.

Cash Flow Analysis.

Cash Flow Analysis
	2009	2010	2011	T-12 6/30/2012	U/W	U/W PSF
Base Rent(1)	$4,058,927	$4,160,400	$4,264,410	$4,317,715	$4,800,000	$39.67
Rent Step(2)	0	0	0	0	151,693	1.25
Gross Potential Rent	$4,058,927	$4,160,400	$4,264,410	$4,317,715	$4,951,693	$40.92
Total Recoveries	0	0	0	0	0	0.00
Less: Vacancy(3)	0	0	0	0	(371,377)	(3.07)
Effective Gross Income	$4,058,927	$4,160,400	$4,264,410	$4,317,715	$4,580,316	$37.85
Total Operating Expenses(4)	0	0	0	0	137,409	1.14
Net Operating Income	$4,058,927	$4,160,400	$4,264,410	$4,317,715	$4,442,906	$36.72
TI/LC	0	0	0	0	165,638	1.37
Capital Expenditures	0	0	0	0	24,200	0.20
Net Cash Flow	$4,058,927	$4,160,400	$4,264,410	$4,317,715	$4,253,068	$35.15
(1)	The U/W Base Rent reflects the lease rate that will begin January 1, 2013. Base rent increases 2% annually through December 31, 2024.
(2)	U/W Rent Step reflects the average rent increase through 2017.
(3)	U/W Vacancy represents 7.5% of gross income.
(4)	Vanguard is obligated to pay all operating expenses (including taxes and insurance) under its NNN lease.

Property Management.    The Vanguard Data Center Property is managed by Carter Validus Real Estate Management Services, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Vanguard Data Center Loan is structured with a hard lockbox and in place cash management. The borrower sent a tenant direction letter to the tenant instructing it to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are required to be swept daily to a cash management account under the control of the lender and disbursed in accordance with the Vanguard Data Center Loan documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default, (ii) if the DSCR for the trailing 12-month period is less than 1.25x on the last day of the calendar quarter (which cash sweep event will end if the DSCR is 1.30x or greater for two consecutive calendar quarters) and (iii) for so long as a Lease Sweep Period (as defined herein) exists.

A “Lease Sweep Period” will commence upon the earliest to occur of (i) any cancelation of the BBKP lease, (ii) BBKP goes dark at all or substantially all of its space, (iii) the occurrence of a default by BBKP under the BBKP lease, or (iv) a bankruptcy or insolvency by BBKP, Vanguard or any direct or indirect parent.

Initial Reserves.    At closing, the borrower deposited $1,000,000 into the required repairs reserve for planned roof repairs, which BBKP must perform prior to December 31, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

Ongoing Reserves.    BBKP is required to pay all tax and insurance expenses pursuant to its NNN lease. If the payments are not made on a timely basis, the borrower will be required to deposit 1/12 of the estimated annual real estate taxes into a tax reserve account and 1/12 of the estimated insurance premiums into an insurance reserve account.  The borrower is required to deposit any sums, fees or expenses resulting from (i) a modification of the BBKP lease, (ii) any settlement of claims in connection with the BBKP lease, (iii) any termination or cancellation payment of the BBKP lease, or (iv) any sublet or holdover rent. In addition, during a Lease Sweep Period, all excess cash will be deposited into the lease sweep reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.     None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2000 Kubach Road Philadelphia, PA 19116	Collateral Asset Summary – Loan No. 9 Vanguard Data Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,000,000 52.3% 1.95x 13.1%

Doylestown
Trenton
Pottstown
PA
North Wales
Newtown
Southampton
Norristown
Levittown
Chester Springs
Willow Grove
Bensalem
Lafayette Hill
Cheltenham
Vanguard HQ
Malvern
Delran
West Chester
Newtown Square
Philadelphia
Lenola
Mt Laurel
Camden
Chadds Ford
Brookhaven
Cherry Hill
Marlton
DE
NJ
Gloucester Township
Wilmington
Harrison Township
Glassboro
Sunset Memorial Park
Bucks County Mall
Neshaminy Mall
King David Cemetery
Roosevelt Cemetery
Parx Casino & Race Track
William Penn Cemetery
SOMERTON
Leo Mall
Vanguard Data Center
2000 Kubach Road
Philadelphia, PA 19116
PHILADELPHIA
BUSTLETON
Presidential Plaza Shopping Center
Red Lion Shopping Center
Broadwood Shopping Center
Bensalem
NORTHEAST PHILADELPHIA AIRPORT
Northeast Shopping Center
Aria Health-torresdale
Grant And Academy Shopping Center
RHAWNHURST
Nazareth Hospital
TORRESDALE
Roosevelt Mall
St Dominics Cemetery
Delanco
OXFORD CIRCLE / CASTOR
PENNSYLVANIA
Delaware River
Riverside
North Cedar Hill Cemetery
HOLMESBURG
Delran
FRANKFORD
Mt Sinai Cemetery
NEW JERSEY
Riverton
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Portfolio of 13 Properties
Loan Purpose:	Refinance			Property Type:	Self Storage
Sponsor:	Christopher Miller; Shawn Dahl; Glenn			Collateral:	Fee Simple
	Kirkpatrick			Locations:	Florida, California, Arizona,
Borrower:	SQ Equity Limited Partnership				Georgia
Original Balance:	$31,000,000			Year Built / Renovated:	1910-2007 / 2011-2012
Cut-off Date Balance:	$31,000,000			Total Units(6):	6,790
% by Initial UPB:	2.7%			Total Sq. Ft.(4):	1,077,075
Interest Rate:	4.5300%			Property Management:	Storage Management and Leasing
Payment Date:	6th of each month				Co. LLC
First Payment Date:	January 6, 2013			Underwritten NOI:	$3,053,218
Maturity Date:	December 6, 2022			Underwritten NCF:	$2,927,181
Amortization:	Interest-only for the first 12 months;			Appraised Value:	$45,045,000
	264 months thereafter			Appraisal Date:	August-September, 2012
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)			Historical NOI(7)
Lockbox / Cash Management:	Soft / Springing			TTM NOI:	$2,610,190
				2011 NOI:	NAV
Reserves(1)
	Initial		Monthly	Historical Occupancy(8)
Taxes:	$84,333		$37,167	Current Occupancy:	78.0% (November 28, 2012)
Insurance:	$200,000		$16,667	2011 Occupancy:	NAV
Capital Improvements(2):	$1,934,295		$0
(1)   See “Initial Reserves” herein and “Ongoing Reserves” herein.
(2)   A capital improvement reserve account was established at closing for elective capital improvements to the iStorage Portfolio Properties.  Funds in this reserve will be returned to the borrower as requested upon completion of qualifying capital improvements within one year after the closing date. Failure to complete within the one year time frame will trigger a 50% cash flow sweep until such capital improvements are completed.
(3)   Funds in the earnout reserve may be released to the borrower between the first anniversary of the closing date and the third anniversary of the closing date if (i) the amortizing debt service coverage ratio for the preceding four consecutive calendar quarters is equal to or greater than 1.40x, (ii) the loan to value ratio is less than 70% on the date of disbursement, (iii) the NOI debt yield is equal to or greater than 10.5% and (iv) no event of default has occurred.
(4)   Total Sq. Ft. includes 711,035 sq. ft. of storage space, 343,786 sq. ft. of parking and RV storage spaces, and 22,254 sq. ft. of commercial space.
(5)   Based on amortizing debt service payments.  Based on the interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.14x and 2.06x, respectively.
(6)   Total Units includes 5,918 storage units, 843 parking and RV storage units and 29 commercial units.
(7)   TTM NOI based on trailing 12 month financials ending in July or August 2012 for 10 of the 13 iStorage Portfolio Properties.  TTM excludes the Rex Self Storage, Exchange Self Storage, and U.S. 41 Self Storage properties which were unavailable due to their recent acquisition by the borrower.  Additionally, the TTM for the Cape Coral Premiere Self Storage property reflects 11 months of financials.
(8)   Historical Occupancy not available due to the borrower’s recent acquisition of the majority of the iStorage Portfolio Properties.  Five of the iStorage Portfolio Properties were purchased by the borrower in 2012 and five were purchased in 2011.

Replacement:	$0		$9,361
Required Repairs:	$177,800		NAP
Earnout(3):	$2,000,000		$0

Financial Information

Cut-off Date Balance / Sq. Ft.(4):		$29
Balloon Balance / Sq. Ft.(4):		$20
Cut-off Date LTV:		68.8%
Balloon LTV:		49.0%
Underwritten NOI DSCR(5):		1.37x
Underwritten NCF DSCR(5):		1.31x
Underwritten NOI Debt Yield:		9.8%
Underwritten NCF Debt Yield:		9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

Portfolio Summary
Property Name	Location	Year Acquired	Units	Total Sq. Ft.	Year Built / Renovated	Appraised Value	Occupancy at Acquisition	Current Occupancy(1)
Cape Coral Premiere Self Storage	Cape Coral, FL	2011	838	80,643	2003 / 2012	$9,080,000	77.0%	94.2%
iStorage Mesa	Mesa, AZ	2012	987	167,180	2006 / 2012	$4,500,000	69.0%	85.6%
Titusville Premiere Self Storage	Titusville, FL	2011	605	77,925	2007 / 2011	$4,470,000	44.0%	84.5%
Main Street Self Storage	Auburndale, FL	2010	579	60,239	1982 / 2011	$4,185,000	56.0%	74.5%
Kings Bay Self Storage	Crystal River, FL	2010	507	76,653	2007 / 2012	$3,660,000	75.0%	83.8%
Oroville Self Storage	Oroville, CA	2012	802	173,355	2006 / 2012	$3,600,000	51.0%	56.0%
U.S. 41 Self Storage	North Fort Myers, FL	2012	436	122,571	2006 / 2012	$3,250,000	NAV	73.8%
All Store Self Storage	Port Charlotte, FL	2011	347	103,092	2006 / 2011	$2,680,000	67.0%	87.6%
Top Shelf Storage	Panama City Beach, FL	2011	228	42,086	2007 / 2011	$2,620,000	72.0%	94.6%
Loretto Self Storage – Shad Road	Jacksonville, FL	2007	200	37,480	2002 / 2011	$2,170,000	35.0%	95.3%
Rex Self Storage	Ellenwood, GA	2012	429	56,325	2007 / 2012	$2,100,000	54.0%	58.9%
Mandarin Self Storage	Jacksonville, FL	2011	544	52,990	1977 / 2011	$2,000,000	70.0%	78.3%
Exchange Self Storage	Auburndale, FL	2012	288	26,536	1910,1932 / 2012	$730,000	NAV	69.1%
Total / Wtd. Average:			6,790	1,077,075		$45,045,000	61.6%(2)	78.0%
(1)	Occupancy based on borrower provided summaries as of November 28, 2012 and calculated based on Total Sq. Ft.
(2)
Wtd. Average Occupancy at Acquisition based on Sq. Ft. for those iStorage Portfolio Properties with available Occupancy at Acquisition data as reported by the borrower. The Wtd. Average Current Occupancy for those iStorage Portfolio Properties with available Occupancy at Acquisition data is 78.8%.

The Loan. The iStorage Portfolio loan (the “iStorage Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 1,077,075 sq. ft., 6,790-unit self storage portfolio located in 13 locations throughout Florida, California, Arizona and Georgia (the “iStorage Portfolio Properties”) with an original principal balance of $31.0 million.  The iStorage Portfolio Loan has a 10-year term and after an initial one-year interest only period, amortizes on a 22-year schedule.  The iStorage Portfolio Loan accrues interest at a fixed rate equal to 4.5300% and has a Cut-off Date Balance of $31.0 million.  Loan proceeds along with approximately $3.1 million of equity from the borrower were used to retire existing debt of approximately $19.6 million, buy out a former equity partner, fund upfront reserves and pay closing costs.  Based on the appraised value of approximately $45.0 million as of August and September 2012, the Cut-off Date LTV is 68.8% and the remaining implied equity is approximately $14.0 million.  The most recent prior financing of the iStorage Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,000,000	90.9%	Loan Payoff	$19,628,670	57.6%
Sponsor Equity(1)	3,090,000	9.1%	Reserves	4,396,428	12.9%
			Buyout of Existing Partner(1)	8,493,163	24.9%
			Closing Costs	1,571,738	4.6%
Total Sources	$34,090,000	100.0%	Total Uses	$34,090,000	100.0%
(1)
A portion of the loan proceeds along with new sponsor equity were used to buy out a 66% equity partner at an implied valuation of approximately $43.5 million, in line with the appraised value of approximately $45.0 million.

The Borrower / Sponsor.    The borrower, SQ Equity Limited Partnership, is a Florida limited partnership structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Christopher Miller, Shawn Dahl and Glen Kirkpatrick, on a joint and several basis.

Christopher Miller, Shawn Dahl and Glen Kirkpatrick are the principals of iStorage, a national self storage company with 29 facilities in eight states.  iStorage specializes in purchasing distressed storage facilities and repositioning them through capital improvements, technological enhancements, and efficient management and leasing.  Mr. Miller, President of iStorage, has been involved in the commercial real estate industry since 1994, including the ownership and management of 6,000 multifamily and 20,000 self storage units.

The Property. The iStorage Portfolio Loan is secured by the fee simple interests in 13 self storage properties, together consisting of approximately 1,077,075 sq. ft. The iStorage Portfolio Properties are located across four states with 10 located in Florida and one in each of Arizona, California, and Georgia.  The iStorage Portfolio Properties range from 26,536 square feet to 173,355 square feet and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

200 units to 987 units, and include interior and exterior storage units, as well as boat and RV parking, and commercial space.  As of November 28, 2012, the iStorage Portfolio Properties were 78.0% leased based on total sq. ft.

The iStorage Portfolio Properties were purchased by the borrower and an equity partner between 2007 and 2012 for an aggregate cost of $29.5 million.  The borrower subsequently invested $4.2 million in capital expenditures to renovate the properties and improve performance, and plans to invest an additional $2.1 million over the next 12 months (an upfront reserve for approximately $1.9 million was collected at closing for planned capital improvements).  Capital improvements include new leasing offices, cosmetic upgrades, new landscaping, replacement plumbing fixtures, new HVACs, updated electrical wiring, and energy efficient lighting.

In conjunction with the iStorage Portfolio Loan, the borrower bought out its former equity partner’s interest based on an estimated portfolio valuation of $43.5 million, which is in line with the appraised value of the iStorage Portfolio Properties of approximately $45.0 million.

Unit Mix(1)
Property Name	Total Sq. Ft.	Total Units	Climate Controlled Units	Non-Climate Controlled Units	Parking/ RV Units	Commercial Units
Cape Coral Premiere Self Storage	80,643	838	704	127	7	0
iStorage Mesa	167,180	987	0	673	314	0
Titusville Premiere Self Storage	77,925	605	294	295	0	16
Main Street Self Storage	60,239	579	579	0	0	0
Kings Bay Self Storage	76,653	507	348	114	45	0
Oroville Self Storage	173,355	802	53	602	147	0
U.S. 41 Self Storage	122,571	436	207	111	118	0
All Store Self Storage	103,092	347	114	90	143	0
Top Shelf Storage	42,086	228	0	212	14	2
Loretto Self Storage – Shad Road	37,480	200	66	134	0	0
Rex Self Storage	56,325	429	211	218	0	0
Mandarin Self Storage	52,990	544	0	529	13	2
Exchange Self Storage	26,536	288	132	105	42	9
Total / Wtd. Average:	1,077,075	6,790	2,708	3,210	843	29
(1)	Based on the November 28, 2012 rent roll.

Cape Coral Premiere Self Storage.
Located 17 miles from Interstate 75 in Cape Coral, Florida, Cape Coral Premiere Self Storage contains 838 units, approximately 12.3% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2003 and renovated in 2012.  The borrower purchased Cape Coral Premiere Self Storage in December 2011 and increased occupancy from 77% to the current occupancy of 94.2% as of November 28, 2012.

iStorage Mesa.
Located 7 miles from Interstate 10 in Mesa, Arizona, iStorage Mesa contains 987 units, approximately 14.5% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2006 and renovated in 2012.  The borrower purchased iStorage Mesa in April 2012 and increased occupancy from 69.0% to the current occupancy of 85.6% as of November 28, 2012.

Titusville Premiere Self Storage.
Located 7 miles from Interstate 95 in Titusville, Florida, Titusville Premiere Self Storage contains 605 units, approximately 8.9% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2007 and renovated in 2011.  The borrower purchased Titusville Premiere Self Storage in April 2011 and increased occupancy from 44% to the current occupancy of 84.5% as of November 28, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

Main Street Self Storage.
Located 12 miles from Interstate 4 in Auburndale, Florida, Main Street Self Storage contains 579 units, approximately 8.5% of the iStorage Portfolio Properties unit total.  Main Street Self Storage also contains a 2,200 sq. ft. retail space that was constructed in 2012 and is leased to Dunkin Donuts.  The self storage facility was built in 1982 and renovated in 2011.  The borrower purchased Main Street Self Storage in December 2010 and increased occupancy from 56% to 69% by September 2011.  According to the borrower, construction of the retail space limited access to Main Street Self Storage from November 2011 to March 2012, resulting in a drop in occupancy to 59%.  However, occupancy has increased steadily since March 2012 to 74.5% as of November 28, 2012.

Kings Bay Self Storage.
Located 36 miles from Interstate 75 in Crystal River, Florida, Kings Bay Self Storage contains 507 units, approximately 7.5% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2007 and renovated in 2012.  The borrower purchased Kings Bay Self Storage in December 2010 and increased occupancy from 75% to the current occupancy of 83.8% as of November 28, 2012.

Oroville Self Storage.
Located 37 miles from Interstate 5 in Oroville, California, Oroville Self Storage contains 802 units, approximately 11.8% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2006 and renovated in 2012.  The borrower purchased Oroville Self Storage in February 2012 and upon taking ownership, began removing delinquent tenants.  The current occupancy at Oroville is 56.0% as of November 28, 2012.

U.S. 41 Self Storage.
Located 7 miles from Interstate 75 in North Fort Myers, Florida, U.S. 41 Self Storage contains 436 units, approximately 6.4% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2006 and is currently undergoing renovations.  The borrower purchased U.S. 41 Self Storage in September 2012.  The borrower has increased occupancy from 51.0% at the time of purchase to the current occupancy at U.S. 41 Self Storage is 73.8% as of November 28, 2012.

All Store Self Storage.
Located 13 miles from Interstate 75 in Port Charlotte, Florida, All Store Self Storage contains 347 units, approximately 5.1% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2006 and renovated in 2011, with an additional $1.4 million expansion planned by the borrower.  The borrower purchased All Store Self Storage in June 2011 and increased occupancy from 67% to the current occupancy of 87.6% as of November 28, 2012.

Top Shelf Storage.
Located 36 miles from Interstate 10 in Panama City Beach, Florida, Top Shelf Storage contains 228 units, approximately 3.4% of the iStorage Portfolio Properties unit total.  Top Shelf Storage also contains 12,300 sq. ft. of commercial space, which was converted from storage space by the borrower in 2011.  The self storage facility was built in 2007 and renovated in 2011.  The borrower purchased Top Shelf Storage in March 2011 and increased occupancy from 72% to the current occupancy of 94.6% as of November 28, 2012.

Loretto Self Storage – Shad Road.
Located 1 mile from Interstate 95 in Jacksonville, Florida, Loretto Self Storage contains 200 units, approximately 2.9% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2002 and renovated in 2011.  The borrower purchased Loretto Self Storage in 2007 and increased occupancy from 35% in 2008 to 80% by July 2009.  The current occupancy at Loretto Self Storage is 95.3% as of November 28, 2012.

Rex Self Storage.
Located 4 miles from Interstate 75 in Rex, Georgia, Rex Self Storage contains 429 units, approximately 6.3% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 2007 and renovated in 2012.  The borrower purchased Rex Self Storage in April 2012 and increased occupancy from 54% to the current occupancy of 58.9% as of November 28, 2012.

Mandarin Self Storage.
Located less than one mile from Interstate 295 in Jacksonville, Florida, Mandarin Self Storage contains 544 units, approximately 8.0% of the iStorage Portfolio Properties unit total.  The self storage facility was built in 1977 and renovated in 2011.  The borrower purchased Mandarin Self Storage in June 2011 and increased occupancy from 70% to the current occupancy of 78.3% as of November 28, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

Exchange Self Storage.
Located 8 miles from Interstate 4 in Auburndale, Florida, Exchange Self Storage contains 288 units, approximately 4.2% of the iStorage Portfolio Properties unit total.  Exchange Self Storage consists of two buildings that were built in 1910 and 1932 as a distribution facility and repurposed as self storage in 2008, with further renovations in 2012 to accommodate boat and RV parking.  The borrower purchased Exchange Self Storage in July 2012 the current occupancy is 69.1% as of November 28, 2012.

Environmental Matters.  The Phase I environmental reports dated between August and October 2012 recommended no further except with respect to the Loretto Self Storage – Shad Road, Mandarin Self Storage, All Store Self Storage and Exchange Self Storage properties where the Phase I environmental reports recommended the development and implementation of an asbestos operation and maintenance plan, which are in-place for all of the aforementioned iStorage Portfolio Properties.

The Market.  The US self storage market encompassed over 50,000 self storage facilities totaling approximately 2.6 billion square feet in 2011 according to the 2012 Self Storage Almanac (MiniCo, Inc.).  The customer base for self storage is broken down into four categories being residential, commercial, student, and military, of which residential represents approximately 75% of the tenant mix. The below chart depicts market information compared to the iStorage Portfolio Properties.

Market Comparison
				Market Comparables(1)
Property Name	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy	Monthly Rent Per Unit	Monthly Rent PSF	Occupancy
Cape Coral Premiere Self Storage	$107	$1.13	94.2%	$103	$1.24	86.5%
iStorage Mesa	$87	$0.48	85.6%	$78	$0.70	78.4%
Titusville Premiere Self Storage	$112	$0.84	84.5%	$93	$0.88	72.9%
Main Street Self Storage	$97	$0.92	74.5%	$85	$0.97	62.0%
Kings Bay Self Storage	$137	$0.88	83.8%	$92	$0.98	73.9%
Oroville Self Storage	$74	$0.35	56.0%	$79	$0.49	70.2%
U.S. 41 Self Storage	$126	$0.44	73.8%	$114	$0.92	66.5%
All Store Self Storage	$129	$0.42	87.6%	$99	$1.44	76.2%
Top Shelf Storage	$155	$0.84	94.6%	$137	$1.18	83.4%
Loretto Self Storage	$152	$0.79	95.3%	$138	$0.87	88.9%
Rex Self Storage	$115	$0.86	58.9%	$110	$0.84	84.0%
Mandarin Self Storage	$69	$0.66	78.3%	$59	$0.65	71.3%
Exchange Self Storage	$74	$0.75	69.1%	$81	$0.86	54.8%
Wtd. Average:	$106	$0.64	78.0%	$94	$0.88	74.4%
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

Cash Flow Analysis.

Cash Flow Analysis
	T-12 7/31-8/31/2012(1)	T-12 PSF(2)	Appraisal	U/W	U/W PSF
Base Rent(3)	$4,451,260	$5.11	$5,991,731	$5,349,473	$4.97
Value of Vacant Space	0	0.00	1,289,881	2,035,979	1.89
Gross Potential Rent	$4,451,260	$5.11	$7,281,612	$7,385,452	$6.86
Total Recoveries	0	0.00	0	0	0.00
Total Other Income	129,973	0.15	323,367	226,075	0.21
Less: Vacancy(3)	0	0.00	(1,289,881)	(2,035,979)	(1.89)
Effective Gross Income	$4,581,233	$5.26	$6,315,098	$5,575,547	$5.18
Total Operating Expenses	1,971,043	2.26	2,415,301	2,522,329	2.34
Net Operating Income	$2,610,190	$2.99	$3,899,797	$3,053,218	$2.83
TI/LC	0	0.00	0	0	0.00
Capital Expenditures	0	0.00	62,378	126,038	0.12
Net Cash Flow	$2,610,190	$2.99	$3,837,419	$2,927,181	$2.72

(1)
T-12 based on trailing 12 month financials ending in July or August 2012 for 10 of the 13 iStorage Portfolio Properties.  T-12 excludes the Rex Self Storage, Exchange Self Storage, and U.S. 41 Self Storage which were unavailable due to their recent acquisition by the borrower.  Additionally, the T-12 for Cape Coral Premiere Self Storage reflects 11 months of financials.

(2)	T-12 PSF based on the 10 properties for which T-12 financials were provided, which excludes Rex Self Storage, Exchange Self Storage and U.S. 41 Self Storage.
(3)
Underwriting based on the trailing 12-month collections for 10 of the 13 iStorage Portfolio Properties.  Underwriting for one iStorage Portfolio Property based on the trailing 4-month collections.  Underwriting for two iStorage Portfolio Properties based on 2011 collections.

Property Management.    The iStorage Portfolio Property is managed by Storage Management and Leasing Co. LLC, an affiliate of iStorage and the borrower.

Lockbox / Cash Management.    The iStorage Portfolio Loan is structured with a soft lockbox and springing cash management.  In place cash management and an excess cash sweep is required upon (i) an event of default, (ii) a bankruptcy action of the borrower, sponsor, or property manager until, in the case of the manager only, the borrower engages a suitable replacement manager, (iii) if the borrower has not provided evidence of flood insurance for each property until such insurance is in place, (iv) if the amortizing debt service coverage ratio for two consecutive calendar quarters is less than 1.15x until the amortizing debt service coverage ratio for four consecutive calendar quarters is greater than 1.25x, or (v) if Borrower fails to complete the capital improvements by the first anniversary of the closing date.

Initial Reserves.    At closing, the borrower deposited (i) $84,333 into a tax reserve account, (ii) $200,000 into an insurance reserve account and (iii) $177,800 into a required repairs reserve account.

Additionally, the borrower deposited $1,934,295 into a capital improvements account for elective capital improvements based on a borrower-provided budget for improvements to the All Store Self Storage, Exchange Self Storage and U.S. 41 Self Storage properties. Funds in this reserve will be returned to the borrower as requested upon completion of qualifying capital improvements within one year after the closing date. Failure to complete within the one year time frame will trigger a 50% cash flow sweep until such capital improvements are completed.

The iStorage Portfolio Loan is structured with an upfront earnout reserve of $2,000,000.  Funds in the earnout reserve may be released to the borrower between the first anniversary of the iStorage Portfolio Loan closing date and the third anniversary of the iStorage Portfolio Loan closing date if (i) the amortizing debt service coverage ratio for four consecutive calendar quarters is at least 1.40x, (ii) the loan to value ratio is less than 70% on the date of disbursement and (iii) the debt yield is at least 10.5%. Additionally, the guarantors have guaranteed payment of the debt up to $3.1 million.  The payment guaranty will burn off when (i) the entire amount of the earnout reserve is paid to the borrower, if ever, pursuant to the terms of the iStorage Portfolio Loan agreement or (ii) at any time after November 21, 2014, the debt yield on the date of determination is at least 10.0%.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $37,167 into a tax reserve account, (ii) 1/12 of the estimated annual insurance premium, which currently equates to $16,667 into an insurance reserve account and (iii) $9,361 into a replacement reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    None permitted.

Substitution.   None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Florida, California, Arizona, Georgia	Collateral Asset Summary – Loan No. 10 iStorage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 68.8% 1.31x 9.8%

GEORGIA
Tallahassee
Panama City Beach
Jacksonville
Gainesville
Daytona Beach
ATLANTIC OCEAN
Crystal River
Orlando
Lakeland
Clearwater
Tampa
St Petersburg
Sarasota
GULF OF MEXICO
FLORIDA
Melbourne
Palm Bay
Port Saint Lucie
Cape Coral
Fort Lauderdale
Miami
CARTIFACT
Marietta
Lawrenceville
Douglasville
ATLANTA
Monroe
Carrollton
Peachtree City
Griffin
Jackson
Monticello
Mansfield
Lagrange
Forsyth
Ellenwood
Orland
Chico
Paradise
Oroville
Grass Valley
Williams
Yuba City
Clearlake
Sacramento
Santa Rosa
Davis
Peoria
Glendale
PHOENIX
Scottsdale
Paradise Valley
Fountain Hills
Tolleson
Tempe
Mesa
Gilbert
Chandler
Guadalupe
Ahwatukee
1
2
3
4
5
6
7
8
9
10
11
12
13

iStorage Portfolio

	Property Name	Address	City/State	Zip Code
1	Cape Coral Premiere Self Storage	3300 Chiquita Boulevard	Cape Coral, FL	33914
2	iStorage Mesa	2850 South Country Club Drive	Mesa, AZ	85210
3	Titusville Premiere Self Storage	3955 South Street	Titusville, FL	32780
4	Main Street Self Storage	501 & 505 Magnolia Avenue	Auburndale, FL	33823
5	Kings Bay Self Storage	7957 West Gulf to Lake Highway	Crystal River, FL	34429
6	Oroville Self Storage	2750 South Fifth Avenue	Oroville, CA	95965
7	U.S. 41 Self Storage	14150 North Cleveland Avenue	North Fort Myers, FL	33903
8	All Store Self Storage	7001 Gasparilla Road	Port Charlotte, FL	33981
9	Top Shelf Storage	105 Estes Place	Panama City Beach, FL	32413
10	Loretto Self Storage - Shad Road	5509 Shad Road	Jacksonville, FL	32257
11	Rex Self Storage	5351 Highway 42	Ellenwood, GA	30294
12	Mandarin Self Storage	10601 San Jose Boulevard # 37	Jacksonville, FL	32257
13	Exchange Self Storage	214 Orange Street	Auburndale, FL	33823

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

801, 901, 951 and 1001 East Hector Street Conshohocken, PA 19428	Collateral Asset Summary – Loan No. 11 Quaker Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 74.7% 1.65x 10.5%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Christopher F. Buccini; Robert E.		Collateral:	Fee Simple
	Buccini; David B. Pollin		Location:	Conshohocken, PA
Borrower:	BPG Office VI Quaker Park LP		Year Built / Renovated:	1920, 1985 / 2000, 2004
Original Balance:	$29,000,000		Total Sq. Ft.:	202,150
Cut-off Date Balance:	$29,000,000		Property Management:	BPG Real Estate Services LLC
% by Initial UPB:	2.6%		Underwritten NOI:	$3,040,586
Interest Rate:	4.2600%		Underwritten NCF:	$2,830,060
Payment Date:	6th of each month		Appraised Value:	$38,800,000
First Payment Date:	January 6, 2013		Appraisal Date:	October 2, 2012
Maturity Date:	December 6, 2022
Amortization:	Interest-only for first 36 months; 360		Historical NOI
	months thereafter		TTM NOI:	$3,034,682 (T-12 September 30, 2012)
Additional Debt:	None		2011 NOI:	$2,701,058 (December 31, 2011)
Call Protection:	L(24), D(92), O(4)		2010 NOI:	$2,945,388 (December 31, 2010)
Lockbox / Cash Management(1):	Hard / Springing		2009 NOI:	$3,237,922 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy(5):	100.0% (October 2, 2012)
Taxes:	$159,375	$32,748	2011 Occupancy:	91.3% (December 31, 2011)
Insurance:	$5,583	$5,583	2010 Occupancy:	95.4% (December 31, 2010)
Replacement:	$0	$4,211	2009 Occupancy:	100.0% (December 31, 2009)
TI/LC(2):	$400,000	$25,200
(1)   Cash management will be triggered upon (i) an event of default, (ii) the DSCR falling below 1.15x on the last day of a calendar quarter, or (iii) if there is a Quaker Tenant Sweep Period. A “Quaker Tenant Sweep Period” will occur upon (i) the date that is six months prior to the expiration of the Quaker Chemical, or any replacement tenant, lease or (ii) the date Quaker Chemical, or any replacement tenant (a) is in monetary default under its lease, (b) fails to be open for business or in possession of its space, (c) goes dark, (d) terminates or cancels (or gives notice to terminate or cancel) its lease or (e) is subject to a bankruptcy insolvency.
(2)   TI/LC reserve deposits subject to a cap of $1,250,000.
(3)   During a Quaker Tenant Sweep Period, all excess cash will be deposited into the Quaker Tenant Sweep reserve to be used for tenant improvement and leasing costs associated with re-leasing the Quaker Chemical space.
(4)   Based on amortizing debt service payments. Based on the current interest- only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.43x and 2.26x, respectively
(5)   Current Occupancy includes 16,248 sq. ft. from tenants that have signed leases for expansion spaces, but are not yet in occupancy. The leases will begin between February and April 2013. The borrower deposited $447,846 into an outstanding initial rollover reserve in connection with tenant improvement and leasing costs associated with these spaces.

Outstanding Tenant Improvements:	$447,846	$0
Free Rent:	$116,000	$0
Quaker Tenant Sweep(3):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$143
Balloon Balance / Sq. Ft.:	$125
Cut-off Date LTV:	74.7%
Balloon LTV:	65.1%
Underwritten NOI DSCR(4):	1.77x
Underwritten NCF DSCR(4):	1.65x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.8%

TRANSACTION HIGHLIGHTS
▪
Stable Tenancy. Quaker Chemical (NYSE: KWR) has operated their headquarters at the property since it was built in 1920, and leases approximately 25,000 sq. ft. of lab space and 51,672 sq. ft. of office space. Since 2000, Quaker Chemical has invested approximately $11.0 million in renovations and upgrades. In addition, Quaker Chemical has three renewal options totaling 14 years. The third largest tenant, Nationwide Insurance (13.3% NRA; 15.3% U/W base rent; rated A-/A1/A+ by Fitch/Moody’s/S&P), has been at the property since 2001 and executed a two year renewal in August 2012.

▪
Experienced Sponsor. The sponsors are all co-presidents of the Buccini/Pollin Group (“BPG”). BPG is a privately held, full-service real estate acquisition, development and management company with offices in Washington DC, Delaware, Maryland and suburban Philadelphia. BPG was founded in 1993 and has developed and acquired over 100 properties, including over seven million sq. ft. of office space. The sponsors purchased the property in 2005 for approximately $35.0 million and have since invested approximately $900,000 in additional upgrades.

▪
Historical Occupancy. Since the sponsor’s 2005 acquisition, Quaker Park has averaged approximately 96.2% occupancy, and recently signed 16,248 sq. ft. in expansion leases with tenants taking occupancy from February through April 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1200 10th Avenue South Great Falls, MT 59405	Collateral Asset Summary – Loan No. 12 Holiday Village Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 64.4% 1.79x 13.6%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Invest Linc/GK Properties Fund I, LLC;		Collateral:	Fee Simple / Leasehold
	Garo Kholamian		Location:	Great Falls, MT
Borrower:	GK Holiday Village, LLC		Year Built / Renovated:	1959 / 2006
Original Balance:	$29,000,000		Total Sq. Ft.:	576,897
Cut-off Date Balance:	$29,000,000		Total Collateral Sq. Ft.(6)	494,928
% by Initial UPB:	2.6%		Property Management:	GK Development, Inc.
Interest Rate:	4.4000%		Underwritten NOI:	$3,934,566
Payment Date:	1st of each month		Underwritten NCF:	$3,422,048
First Payment Date:	January 1, 2013		Appraised Value:	$45,000,000
Maturity Date:	December 1, 2017		Appraisal Date:	October 8, 2012
Amortization:	300 months
Additional Debt(1):	$7,000,000 Mezzanine Loan		Historical NOI
Call Protection:	L(24), D(33), O(3)		T-9 Annualized NOI:	$3,808,460 (September, 30, 2012)
Lockbox / Cash Management(2):	Hard / In Place		2011 NOI:	$3,495,435 (December 31, 2011)
			2010 NOI:	$3,719,999 (December 31, 2010)
Reserves			2009 NOI:	$3,856,311 (December 31, 2009)
	Initial	Monthly
Taxes:	$41,875	$41,875	Historical Occupancy(6)
Insurance(3):	$0	Springing	Current Occupancy:	92.0% (November 1, 2012)
Replacement:	$13,611	$13,611	2011 Occupancy:	87.9% (December 31, 2011)
TI/LC(4):	$200,000	$29,167	2010 Occupancy:	80.1% (December 31, 2010)
Required Repairs:	$90,000	NAP	2009 Occupancy:	86.5% (December 31, 2009)
Rue 21 Rent Reserve(5):	$67,750	$0
(1)   The mezzanine loan is co-terminus with the Holiday Village Mall loan. So long as KeyBank National Association is the holder of the mezzanine loan, (i) the applicable interest rate will be 6.0000% and (ii) any excess cash flow after an initial $200,000 will be required to be allocated to the payment of such mezzanine loan; however, if any other entity is the holder of such mezzanine loan, (i) the applicable interest rate will be 14.0000% and (ii) such mezzanine loan will require scheduled payments of interest only through the maturity date thereof. Total Debt DSCR calculations are based on 6.0000%.
(2)   Cash sweep triggers include (i) mortgage loan DSCR is less than 1.50x, (ii) total debt DSCR is less than 1.10x, (iii) a mortgage loan or mezzanine loan event of default or (iv) any bankruptcy action by borrower or property manager.
(3)   Insurance escrows will commence: (i) upon an event of default, (ii) upon termination, cancelation or lapse of coverage, or notice thereof or (iii) if borrower fails to provide evidence of coverage to lender.
(4)   Initial TI/LC reserve established for the rollover of specific tenants during the loan term (JC Penney, Sears, Scheel’s All Sports, Ross Dress for Less, Bed Bath & Beyond and/or Big Lots, together the “Specific Tenants”). Monthly escrows shall be allocated for Specific Tenants ($8,333/month) and for in-line tenants ($20,833/month). In the event (i) a Specific Tenant does not renew their lease, or (ii) either Scheel’s All Sports, Sears or JC Penney “go dark”, gives notice thereof, or becomes the subject of a bankruptcy action, the portion of the TI/LC reserve attributable to Specific Tenants and in-line tenants will increase to $11,206/month and $27,976/month, respectively.
(5)   Rue 21 reserve represents the remaining free rent due Rue 21 according to the estoppel certificate. Rue 21 is currently in occupancy.
(6)   Excludes Herberger’s (81,969 sq. ft.), which is not part of the collateral.

Environmental Reserve:	$50,000	$0
O&M Reserve:	$700	$0

Financial Information
	Mortgage Loan	Total Debt(1)
Cut-off Date Balance / Sq. Ft.:	$59	$73
Balloon Balance / Sq. Ft.:	$52	$66
Cut-off Date LTV:	64.4%	80.0%
Balloon LTV:	56.7%	72.3%
Underwritten NOI DSCR(1):	2.06x	1.68x
Underwritten NCF DSCR(1):	1.79x	1.46x
Underwritten NOI Debt Yield:	13.6%	10.9%
Underwritten NCF Debt Yield:	11.8%	9.5%

TRANSACTION HIGHLIGHTS
▪
Tenancy and Sales.  The Holiday Village Mall property is anchored by Scheel’s All Sports (99,279 sq. ft.; $207 PSF in sales; 3.0% occupancy cost), Herberger’s (81,969 sq. ft.; not owned); Sears (75,456 sq. ft., $148 per sq. ft. in sales, 2.2% occupancy cost), JC Penney (65,300 sq. ft., $133 PSF in sales, 2.4% occupancy cost).  Junior anchors include Ross Dress for Less (30,000 sq. ft.), Big Lots (30,000 sq. ft.) and Bed Bath & Beyond (20,405 sq. ft.).  In-line sales (tenants < 10,000 sq. ft.) averaged $340 per sq. ft. for the 12-months ended September 30, 2012, a 9.0% increase from the December 31, 2011 level of $312 PSF.  In-line occupancy cost (tenants < 10,000 sq. ft.) averaged 10.5% for both aforementioned time periods.

▪
Sponsor Equity.  Based on the reported cost basis of approximately $51.9 million, the sponsor has approximately $15.9 million of equity remaining in the Holiday Village Mall property as of loan closing, resulting in a loan to cost of 69.3% inclusive of the mezzanine loan.

▪
Market.  The Holiday Village Mall property located along 10th Avenue South, which houses a majority of the area’s commercial development.  10th Avenue South provides access to Interstate 15 approximately 2.6 miles to the west.  There is no other enclosed mall located within 86 miles of the property and none of the Holiday Village Mall property anchor or junior anchors has a store located within 86 miles of the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

472-504 North Highway 27/441, 510-590 North Highway 27/441 Lady Lake, FL 32159	Collateral Asset Summary – Loan No. 13 Village Crossroads / Lady Lake Crossing	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,865,996 65.6% 1.45x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Clarke H. Narins; George I. Gellman;		Collateral:	Fee Simple
	Arthur M. Gellman		Location:	Lady Lake, FL
Borrower:	SRK Lady Lake 21 Associates LLC		Year Built / Renovated:	2008, 2009 / NAP
Original Balance(1):	$28,000,000		Total Sq. Ft.:	216,423
Cut-off Date Balance:	$27,865,996		Property Management:	Benchmark Management Corporation
% by Initial UPB:	2.5%		Underwritten NOI:	$3,036,421
Interest Rate:	5.7500%		Underwritten NCF:	$2,835,807
Payment Date:	1st of each month		Appraised Value:	$42,500,000
First Payment Date(1):	August 1, 2012		Appraisal Date:	April 21, 2012
Maturity Date:	July 1, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	None		TTM NOI:	$2,999,270 (T-12 September 30, 2012)
Call Protection:	L(29), D(88), O(3)		2011 NOI:	$2,712,651 (December 31, 2011)
Lockbox / Cash Management(2):	Hard / In Place		2010 NOI:	$2,533,800 (December 31, 2010)
			2009 NOI(4):	NAV
Reserves(1)
	Initial	Monthly	Historical Occupancy
Taxes:	$234,012	$29,252	Current Occupancy:	94.0% (November 12, 2012)
Insurance:	$91,232	$10,137	2011 Occupancy:	86.0% (December 31, 2011)
Replacement:	$51,414	$2,706	2010 Occupancy:	79.1% (December 31, 2010)
TI/LC(3):	$222,229	$13,977	2009 Occupancy(4):	NAV
White Box Reserve:	$271,845	$0
(1)   The Village Crossroads / Lady Lake Crossing mortgage loan was originated on November 15, 2010 and modified on June 12, 2012. All information above reflects the terms as modified.
(2)   In the event the DSCR, as tested quarterly, is less than 1.10x, a cash sweep will be triggered.
(3)   TI/LC reserves are subject to a cap of $1,000,000.
(4)   The Lady Lake Crossing phase of the property was built in 2009; therefore Historical NOI and Historical Occupancy were not available.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$129
Balloon Balance / Sq. Ft.:	$109
Cut-off Date LTV:	65.6%
Balloon LTV:	55.5%
Underwritten NOI DSCR:	1.55x
Underwritten NCF DSCR:	1.45x
Underwritten NOI Debt Yield:	10.9%
Underwritten NCF Debt Yield:	10.2%

TRANSACTION HIGHLIGHTS
▪
Location.  The Village Crossroads / Lady Lake Crossing property is located along the eastern edge of The Villages, the area’s primary economic driver, which had a 2011 population of approximately 85,000.  The property has frontage along U.S. Highway 27/441, a high traffic arterial street.

▪
National Tenant Roster.  In addition to the anchor tenants Best Buy (30,000 sq. ft., 13.9% NRA), Bed Bath & Beyond (28,001 sq. ft., 12.9% NRA), Jo-Ann Fabrics (21,600 sq. ft., 10.0% NRA) and PetSmart (20,373 sq. ft., 9.4% NRA), the property also features national junior anchor and in-line retailers including Tuesday Morning, Dollar Tree, Kirkland’s, Vitamin Shoppe, Honey Baked Ham and Five Guys.

▪
Sponsor Equity.  The sponsor constructed the property in two phases between 2008 and 2009.  Based on the reported cost basis of approximately $45.7 million, the sponsor had approximately $17.7 million of equity remaining in the Village Crossroads / Lady Lake Crossing property as of loan closing, resulting in a loan to cost of 61.3%.

▪
Experienced Sponsor.  The Benchmark Group (“Benchmark”) is a family-owned real estate and development company in operation for over 30 years. Based in Amherst, New York, Benchmark owns over 5 million sq. ft. of retail space located in six states and 6,600 apartment units in 12 states. Arthur and George Gellman, together with Clarke Narins, are the principals of Benchmark.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1 Deforest Avenue Summit, NJ 07901	Collateral Asset Summary – Loan No. 14 Summit Executive Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,250,000 74.8% 1.46x 8.7%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Suburban Office
Sponsor:	Mark R. Yeager; Normandy Real		Collateral:	Fee Simple
	Estate Management, LLC		Location:	Summit, NJ
Borrower:	120 Summit Avenue, LLC		Year Built / Renovated:	2011-2012 / NAP
Original Balance:	$23,250,000		Total Sq. Ft.:	65,067
Cut-off Date Balance:	$23,250,000		Property Management:	Normandy Fundsub Management Co., LLC
% by Initial UPB:	2.1%		Underwritten NOI:	$2,034,033
Interest Rate:	4.0935%		Underwritten NCF:	$1,972,219
Payment Date:	6th of each month		Appraised Value:	$31,100,000
First Payment Date:	January 6, 2013		Appraisal Date:	October 26, 2012
Maturity Date:	December 6, 2022
Amortization:	Interest-only for first 24 months; 360		Historical NOI(3)
	months thereafter		TTM NOI:	NAP
Additional Debt:	None
Call Protection:	L(24), D(89), O(7)		Historical Occupancy(4)
Lockbox / Cash Management:	Hard / In Place		Current Occupancy:	100.0% (November 1, 2012)

(1)   The initial TI/LC reserve of $508,199 is comprised of outstanding TI’s and LC’s owed by the Borrower related to the Merrill Lynch space. Monthly TI/LC collections commence January 2015.
(2)   Amlin Reinsurance Managers Inc. and Merrill Lynch Pierce Fenner are currently in a rent abatement period. Under the terms of their leases, rent payments will commence 2/1/2013 and 3/6/2013, respectively. McKinsey & Company, Inc. US, is in a rent abatement period and only paying 50% of its annual rent through 8/31/2013. The rent abatement reserve is available to cover rent due from these tenants and other smaller tenants also currently in rent abatement periods.
(3)   Construction of the property was completed in 2012. As such, Historical NOI and Historical Occupancy prior to November 2012 are not available.
(4)   The property’s office space is currently 100% leased as of November 1, 2012. There is currently 2,852 sq. ft. of vacant basement storage space at the property.
(5)   Based on amortizing debt service payments. Based on interest only debt service payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.11x and 2.04x, respectively.

Reserves
	Initial	Monthly
Taxes:	$53,333	$26,667
Insurance:	$2,771	$924
Replacement:	$0	$1,084
TI/LC(1):	$508,199	$5,422
Free Rent Reserve(2):	$641,902	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$357
Balloon Balance / Sq. Ft.:	$302
Cut-off Date LTV:	74.8%
Balloon LTV:	63.1%
Underwritten NOI DSCR(5):	1.51x
Underwritten NCF DSCR(5):	1.46x
Underwritten NOI Debt Yield:	8.7%
Underwritten NCF Debt Yield:	8.5%

TRANSACTION HIGHLIGHTS
▪
Recently Constructed Class A Property.  The property was constructed in 2011-2012 to LEED standards and features high quality Class A finishes. In addition, the property contains 196 parking spaces making it one of the largest privately held parking facilities in the downtown Summit, New Jersey area.

▪
Institutional Grade Tenancy with Long Term Leases.  The property is leased by five institutional tenants: McKinsey & Company, Inc. US (30,734 sq. ft., 47.2% NRA), Pennant Capital Management, LLC (13,408 sq. ft., 20.6% NRA), Merrill Lynch Pierce Fenner (8,906 sq. ft., 13.7% NRA; rated A/Baa2/A- by Fitch/Moody’s/S&P), Callan Associates, Inc. (5,540 sq. ft., 8.5% NRA), and Amlin Reinsurance Managers Inc. (3,627 sq. ft., 5.6% NRA; rated A-/Baa3/BBB+ by Fitch/Moody’s/S&P). Two of the five tenants totaling 19.3% of NRA are rated investment-grade.

▪
Sponsorship.  Sponsorship consists of Normandy Real Estate Management, LLC and Mark R. Yeager who are both managing members and carve-out guarantors. Normandy Real Estate Management, LLC has over 15 years of experience and has acquired or developed over 25 million sq. ft. of commercial space, 2,500 residential units, 1,100 hotel rooms, and several land development sites. Mark R. Yeager currently operates MRY Associates, a private equity real estate organization he founded that focuses on value add commercial and multifamily properties in Northern New Jersey. He previously served as the president of The Gale Company where he oversaw more than $3 billion of institutional funds and the acquisition and development of over 15 million sq. ft. of commercial space.

▪
Location.  The property is located in Summit, New Jersey, a suburb of New York City 32 miles west of Manhattan.  Additionally, the property is located one block north of Summit’s primary retail/commercial corridor and three blocks west of the Summit Train Station, which offers direct rail access to Manhattan. The Class A office inventory within the City of Summit is approximately 260,000 sq. ft. with average vacancy of 2.9%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4700-4830 Mortensen Road Ames, IA 50014	Collateral Asset Summary – Loan No. 15 West Towne Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,750,000 72.3% 1.47x 9.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Multifamily Student Housing
Sponsor:	Brent Haverkamp		Collateral:	Fee Simple
Borrower:	West Towne Condos, L.C.		Location:	Ames, IA
Original Balance:	$20,750,000		Year Built / Renovated:	2005-2006 / 2008
Cut-off Date Balance:	$20,750,000		Total Units(2):	338
% by Initial UPB:	1.8%		Property Management:	Haverkamp Properties, Inc.
Interest Rate:	4.5425%		Underwritten NOI:	$1,975,177
Payment Date:	6th of each month		Underwritten NCF:	$1,861,744
First Payment Date:	January 6, 2013		Appraised Value:	$28,700,000
Maturity Date:	December 6, 2022		Appraisal Date:	October 4, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(93), O(3)		TTM NOI:	$2,189,359 (T-12 October 31, 2012)
Lockbox / Cash Management(1):	Soft / Springing		2011 NOI:	$2,010,308 (December 31, 2011)
			2010 NOI:	$1,880,443 (December 31, 2010)
Reserves			2009 NOI:	$1,699,516 (December 31, 2009)
	Initial	Monthly
Taxes:	$178,860	$35,772	Historical Occupancy(3)
Insurance:	$22,968	$2,297	Current Occupancy:	98.2% (October 1, 2012)
Replacement:	$0	$8,125	2011 Occupancy:	98.4% (December 31, 2011)
TI/LC (2):	$0	$1,328	2010 Occupancy:	93.4% (December 31, 2010)
Required Repairs:	$10,625	NAP	2009 Occupancy:	90.4% (December 31, 2009)
			(1)
Cash management will be triggered: (i) by an event of default, (ii) by any bankruptcy action of the borrower, sponsor, guarantor or property manager, or (iii) if the borrower fails to maintain a DSCR of 1.20x for two consecutive quarters and will end if the DSCR after the end of four consecutive quarters is at least equal to 1.30x.

Financial Information
Cut-off Date Balance / Unit:	$61,391
Balloon Balance / Unit:	$49,700
Cut-off Date LTV:	72.3%		(2)	Includes 13 commercial units. The total sq. ft. are 272,507 including 240,641 of multifamily sq. ft. and 31,866 of commercial sq. ft.
Balloon LTV:	58.5%
Underwritten NOI DSCR:	1.56x		(3)
Historical occupancies are for the multifamily units only and exclude five of the 325 units as they are rented on a daily basis. The 13 commercial units (also excluded from the historical occupancy) were leasing up during the historical period and have been 100.0% occupied since July 2012. Current occupancy is based on the total 338 units.

Underwritten NCF DSCR:	1.47x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	9.0%

TRANSACTION HIGHLIGHTS
●
Located Proximate to Growing University.  The property is located less than 3 miles from the Iowa State University campus. The property is situated directly along a route for Cy-Ride (with a pickup point located directly in front of the property), the Ames city bus system which provides transportation to Iowa State University. Current enrollment at the university is approximately 31,000 representing the largest student population in school history. Since Fall 2006, enrollment has increased by more than 21.9%. The property is more specifically located southwest of campus in one of the market’s primary growth areas as the city of Ames and Iowa State University are largely built out. Total population within a one-mile radius of the property approximately doubled between 2000 and 2012, which is consistent with the area’s recent commercial and residential development.

●
Well Occupied Multifamily Market.  The property’s multifamily component is 98.5% occupied with seven competitive properties located within a five-mile radius averaging 98.1% occupancy. On-campus student housing is 10,125 beds and is reportedly 100% occupied.

●
Experienced Local Sponsorship.  The loan’s carve-out guarantor, Brent Haverkamp, is an experienced local real estate developer and Iowa State University alumnus who invests exclusively in Iowa with a concentration in Ames specifically (510 units).

●
Improving Property Performance.  The property’s TTM NOI has grown 29% since 2009 with the corresponding multifamily occupancy growing from 90.4% to 98.2%. Additionally, the 13 commercial units were leasing up during the historical period and have been 100.0% occupied since July 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

565 Spears Creek Church Road Elgin, SC 29045	Collateral Asset Summary – Loan No. 16 Verizon Operations Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 65.2% 1.77x 12.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor:	Gladstone Commercial Corporation		Collateral:	Fee Simple
Borrower:	VW12 Columbia SC LLC		Location:	Elgin, SC
Original Balance:	$19,000,000		Year Built / Renovated:	2010 / NAP
Cut-off Date Balance:	$19,000,000		Total Sq. Ft.:	146,483
% by Initial UPB:	1.7%		Property Management:	Colliers International South Carolina,
Interest Rate:	4.0400%			Inc.
Payment Date:	6th of each month		Underwritten NOI(2):	$2,302,905
First Payment Date:	January 6, 2013		Underwritten NCF(2):	$2,139,088
Maturity Date:	December 6, 2022		Appraised Value:	$29,150,000
Amortization:	300 months		Appraisal Date:	September 4, 2012
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)		Historical NOI(3)
Lockbox / Cash Management(1):	Hard / Springing		TTM NOI:	NAV
			2011 NOI:	NAV
Reserves			2010 NOI:	NAV
	Initial	Monthly
Taxes:	$0	Springing	Historical Occupancy(4)
Insurance:	$0	Springing	Current Occupancy:	100.0% (December 6, 2012)
Replacement:	$0	Springing	2011 Occupancy:	100.0% (December 31, 2011)
TI/LC:	$0	Springing	2010 Occupancy:	100.0% (December 31, 2010)
Required Repairs:	$20,000	NAP
(1)   Cash management will be triggered: during a “Cash Trap Period”, and will end if the DSCR after the end of six consecutive months is at least equal to 1.50x. A “Cash Trap Period” will be triggered: (i) during an event of default, (ii) during any bankruptcy action of borrower, sponsor, guarantor or property manager or (iii) a “Verizon Trigger Event” occurs. A “Verizon Trigger Event” means: (i) a default by Verizon Wireless under its lease, (ii) termination or cancellation of the Verizon Wireless lease, or (iii) bankruptcy or similar insolvency of Verizon Wireless, (iv) Verizon Wireless fails to physically occupy at least 75% its space, (v) the Verizon unsecured debt rating falls below BBB- as rated by S&P or its equivalent rating by the rating agencies rating the securities or (vi) 24 months prior to the Maturity Date unless Verizon Wireless extends or renews its lease.
(2)   Underwriting reflects average Verizon Wireless rent within the loan term.
(3)   The seller did not provide historical operating statements to the borrower in conjunction with the acquisition; however, the property is occupied by a single tenant under a NNN lease (inclusive of reimbursement of up to 2% of base rent for applicable management fees). The Verizon Wireless lease commenced November 1, 2010, with monthly rent of $1.94 million in months 1-12 of the lease and $1.97 million in months 13-24 of the lease.
(4)   Based on lease commencement date of November 1, 2010.

Financial Information
Cut-off Date Balance / Sq. Ft.:	$130
Balloon Balance / Sq. Ft.:	$94
Cut-off Date LTV:	65.2%
Balloon LTV:	47.0%
Underwritten NOI DSCR:	1.91x
Underwritten NCF DSCR:	1.77x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	11.3%

TRANSACTION HIGHLIGHTS
▪	Acquisition Financing. The sponsor acquired the property for $29.2 million, contributing over $10 million of equity, representing approximately 35% of the purchase price.
▪
Newly Constructed Mission Critical Facility.  The property is a Class A facility constructed in 2010 and built-to-suit Verizon Wireless.  The property is utilized as the company’s largest call center, employing 2,000 personnel operating the facility 24 hours a day, seven days a week.

▪
Investment Grade Tenant with Leading Market Share.  Verizon Wireless (Rated A/A3/A- by Fitch/Moody’s/S&P) is the largest US wireless phone operator in terms of subscribers. Verizon Wireless is a joint venture controlled by Verizon Communications (NYSE & NASDAQ: VZ), which owns 55% of the company, and UK based Vodafone Group (NASDAQ: VOD & LSE: VODL) which owns the remaining share. The company employs more than 75,000 people nationwide serving 95.9 million retail customers.

▪
Lease Structure.  Verizon Wireless currently occupies the property under a 12-year NNN lease (October 2022 expiration), with three 5-year renewal options. The loan is structured with a full excess cash flow sweep commencing 24 months prior to the Maturity Date of the loan unless Verizon renews or extends its lease. Additionally, in the event Verizon Wireless does not exercise its first renewal option, the tenant is required to pay a $1.4 million termination fee, which will be held as additional collateral for the loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3435-3553 Memorial Drive Decatur, GA 30032	Collateral Asset Summary – Loan No. 17 Belvedere Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 70.1% 1.44x 10.5%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Moshe Weiss		Collateral:	Fee Simple
Borrower:	Ariel Belvedere Owner Holdings		Location:	Decatur, GA
	LLC		Year Built / Renovated:	1956 / 1993
Original Balance:	$18,500,000		Total Collateral Sq. Ft.:	275,008
Cut-off Date Balance:	$18,500,000		Property Management:	Ariel Equities, Inc.
% by Initial UPB:	1.6%		Underwritten NOI:	$1,941,063
Interest Rate:	5.3455%		Underwritten NCF:	$1,778,932
Payment Date:	6th of each month		Appraised Value:	$26,400,000
First Payment Date:	January 6, 2013		Appraisal Date:	September 21, 2012
Maturity Date:	December 6, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	None		TTM NOI:	$1,839,674 (T-12 August 31, 2012)
Call Protection:	L(24), D(93), O(3)		2011 NOI:	$1,700,267 (December 31, 2011)
Lockbox / Cash Management(1):	Soft / Springing		2010 NOI:	$1,876,770 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	92.9% (September 5, 2012)
Taxes:	$81,500	$27,167	2011 Occupancy:	NAV
Insurance:	$23,222	$2,903	2010 Occupancy:	NAV
Replacement:	$0	$4,504
(1)   Cash management will be triggered during a “Cash Trap Period” and will end if the “Cash Trap Period” is terminated. A “Cash Trap Period” will be triggered: (i) during an event of default, (ii) the failure to maintain a DSCR of 1.25x for two consecutive quarters, (iii) upon the occurrence of a “Kroger Cash Trap Trigger” or (iv) upon the occurrence of a “Dollar Tree Cash Trap Trigger” and end if the DSCR after the end of four consecutive quarters is at least equal to 1.30x, or the events that caused a cash trap under clauses (iii) or (iv) above have been cured.
(2)   Represents approximately 122% of the estimated $450,000 of immediate repairs related to roof replacement for the non-Kroger portions of the collateral.
(3)   Represents the amount required to be invested in the property pursuant to the terms of the Kroger lease renewal. Capital improvements include roof, parking lot, and exterior upgrades to the Kroger portions of the collateral.

TI/LC:	$250,000	$9,007
Required Repairs(2):	$550,000	NAP
Kroger TI Reserve(3):	$1,352,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$67
Balloon Balance / Sq. Ft.:	$56
Cut-off Date LTV:	70.1%
Balloon LTV:	58.2%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.44x
Underwritten NOI Debt Yield:	10.5%
Underwritten NCF Debt Yield:	9.6%

TRANSACTION HIGHLIGHTS
▪
Investment Grade Grocer Anchor with Recent Lease Renewal.  The property is anchored by Kroger Co. (NYSE:KR, Fitch/Moody’s/S&P: BBB/Baa2/BBB) which has occupied the property since 1993 and recently executed a lease amendment extending its term through January 2023. Reported sales for 2011 were $309 PSF ($23.6 million), equating to a 2.2% occupancy cost.

▪
Borrower Equity in Deal. The sponsor purchased the property in 2004 for $22.4 million, investing $4.3 million of equity to close the transaction. The Sponsor subsequently invested an additional $1.0 million in capital improvements (including exterior repairs, signage, parking lot resurfacing and painting) for a total cost basis of $23.4 million. Accounting for the subject $18.5 million loan, the sponsor maintains $4.9 million of cash equity in the deal.

▪
Diverse Rent Roll with Recent Leasing Activity. The property is currently 92.9% occupied by 36 tenants, with three of the five largest tenants (representing 42.4% of NRA) recently executing lease renewals which extend their initial maturity dates.

▪
Established Location. The property is located within an established middle-class area of Atlanta, Georgia, with an approximate population of 111,000 within a 3-mile radius of the center. Belvedere Plaza is located in an established retail corridor at the intersection of Memorial Drive and Columbia Drive with reported traffic counts of 40,000 vehicles per day, with a Wal-Mart Supercenter (opened in 2008) located diagonally across the intersection.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary – Loan No. 18 Carolina Storage Centres Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,300,000 69.4% 1.46x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Portfolio of Six Properties
Loan Purpose(1):	Acquisition/Refinance		Property Type:	Self Storage
Sponsor:	Anthony J Ross II; Albert R.		Collateral:	Fee Simple
	Heyward, III; C. Lynn White; Jeffrey		Location:	South Carolina, North Carolina
	E. Cooley		Year Built / Renovated:	1957-2009 / NAP
Borrower:	Mathis Ferry Self-Storage II, LLC;		Total Collateral Sq. Ft.:	425,327
	Benton Self-Storage II, LLC;		Property Management:	Universal Management Company
	Woodhill Self-Storage II, LLC;		Underwritten NOI:	$1,938,993
	Beaver Run Self-Storage II, LLC;		Underwritten NCF:	$1,875,514
	Westside Self-Storage II, LLC		Appraised Value:	$26,380,000
Original Balance:	$18,300,000		Appraisal Date:	August – September 2012
Cut-off Date Balance:	$18,300,000
% by Initial UPB:	1.6%		Historical NOI
Interest Rate:	5.0000%		TTM NOI:	$2,008,992 (March – August 2012)
Payment Date:	6th of each month		2011 NOI:	$1,915,226 (December 31, 2011)
First Payment Date:	January 6, 2013		2010 NOI:	$1,745,760 (December 31, 2010)
Maturity Date:	December 6, 2022
Amortization:	300 months		Historical Occupancy
Additional Debt(2):	$3,250,000 Mezzanine Loan		Current Occupancy:	82.9% (October 2012)
Call Protection:	L(24), D(93), O(3)		2011 Occupancy:	67.9% (December 31, 2011)
Lockbox / Cash Management(3):	Soft / Springing		2010 Occupancy:	67.6% (December 31, 2010)
			2009 Occupancy:	65.0% (December 31, 2009)
Reserves
(1)   Transaction reflects the acquisition of six self storage properties. Certain principals of the seller remained in the ownership structure of the borrower.
(2)   The mezzanine loan is currently held by Terra Capital and is co-terminous with the Carolina Storage Centres Portfolio loan. The annual interest rate on mezzanine loan is 12.000% plus 2% PIK and after the 61st payment date through maturity date, 18.000%. All Total Debt figures reflect the 14.000% annual interest rate on an interest only basis as of the Cut-off Date.
(3)   Cash management will be triggered upon: (i) the occurrence of any event of default or any bankruptcy action of any borrower, principal, guarantor or manager has occurred or if borrower fails to complete the capital improvements within one year of the closing date, (ii) failure by the borrower to maintain an actual DSCR of 1.20x for two consecutive calendar quarters, (iii) failure by the borrower to maintain a DSCR of less than 1.05x based on the sum of debt service and mezzanine debt service for two consecutive calendar quarters, (iv) an event of default in connection with the mezzanine loan, or (v) failure by the mezzanine borrower to meet conditions of the mezzanine loan DSCR test.
(4)   Borrower deposited $692,000 (125% of budgeted costs) into a capital improvement reserve for certain property improvements including but not limited to the expansion of covered boat storage facilities at the Beaver Run property and the addition of 45 climate-controlled storage units at the Benton Storage Center property. Failure to complete the capital improvements within the one year time frame will trigger a 50% cash flow sweep until such capital improvements are completed.

	Initial	Monthly
Taxes:	$50,167	$25,083
Insurance:	$25,254	$3,608
Replacement:	$0	$5,317
Capital Improvement
Reserve(4):	$692,000	$0

Financial Information
	Mortgage Loan	Total Debt(2)
Cut-off Date Balance / Sq. Ft.:	$43	$51
Balloon Balance / Sq. Ft.:	$32	$40
Cut-off Date LTV:	69.4%	81.7%
Balloon LTV:	51.9%	64.2%
Underwritten NOI DSCR(2):	1.51x	1.11x
Underwritten NCF DSCR(2):	1.46x	1.07x
Underwritten NOI Debt Yield:	10.6%	9.0%
Underwritten NCF Debt Yield:	10.2%	8.7%

TRANSACTION HIGHLIGHTS
▪	Acquisition Financing. Borrower acquired the property for a total cost of $26.4 million, contributing over $4.9 million of equity, representing 19% of the purchase price.
▪
Cross-collateralized and Cross-defaulted Portfolio.  The loan is secured by six cross-collateralized and cross-defaulted properties located in six different markets, with no permitted property releases.

▪
Capital Improvement Plan. Sponsorship plans to invest capital to upgrade and expand the properties including expanded covered boat storage at the Beaver Run property, the addition of 45 climate-controlled units at the Benton property, and upgraded signage at numerous properties.

▪	Sponsorship. The sponsors have over 20 years of self storage experience and currently own or manage over 45 properties totaling in excess of 2.6 million sq. ft.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Collateral Asset Summary – Loan No. 19 Walpert Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,729,640 74.4% 1.48x 12.0%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of 11 Properties
Loan Purpose:	Refinance		Property Type:	Unanchored Retail
Sponsor:	Robert A. Walpert; Robert A. Walpert		Collateral:	Fee Simple
	Living Trust		Location:	Tennessee, Missouri, Kansas
Borrower:	LCRF, LLC		Year Built / Renovated:	1962-2010 / NAP
Original Balance:	$17,750,000		Total Sq. Ft.:	372,857
Cut-off Date Balance:	$17,729,640		Property Management:	R.A. Management, Inc.
% by Initial UPB:	1.6%		Underwritten NOI:	$2,132,651
Interest Rate:	5.2500%		Underwritten NCF:	$1,744,772
Payment Date:	6th of each month		Appraised Value:	$23,830,000
First Payment Date:	December 6, 2012		Appraisal Date:	April 2012 – May 2012
Maturity Date:	November 6, 2022
Amortization:	360 months		Historical NOI
Additional Debt:	None		2011 NOI:	$1,893,931 (December 31, 2011)
Call Protection(1):	L(25), D(91), O(4)		2010 NOI:	$1,690,280 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place		2009 NOI:	$1,924,958 (December 31, 2009)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	90.6% (September 4, 2012)
Taxes:	$330,061	$44,825	2011 Occupancy:	81.9% (December 31, 2011)
Insurance(2):	$0	Springing	2010 Occupancy:	79.9% (December 31, 2010)
Replacement:	$0	$9,011	2009 Occupancy:	88.2% (December 31, 2009)
TI/LC:	$0	$23,313
(1)   Partial release of individual properties is permitted after the expiration of the lockout period, provided, among other things, (i) the DSCR for the remaining properties is no less than the greater of (a) the DSCR immediately prior to such release and (b) 1.48x, (ii) the LTV ratio for the remaining properties is no greater than (a) the LTV ratio immediately prior to such release and (b) 74.5%, and (iii) the borrower provides defeasance collateral in an amount equal to the greater of (a) 120% of the allocated loan amount for such property or (b) 100% of net sales proceeds with respect to such property. In addition, no substitution of the properties is permitted.
(2)   The borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if a blanket insurance policy is no longer in place.

Required Repairs:	$498,625	NAP
Abated Rent Funds:	$358,997	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$48
Balloon Balance / Sq. Ft.:	$39
Cut-off Date LTV:	74.4%
Balloon LTV:	61.7%
Underwritten NOI DSCR:	1.81x
Underwritten NCF DSCR:	1.48x
Underwritten NOI Debt Yield:	12.0%
Underwritten NCF Debt Yield:	9.8%

TRANSACTION HIGHLIGHTS
▪
Experienced Sponsorship.   Robert A. Walpert is an experienced, local owner and operator of retail shopping centers. In his 20 years as president and CEO at Walpert Properties, Mr. Walpert led the acquisition and development of several million square feet of shopping centers in multiple states. In addition, Mr. Walpert has substantial experience managing the Walpert Portfolio properties, having acquired the properties from 1994 to 2005.

▪
Tenant Granularity.  The largest tenant in the portfolio occupies 12.6% of the portfolio NRA and contributes 5.6% of annual rent. The portfolio consists of 105 tenants, with a median size of 1,800 sq. ft. and median rent of 0.6% of annual rent.

▪	Diverse Portfolio. The portfolio consists of 11 properties located in three states, with 43.2% of NRA located in Tennessee, 34.6% of NRA located in Missouri, and 22.2% of NRA in Kansas.
▪	Recent Leasing. Since October 2012, the sponsor has executed eight new leases totaling 13,253 sq. ft. or 3.6% of the portfolio NRA.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7730 Navarre Parkway Navarre, FL 32566	Collateral Asset Summary – Loan No. 20 Cayo Grande Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,700,000 58.4% 1.75x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	KeyBank		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Garden Multifamily
Sponsor:	George I. Gellman; Arthur M. Gellman;		Collateral:	Fee Simple
	Clarke H. Narins		Location:	Navarre, FL
Borrower:	Benchmark Cayo Grande Navarre,		Year Built / Renovated:	1999, 2004, 2006 / 2006
	LLC		Total Units:	342
Original Balance:	$17,700,000		Property Management:	Benchmark Management of Florida, Inc.
Cut-off Date Balance:	$17,700,000		Underwritten NOI:	$1,908,961
% by Initial UPB:	1.6%		Underwritten NCF:	$1,806,361
Interest Rate:	4.1600%		Appraised Value:	$30,300,000
Payment Date:	1st of each month		Appraisal Date:	October 31, 2012
First Payment Date:	January 1, 2013
Maturity Date:	December 1, 2022		Historical NOI
Amortization:	360 months		TTM NOI:	$2,043,759 (T-12 September 30, 2012)
Additional Debt:	None		2011 NOI:	$1,901,268 (December 31, 2011)
Call Protection:	L(24), D(93), O(3)		2010 NOI:	$1,649,906 (December 31, 2010)
Lockbox / Cash Management(1):	Soft / Springing		2009 NOI:	NAV

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	93.9% (October 29, 2012)
Taxes:	$18,531	$18,531	2011 Occupancy:	90.9% (December 31, 2011)
Insurance(2):	$0	Springing	2010 Occupancy:	93.1% (December 31, 2010)
Replacement:	$8,550	$8,550	2009 Occupancy:	NAV
Required Repairs:	$185,375	NAP
(1)   A cash sweep will be triggered upon (i) an event of default, (ii) if the DSCR is less than 1.20x or (iii) a bankruptcy action of the borrower or property manager.
(2)   Insurance escrow will be triggered upon (i) an event of default, (ii) termination, cancellation or lapse of coverage, or notice thereof or (iii) if borrower fails to provide evidence of coverage to lender.

Financial Information
Cut-off Date Balance / Unit:	$51,754
Balloon Balance / Unit:	$41,344
Cut-off Date LTV:	58.4%
Balloon LTV:	46.7%
Underwritten NOI DSCR:	1.85x
Underwritten NCF DSCR:	1.75x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.2%

TRANSACTION HIGHLIGHTS
▪
Experienced Sponsor.  The Benchmark Group (“Benchmark”) is a family-owned real estate and development company in operation for over 30 years. Based in Amherst, New York, Benchmark owns over 5 million sq. ft. of retail space located in six states and 6,600 apartment units in 12 states. Arthur and George Gellman, together with Clarke Narins, the sponsors, are the principals of Benchmark.

▪
Cash Equity.  The sponsor purchased an 85% interest in an existing partnership that owned the Cayo Grande Apartments property for approximately $23.8 million. This represents an equity contribution of approximately $6.1 million after funding of the Cayo Grande Apartments loan.

▪
Location Market Fundamentals.  Cayo Grande Apartments is located in Navarre, Florida, along Navarre Parkway approximately 22.8 miles east of Pensacola, Florida and 15.5 miles south of Interstate 10.  The property’s local market competitive set is exhibiting stable/strong occupancy levels with reported occupancy rates ranging from 94% to 99% with limited concessions/discounts being offered.

▪
Credit Metrics.  Based on the “as-is” appraised value of $30.3 million, the Cayo Grande Apartments loan represents a 58.4% loan to value ratio, and based on the underwriting, the Underwritten NCF DSCR is 1.75x and the Underwritten NOI Debt Yield is 10.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-172143) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co. Inc., KeyBanc Capital Markets Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2012-CCRE5 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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